As filed with the Securities and Exchange Commission on April 29, 2011
Registration No. 333-163878; 811-22370

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SecurePath for Life Product
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 1
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 3
SEPARATE ACCOUNT VA FF
(Exact Name of Registrant)
TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-0001
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (319) 355-8511
Elizabeth Belanger
440 Mamaroneck Avenue
Harrison, NY 10528
(Name and Address of Agent for Service)
Copy to:
Shane E. Daly
Transamerica Life Insurance Company
4333 Edgewood Road, N.E.
Cedar Rapids, IA 52499-4240
Title of Securities Being Registered:
Flexible Premium Variable Annuity Policies
It is proposed that this filing will become effective:
☐  immediately upon filing pursuant to paragraph (b) of Rule 485
☑  May 1, 2011 pursuant to paragraph (b) of Rule 485
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐  on ____ pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

SecurePath for Life Product

This prospectus describes the SecurePath for Life Product, a flexible premium deferred annuity (the “Product” or the “Contract”) offered by Transamerica Life Insurance Company (“TLIC”) in all jurisdictions except New York, or by Transamerica Financial Life Insurance Company (“TFLIC”) in New York. The Contract may be offered as an individual annuity contract or as an interest in a group annuity contract. (When the Contract is offered as a group annuity, “Contract” also refers to any certificate providing rights and benefits to an individual Participant designated in the certificate under the group annuity contract.) Unless otherwise specified, references to a “Company” refer to the applicable issuing company of a Contract. The Contractholder should refer to the first page of the policy form for the name of the Company issuing the Contract.

This prospectus describes important features of the SecurePath for Life Product and what you should consider before investing in the Product. The SecurePath for Life Product or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state please refer to your Contract.

The Contracts are sold by the Company to retirement plans and accounts qualifying for federal tax benefits under sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may make contributions to the Contract subject to the Company’s underwriting guidelines and the Code. Currently, the SecurePath for Life Product is available to fund:

•	an employment based retirement plan or arrangement;

•	a custodial account established as an Individual Retirement Account (“IRA”), that holds an annuity initially funded by a rollover transaction from retirement plans or arrangements, including, but not limited to, retirement plans funded by the Contract.

Participant contributions will be directed to an applicable Variable Investment Option based upon the Participant’s age. Each Variable Investment Option is a subaccount of Separate Account VA FF, in the case of Contracts issued by TLIC, or TFLIC Pooled Account No. 44, in the case of Contracts issued by TFLIC. The Variable Investment Options currently available to participants invest in underlying target retirement date mutual funds. Currently, participant contributions will be directed to a Variable Investment Option that invests in one of a series of Vanguard Target Retirement Funds offered through the Vanguard Group, Inc.

To learn more about the Contracts and the Variable Investment Options, you can obtain a copy of the Statement of Additional Information (“SAI”) dated the date of this prospectus. The SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated into this prospectus by reference. The SAI’s table of contents can be found in Section 10 of this prospectus. The Company may also file other reports with the SEC. You may obtain these documents from the Company without charge by calling (800) 755-5801 (for retirement plan participants) or (866) 306-6343 (for IRA participants). You can also obtain copies of these documents from our website at www.divinvest.com (for retirement plan participants) or www.securepathbytransamerica.com (for IRA participants) or from the Securities and Exchange Commission’s website at http://www.sec.gov.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference. The accompanying prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

This prospectus does not constitute an offer to sell or solicitation of an offer to buy the Contracts in any jurisdiction in which such offer may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

May 1, 2011

Glossary

The following is a glossary of key terms used in this Prospectus. These terms may be used throughout the Prospectus in the descriptions of the benefits and features of the SecurePath for Life Product.

Account:  An account maintained for a Contractholder or Participant, as applicable, in which is recorded the number of Units held.

Account Value:  The total value of an Account, equal to the value of the investment in a Variable Investment Option. The Account Value will go up or down based on the performance of the Variable Investment Options.

Accumulation Period:  The Accumulation Period for each Participant is the period during which the Participant may make Contributions into the Participant’s Account. It begins when the Participant makes an initial Contribution into the Account and ends on the Participant’s Annuity Purchase Date, or earlier termination or full withdrawal of the Account.

Annual Period:  Each Annual Period for purposes of withdrawal of the Guaranteed Income Amount runs from the date of the Participant’s birthday to the last Business Day immediately preceding the Participant’s next birthday.

Annual Step-Up:  The date that the Participant’s Income Base is increased to the Account Value if, as of that date, the Account Value is greater than the Income Base. The Annual Step-Up takes place as of the Participant’s Birthday each year, or, if this date is not a Business Day, then the Annual Step-Up will be the next Business Day immediately after the Participant’s birthday.

Annuity Purchase Date:  The date a Participant elects to purchase a Fixed Annuity.

Beneficiary:  The person(s) or entity that a Participant selects to receive the Death Benefit.

Benefit Age:  The Benefit Age is equal to either: (i) the age of the Participant as of the Participant’s last birthday if single life coverage is elected; or (ii) the age of the younger of the Participant or the Participant’s spouse as of each of their last birthdays if joint coverage is elected.

Blended Guaranteed Income Rate:  A weighted average of the Guaranteed Income Rates applicable with respect to each Incremental Contribution. The Blended Guaranteed Income Rate is used to determine the Guaranteed Income Amount for an Annual Period. Incremental Contributions after a change in the Guaranteed Income Rate Table and/or after the Lock-In Date may establish a Blended Guaranteed Income Rate, as further described in “Section 3 — Guaranteed Income Amount — Blended Guaranteed Income Rate.”

Business Day:  A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). A Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes earlier.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The individual or group variable annuity contracts offered by the Company as described in this Prospectus.

Contractholder:  The individual, employer, trust or association to which an annuity contract has been issued.

Contribution:  The amount contributed to the SecurePath for Life Product on behalf of a Participant. Contributions may include Participant contributions, Plan sponsor contributions, and transfers (including rebalancing transfers). Generally, subject to limits of the Code, the terms of the Contract, and, if applicable, the employer’s Plan, a Participant can make additional Contributions at any time during the Accumulation Period.

Death Benefit:  Upon a Participant’s death during the Accumulation Period, the Beneficiary designated by the Participant is entitled to receive the Account Value as the death benefit.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

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Excess Withdrawal:  A withdrawal that reduces the Participant’s Income Base. Prior to the Lock-In Date, all withdrawals are Excess Withdrawals. After the Lock-In Date, withdrawals in excess of the Guaranteed Income Amount for an Annual Period will constitute Excess Withdrawals (subject to an exception for certain required minimum distributions). See “Section 3 — Guaranteed Income Amount.”

Fixed Annuity:  An annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

Guaranteed Income Amount:  Under the terms of the SecurePath for Life Product, an amount that a Participant may receive each Annual Period for the Participant’s life (or if the Participant has elected joint coverage, for the lives of the Participant and the Participant’s spouse), first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount equals a Participant’s Blended Guaranteed Income Rate multiplied by the Income Base, and will be adjusted to reflect subsequent Contributions, Excess Withdrawals, and changes in the Income Base as of the Annual Step-Up. See “Section 3 — Guaranteed Income Amount.”

Guaranteed Income Rate:  The percentage rate applicable to an Incremental Contribution as set forth in the applicable Guaranteed Income Rate Table. At the Lock-In Date and thereafter, each Incremental Contribution (whether it occurred before or after the Lock-In Date) will be attached to a Guaranteed Income Rate based upon: (i) the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, (ii) the Benefit Age of the Participant at the Lock-In Date, or at the time of the Incremental Contribution if it is made after the Lock-In Date, and (iii) whether the Participant has elected single life or joint coverage.

Guaranteed Income Rate Table:  A table of Guaranteed Income Rates applicable under the SecurePath for Life Product, which vary based on the Participant’s Benefit Age and the election of single life or joint coverage.

Guarantee Value:  The Guarantee Value shall be equal to the present value of the aggregate Guaranteed Income Amount payments assuming: (i) the Guaranteed Income Amount is calculated based upon the Income Base as of the effective date of the distribution; (ii) if the Participant has not yet established a Lock-In Date, the Participant establishes a Lock-In Date on the later of the Participant’s next birthday or the Participant’s 65th birthday; (iii) mortality assumptions are based on the Annuity 2000 Basic mortality table with projection; and (iv) the interest rate is based on the 10-year Treasury constant maturity rate + 2.00%, as of the effective date. See “Section 3 — Guaranteed Income Amount — Portability.”

Income Base:  The Income Base is used to determine the Guaranteed Income Amount. A Participant’s Income Base is equal to the initial Contribution to the Participant’s Account, and is subsequently adjusted for (i) additional Contributions, (ii) withdrawals and transfers out of the Account that constitute Excess Withdrawals, and (iii) the Annual Step-Up. See “Section 3 — Guaranteed Income Amount — Income Base.”

Income Base Adjustment:  The amount by which the Income Base is reduced with respect to an Excess Withdrawal. See “Section 3 — Guaranteed Income Amount.”

Incremental Contribution:  That portion of a Contribution that exceeds any Outstanding Excess Withdrawals at the time of Contribution. For avoidance of doubt, the first Contribution to the SecurePath for Life Product is an Incremental Contribution.

IRA:  An Individual Retirement Account within the meaning of Section 408 or 408A of the Code. This Contract must be issued to a custodial account established as an IRA.

Lock-In Date:  The Business Day that a Participant elects to lock in the Guaranteed Income Amount under the SecurePath for Life Product. A Participant must be at least age 55 to elect a Lock-In Date.

Maturity Date:  The latest date on which the Company may begin to make annuity payments to an IRA Participant. The Maturity Date is the earlier of the date of the IRA Participant’s 105th birthday, or the applicable date specified under the Contract.

Outstanding Excess Withdrawals:  The total amount of outstanding Excess Withdrawals that have not been paid back by a subsequent Contribution. A record of Outstanding Excess Withdrawals is maintained from the time

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of the Participant’s initial Contribution until the Participant has made an Excess Withdrawal depleting the Account Value to zero.

Participant:  An individual participant under a Contract issued to or adopted by the individual’s employer or plan sponsor or an individual participating under a Contract issued to a custodial account established as an IRA.

Plan:  A retirement plan or program under which benefits are to be provided pursuant to a Contract from amounts contributed by the Plan sponsor or by Plan Participants.

Pooled Account:  For TFLIC Contracts — Contributions allocated to the Variable Investment Options are held by TFLIC in a separate account called TFLIC Pooled Account No. 44. For TLIC Contracts — Contributions allocated to the Variable Investment Options are held by TLIC in a separate account called Separate Account VA FF. A Pooled Account is a segregated asset account of the Company; its assets are not commingled with the general assets and obligations of the Company.

SecurePath Service Center:  Plan Participants should contact their Plan’s retirement plan provider at the below address. IRA Participants should contact Transamerica Retirement Management at the below address.

For Plan Participants:	Diversified 440 Mamaroneck Avenue Harrison, NY 10538 1-800-755-5801

For IRA Participants:	Transamerica Retirement Management P.O. Box 2485 St. Paul, MN 55102-9988 1-866-306-6343

Settlement Phase:  A Participant’s interest in the SecurePath for Life Product enters the Settlement Phase during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time. See “Section 3 — Guaranteed Income Amount — Settlement Phase.”

Statement of Additional Information:  A document containing certain additional information about the Contract. The Statement of Additional Information has been filed with the Securities and Exchange Commission, and it is legally a part of this Prospectus.

Target Date Funds:  The Vanguard Target Retirement Funds, which are registered mutual funds made available by the Vanguard Group.

TCI:  Transamerica Capital, Inc., a registered broker-dealer, and an affiliate of the Company.

TFLIC:  Transamerica Financial Life Insurance Company, a New York life insurance company.

TLIC:  Transamerica Life Insurance Company, an Iowa life insurance company.

Unit:  The measure by which a Participant’s Account Value is determined.

Underlying Funds:  The registered mutual funds that are purchased by the Variable Investment Options pursuant to the terms of the Contracts, including the Target Date Funds. See “Section 2 — Investment Options.”

Variable Investment Option:  When a Participant makes Contributions to an Account, those Contributions are directed to a Variable Investment Option based upon the Participant’s birth year. Each Variable Investment Option holds shares of an Underlying Fund. These shares are held in the Pooled Account. The division of the Pooled Account that invests in a particular Underlying Fund may also be referred to as a subaccount of the Pooled Account.

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Summary of Contract Expenses

Fees and Expenses

The following table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses. State premium taxes(1) may also be deducted upon the purchase of a Fixed Annuity under the Contract.

	Maximum	Current

Annual Contract Fee(2)	$50	$0
Pooled Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge(3)	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

(1)	State premium taxes currently range from 0% to 3.5%.

(2)	The Company reserves the right to deduct an annual contract charge from a Participant’s Account in accordance with the provisions of the Contract. The Company has no present intention to impose such a charge, but it may do so in the future.

(3)	The Company reserves the right to charge a maximum guaranteed income benefit charge of up to 1.40% upon 90 days’ prior written notice of the change.

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds during the Funds’ last fiscal year that you may pay periodically during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in the Prospectus for each Underlying Fund.

	Lowest	Highest

Total Annual Underlying Fund Operating Expenses(4)(5)	0.16%	0.40%

(4)	The portfolio operating expenses used to prepare this table were provided to the Company by the Underlying Funds. The Company has not independently verified such information. Current or future expenses may be greater or less than those shown.

(5)	The Target Date Funds are asset allocation funds that invest in other underlying mutual funds — i.e., each Target Date Fund is a “fund of funds.” A “fund of funds” typically allocates its assets, within predetermined percentage ranges, among certain other mutual fund portfolios (each such portfolio an “acquired fund”). In determining the range of portfolio operating expenses, the Company took into account the combined actual expenses for each Target Date Fund and the portfolios in which it invests. The combined expense information presented here reflects the acquired fund fees and expenses — including management fees and other expenses — borne by the Target Date Funds. See the prospectus for the Target Date Funds for a presentation of the applicable acquired fund fees and expenses.

Expense Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include pooled account annual expenses and Underlying Fund fees and expenses.

The example assumes that you invest $10,000 in the Contract for the time periods indicated, and that you withdraw the full Account Value from your Account at the end of the period. The example also assumes that your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any Variable Investment Option’s future performance), and assumes the maximum fees and expenses of any of the Underlying Funds. The first example assumes that we charge the maximum Total Pooled Account Annual Expenses of 1.95%, and the second example assumes that we charge the current Total Pooled Account Annual Expenses of 1.45%.

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: Maximum Charges

1 Year	3 Years	5 Years	10 Years

$238	$733	$1,255	$2,686

Example 2: Current Charges

1 Year	3 Years	5 Years	10 Years

$188	$582	$1,001	$2,169

Condensed Financial Information

The following tables list the accumulation unit value information for the Variable Investment Options as of December 31, 2010.

Transamerica Financial Life Insurance Company Pooled Account No. 44

		Beginning	Ending	Units
Variable Investment Option	Year	Unit Value	Unit Value	Outstanding

SecurePath for Life 2025	2010	$10.00	$10.49	100
SecurePath for Life 2020	2010	$10.00	$10.42	100
SecurePath for Life 2015	2010	$10.00	$10.36	100
SecurePath for Life 2010	2010	$10.00	$10.27	100
SecurePath for Life Retirement Income	2010	$10.00	$10.13	100

Transamerica Life Insurance Company Separate Account VA FF

		Beginning	Ending	Units
Variable Investment Option	Year	Unit Value	Unit Value	Outstanding

SecurePath for Life 2025	2010	$10.00	$10.49	100
SecurePath for Life 2020	2010	$10.00	$10.42	100
SecurePath for Life 2015	2010	$10.00	$10.36	100
SecurePath for Life 2010	2010	$10.00	$10.27	100
SecurePath for Life Retirement Income	2010	$10.00	$10.13	100

Summary of Sections 1-10

Section 1 — The Contracts

The SecurePath for Life Product is a variable annuity contract issued by the applicable Company. The Contracts are designed and offered as funding vehicles for retirement plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These “tax-qualified plans” include custodial accounts established as IRAs and certain employment based retirement plans and arrangements. Please note: Purchasing the Contract as an investment vehicle for a “tax-qualified plan” does not provide any additional tax advantage beyond that already available through a “tax-qualified plan.” The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

The Contract may be offered as an individual annuity contract or as an interest in a group annuity contract. When the Contract is issued as a group annuity contract to a Plan Contractholder, the Contractholder is the employer, trust or association, and an individual Participant will have rights and benefits governed by the Contract issued to the Plan Contractholder and the terms of the applicable Plan. For the Contract to be used for an IRA, it must be issued to a custodial account.

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Section 2 — Investment Options

Upon selecting participation in the SecurePath for Life Product, a Participant will be assigned to a Variable Investment Option based on the Participant’s birth year (a Participant will not have the ability to select another option). The Variable Investment Option in turn invests in a Target Date Fund. The following table shows how a Participant who is currently eligible to invest in the SecurePath for Life Product as of the date of this Prospectus would be assigned to a particular Variable Investment Option and also shows the corresponding Vanguard Target Date Fund for that Variable Investment Option.

Birth Year of
Participant	Variable Investment Option	Target Date Fund

1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund Investor Shares
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund Investor Shares
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund Investor Shares
1943-1947	SecurePath for Life 2010	Vanguard Target Retirement 2010 Fund Investor Shares
1942 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund Investor Shares

Depending upon market conditions, a Participant may earn or lose money in any of the Variable Investment Options. A Participant’s Account Value will vary based upon the investment experience of the Underlying Funds. Past performance is no guarantee of future results.

Section 3 — Guaranteed Income Amount

The SecurePath for Life Product guarantees a Participant’s ability to receive a designated amount (called the Guaranteed Income Amount) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn each Annual Period without affecting future Guaranteed Income Amounts and is calculated by multiplying the Blended Guaranteed Income Rate by the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. Each Excess Withdrawal reduces the Income Base by the amount of the Income Base Adjustment, which is at least equal to the amount of the Excess Withdrawal but could be higher than the amount of the Excess Withdrawal under certain circumstances. Excess Withdrawals reduce a Participant’s Guaranteed Income Amount for future periods, and an Excess Withdrawal that reduces the Participant’s Income Base to zero would terminate the guaranteed minimum withdrawal benefit. On the Annual Step-Up each year, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Account Value.

The SecurePath for Life Product is designed to provide an annual income amount for life. Before starting withdrawals of the Guaranteed Income Amount by electing a Lock-In Date, a Participant must attain age 55 (a spouse must also attain age 50 for the Participant to begin withdrawals of the Guaranteed Income Amount under joint coverage). Any withdrawal of the Guaranteed Income Amount from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. A penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account to the extent they are also withdrawn from the Plan. See “Section 9 — Tax Information.”

The Company has currently established a Guaranteed Income Rate Table under which the Guaranteed Income Rates start at 3.50% at age 55 for single life coverage, increase by 0.1% per year of age until reaching a maximum Guaranteed Income Rate of 5.5% at age 75 for single life coverage. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables under which the Guaranteed Income Rates could be increased or

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reduced. Any change to the Guaranteed Income Rate Table will only affect future Incremental Contributions to the Contract. An Incremental Contribution is that portion of a Contribution that exceeds Outstanding Excess Withdrawals at the time of the Contribution.

The Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the SecurePath for Life Product (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

Joint coverage is optional and may be elected for no additional charge. Under joint coverage the Guaranteed Income Rate under the current Table is 0.5% lower than the Guaranteed Income Rate under single life coverage, and the Participant’s Benefit Age will be based on the age of the younger of the Participant or the Participant’s spouse.

The Guaranteed Income Amount will be determined on the Lock-In Date based on the applicable Blended Guaranteed Income Rate multiplied by the Income Base. In order to establish a Lock-In Date, the Guaranteed Income Amount must equal at least $250.

Please note: A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

Of course, a Participant can always withdraw or transfer out, at the Participant’s discretion and subject to the terms of the retirement plan arrangement, an amount up to the Participant’s Account Value in the SecurePath for Life Product.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. Such a forced distribution from the Contract may negatively impact any guarantee provided by SecurePath for Life, including the receipt of the Guaranteed Income Amount. Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder.

Section 4 — Contributions

A Participant may first make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50, but may not be older than age 75 as of the date of the initial Contribution. Once the Participant has met the applicable age qualification at the time of the initial Contribution, a Participant may make additional Contributions thereafter regardless of age, provided that the Participant continues to maintain an Account Value greater than zero.

A minimum Account Value of $2,000 is required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, Participants can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum contribution of $5,000 under a Plan or $2,000 for an IRA.

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If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. The Company reserves the right to cease accepting new Contributions under a Contract at any time.

The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See “Section 9 — Tax Information” for more details.

Section 5 — Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The Contracts are currently subject to a charge at an annual rate of 1.45%.

In addition, a Participant will bear the expenses associated with the Underlying Funds, including investment advisory fees and other expenses, that are deducted from the assets of the Underlying Fund.

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account.

Section 6 — Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract.

A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but a Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Participant’s Account. A penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account to the extent they are also withdrawn from the Plan.

A Plan Participant that wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan will be required to initiate a transfer out of the SecurePath for Life Product. Such a transfer will constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods.

Please note: Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Section 7 — Annuity Options

A Participant may elect to purchase one of several Fixed Annuity payment options, including a Life Annuity Option and a Fixed Period Annuity Option. Please note: A Participant’s investment in the Contract and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

Section 8 — Death Benefit

If a Participant dies before purchasing a Fixed Annuity, subject to the terms of any underlying Plan, the selected Beneficiary is entitled to receive the Account Value. If the Account Value has been reduced to zero, no death benefit is payable. Certain retirement arrangements may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In addition, a surviving spouse may be eligible to continue the investment in the SecurePath for Life Product and to receive payments of the Guaranteed Income Amount.

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Section 9 — Tax Information

For a Participant in a traditional IRA Contract, generally all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant generally must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year.

For a Participant in a Plan, generally all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Withdrawals prior to severance from employment or attainment of age 59 1/2 may be prohibited or subject to a penalty tax. The effect of federal taxation depends largely upon the type of retirement plan, so a Participant should consult with a tax advisor for more specific information about the tax treatment of Plan withdrawals.

Section 10 — Other Information

In all jurisdictions except New York, the Contracts are issued by Transamerica Life Insurance Company (TLIC), an Iowa insurance company. The Contracts are issued in New York by Transamerica Financial Life Insurance Company, a New York stock life insurance company. Transamerica Capital, Inc. (“TCI”) is the principal underwriter and distributor of the Contracts, which will be sold by registered representatives who are also licensed insurance agents of the Company. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI and applicable law who will be licensed insurance agents of the Company.

A Participant who has been issued an individual IRA Contract or certificate may return his or her Contract for a refund, but only if the Participant returns it within a prescribed period, which is generally 10 days (after you receive the Contract), or whatever longer time may be required by state law. This cancellation privilege may not be available for certain employment based retirement plans. The amount of the refund will generally be the amount of the Contribution (for an IRA, the amount of the rollover contribution), plus or minus accumulated gains or losses in the Pooled Account; if state law requires, the Company will refund the original Contribution(s) paid. The Contract will then be deemed void.

Section 1 — The Contracts

Variable Annuity Contracts

The SecurePath for Life Product is a variable annuity contract issued by the Company. Currently, the SecurePath for Life Product is available to fund: (i) an employment based retirement plan or arrangement; and (ii) a custodial account established as an IRA that holds an annuity initially funded by a rollover transaction from retirement plans or arrangements, including, but not limited to, retirement plans funded by the Contract.

The SecurePath for Life Product provides a benefit that permits a Participant who has elected to lock-in the guaranteed lifetime withdrawal benefit under the Contract to receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life, first as withdrawals from the Account and, if necessary, as payments from the Company. (A Participant must be at least age 55 to elect a Lock-In Date.) These withdrawals from the Account are guaranteed by the Company, but are not annuity payments.

The Participant is in the Accumulation Period until the Participant elects to purchase a Fixed Annuity. The date that a Participant elects to begin receiving a Fixed Annuity is the Annuity Purchase Date. On the Annuity Purchase Date, the Accumulation Period and the Participant’s allocation to the Variable Investment Options end. An IRA Participant must elect to receive a Fixed Annuity prior to the Maturity Date (typically the IRA Participant’s 105th birthday, or earlier if required by state law). Before the Maturity Date, a Participant may withdraw the Guaranteed Income Amount in lieu of purchasing a Fixed Annuity.

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Eligible Purchasers

The Contracts are designed and offered as funding vehicles for retirement plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These may include custodial accounts established as IRAs and certain employment based retirement plans and arrangements.

Because eligible purchasers of these Contracts already receive the benefits of tax deferral without investing in an annuity contract, it is important to understand that a Participant need not make Contributions under a Contract to gain the benefits of tax deferral provided by an IRA or Plan. Therefore, a Participant should carefully review the features and benefits offered under the SecurePath for Life Product, particularly the potential to receive guaranteed lifetime withdrawals of the Guaranteed Income Amount, in considering whether to make Contributions to the Contract, rather than any benefits relating to tax deferral. The tax advantages available with the Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.

Ownership

With respect to Plans, the organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. Any eligible Participant who contributes to the Variable Investment Options will be covered by the Contract applicable to a Plan.

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantees provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount. Upon such a forced distribution, a Participant who is not otherwise eligible to rollover the Account Value to an IRA Contract will receive the greater of the Account Value or the Guarantee Value of the Guaranteed Income Amount benefit, if any. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

With respect to IRA Contracts, the Contract is issued to a custodial account established as an IRA. The Contract may be issued as an individual annuity contract or as an interest in a group annuity. If an IRA Contract is issued as a group annuity, then an IRA Participant will receive a certificate shortly after the Participant makes an initial Contribution to the Account, although a Participant may receive the certificate at a later time, as permitted by applicable law. The certificate summarizes the IRA Participant’s benefits under the Contract. As the individual for whom the IRA is established, the IRA Participant is the owner of the Contract and has all decision-making rights under the Contract.

Contributions

The initial Contribution is the amount a Participant contributes under a Contract to purchase the SecurePath for Life Product. A minimum Account Value of $2,000 is required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Subject to the terms of an employer-sponsored Plan or IRA, a Participant can make additional Contributions at any time during the Accumulation Period. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See “Section 9 — Tax Information” for more details. In addition, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum contribution of $5,000 under a Plan or $2,000 for an IRA.

Contracts issued in respect of 401(a), 401(k), 403(b) and 457 plans will accept Contributions attributable to employer or employee contributions to the Plan, rollovers or transfers to the Plan, or reallocations of existing account balances to the credit of Participants. In the case of the Section 408 or 408A IRA Contract, Contributions will be made at the direction of the Participant.

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An Account will be established for each Participant which will record the number of Units held in the applicable Variable Investment Options. Contributions will be directed to the applicable Variable Investment Option based upon the Participant’s birth year.

All Participant Contributions credited to a Participant Account are vested and nonforfeitable. Amounts contributed by employers to a Participant Account, which have not vested pursuant to the terms of the applicable Plan, may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable plan, and subject to the requirements of ERISA. Please refer to “Section 4 — Contributions” for additional information.

Rights of the Participant under the Contract

The Contract permits the Participant to elect his/her Lock-In Date and to establish single life or joint coverage for purposes of receiving the Guaranteed Income Amount, to receive a Fixed Annuity in lieu of receiving the Guaranteed Income Amount, to determine the applicable Fixed Annuity option if desired, to make Contributions, to withdraw all or a portion of the Participant’s Account Value, to transfer or withdraw amounts from the Participant’s Account, and to designate Beneficiaries, subject to employer-sponsored Plan or IRA provisions.

Rights Upon Suspension of Contract or Termination of Plan

403(b) Contract

In the event that Contributions under 403(b) Contracts are discontinued, or a Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Account applied under one of the following options: (1) to be held and distributed by the Company in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding vehicle. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the Contractholder’s Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value. The Guarantee Value represents the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

401(a) Contract/401(k) Contracts

If the Contractholder terminates its Plan, discontinues Contributions, or changes to a recordkeeper that cannot support the Contract, it is the Contractholder’s responsibility to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by the Company in accordance with the terms of the Contract; (2) to be transferred to an alternate funding vehicle, or (3) to purchase deferred, paid-up life annuity benefits for Participants. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the Contractholder’s Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value.

457 Contracts

If the Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participants together with notice of the right of the Participant to elect to have the value of his/her Account applied under either of the following options: (1) to be held and distributed by the Company in accordance

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with the terms of the Contract or (2) to be paid to him/her in cash. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the Account, a Plan Participant may lose the guaranteed lifetime withdrawal benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value.

IRA Contracts

For IRA Contracts, the Participant is the individual for whom the IRA is established. The IRA Participant has all the decision making authority with respect to the IRA account.

All Contracts

If a Participant takes a complete withdrawal from the Account, the Company may restrict the right to make new Contributions as a Participant under a Contract for up to 1 year after the complete withdrawal.

Failure of Qualification

In the event that a Plan, Plan Contractholder or IRA Participant becomes ineligible for any previously applicable tax benefits under the Code, the Company upon notice shall refuse during the period of such ineligibility to accept Contributions with respect to that Plan or Participant. If a Plan fails to meet applicable rules under the Code, the Internal Revenue Service may make the determination to disqualify a Plan, in which case Participants would receive a distribution of assets from the Plan. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

Transfers and Withdrawals

Participants will be assigned to a Variable Investment Option based on the Participant’s birth year, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract.

A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement plan arrangements as well as the provisions of the Code. Retirement plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. Your Plan may permit transfers to other investment options offered by your employer.

There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal. A penalty tax may be payable under the Code upon the early withdrawal of amounts from a Participant’s Account to the extent they are also withdrawn from the Plan. Please refer to “Section 6 — Transfers and Withdrawals” for additional information.

Please note: Transfers out of a Participant’s Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.

Participants may make withdrawals or transfers out of the SecurePath for Life Product in writing or by telephoning the applicable SecurePath Service Center. All Participants should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. The Company will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that the

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Company fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Rights Reserved by the Company

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders and/or Participants and any appropriate regulatory authority, the Company reserves the following rights:

(1) To operate the Variable Investment Options in any form permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or in any other form permitted by law;

(2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3) To transfer any assets in a Variable Investment Option to another Variable Investment Option or to one or more separate accounts, or to add, combine or remove Variable Investment Options;

(4) To substitute, for the interests of the Underlying Funds held by any of the Variable Investment Options, interests in another investment company or any other investment permitted by law; and

(5) To make any necessary technical changes in the Contract in order to conform with any of the above-described actions or as may be required or permitted by applicable law affecting the Variable Investment Options or the Contracts.

The Company will exercise its right to make any of these changes when, in its judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. In certain circumstances, such as the liquidation of a Target Date Fund, the Company may transfer assets in a Variable Investment Option to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

Contractholders and Participants will be notified of any material changes in the Contract or in the Variable Investment Options thereunder.

Section 2 — Investment Options

Variable Investment Options

Upon selecting participation in the SecurePath for Life Product, Participant Contributions will be invested in one of the following Variable Investment Options. As a condition to participating in the Contract, a Participant will be assigned to a Variable Investment Option based on the Participant’s birth year. This Variable Investment Option in turn invests in a Target Date Fund. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option. The

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following table shows how a Participant would be assigned to a particular Variable Investment Option, and also shows the corresponding Vanguard Target Date Fund for that Variable Investment Option.

Birth Year of
Participant	Variable Investment Option	Underlying Fund

1942 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund Investor Shares
1943-1947	SecurePath for Life 2010	Vanguard Target Retirement 2010 Fund Investor Shares
1948-1952	SecurePath for Life 2015	Vanguard Target Retirement 2015 Fund Investor Shares
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund Investor Shares
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund Investor Shares
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund Investor Shares
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund Investor Shares
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund Investor Shares
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund Investor Shares
1983-1987	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund Investor Shares

Each Target Date Fund pursues its investment objectives by investing in other Vanguard mutual funds according to its current asset allocation strategy. The Vanguard Target Retirement Income Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The other Target Date Funds pursue an asset allocation strategy designed for investors planning to retire in or within a few years of the target retirement date. The asset allocation of each Target Date Fund, other than the Retirement Income Fund, will become more conservative over time meaning that the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase. Within seven years after the target date noted in the Fund’s name, the Fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. The Vanguard Target Retirement Income Fund maintains a static asset allocation strategy. The Target Retirement Funds available through the Variable Investment Options under the Contract are designed to manage the risk of the Company in offering the guaranteed lifetime withdrawal benefit to Participants.

Each of the Target Date Funds, other than the Vanguard Target Retirement Income Fund, seeks to provide capital appreciation and current income consistent with its current asset allocation. The Vanguard Target Retirement Income Fund seeks to provide current income and some capital appreciation. The following table describes the target asset allocation of each Target Date Fund. Information is provided for all Target Date Funds that may become

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available under the contract, although Participants eligible to contribute to the Contract in 2010 would not be assigned to a Target Date Fund beyond the year 2025.

Fund	Current Target Asset Allocation

Vanguard Target Retirement Income Fund	Approximately 30% of assets in stock funds/ approximately 70% in bond funds
Vanguard Target Retirement 2010 Fund	Approximately 50% of assets in stock funds/approximately 50% in bond funds
Vanguard Target Retirement 2015 Fund	Approximately 58% of assets in stock funds/ approximately 42% in bond funds
Vanguard Target Retirement 2020 Fund	Approximately 67% of assets in stock funds/approximately 33% in bond funds
Vanguard Target Retirement 2025 Fund	Approximately 75% of assets in stock funds/approximately 25% in bond funds
Vanguard Target Retirement 2030 Fund	Approximately 82% of assets in stock funds/approximately 18% in bond funds
Vanguard Target Retirement 2035 Fund	Approximately 90% of assets in stock funds/approximately 10% in bond funds
Vanguard Target Retirement 2040 Fund	Approximately 90% of assets in stock funds/approximately 10% in bond funds
Vanguard Target Retirement 2045 Fund	Approximately 90% of assets in stock funds/approximately 10% in bond funds
Vanguard Target Retirement 2050 Fund	Approximately 90% of assets in stock funds/approximately 10% in bond funds

Each Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. To the extent the Target Date Fund invests more of its assets in bonds and short-term investments, it will typically be less volatile than a Target Date Fund investing more of its assets in stocks. See the Prospectus for the Target Date Funds for more information.

Each Target Date Fund is a member of The Vanguard Group. The Vanguard Group Inc., P.O. Box 2600 Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. Vanguard also serves as investment advisor for each of the underlying funds.

Money Market Variable Investment Option for Temporary Investment

A Money Market Variable Investment Option is not currently available for Participant Contributions. However, a Money Market Variable Investment Option is made available under the Contract solely for the purpose of holding investments on a temporary basis in the event that a Target Date Fund were no longer available, due to liquidation, closure, or otherwise. For example, if a Target Date Fund were to liquidate, assets may be transferred to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.

The Money Market Variable Investment Option invests in Transamerica AEGON Money Market VP, a series of Transamerica Series Trust, a registered investment company. Transamerica AEGON Money Market VP is advised by Transamerica Asset Management, Inc., and is sub-advised by AEGON USA Investment Management, LLC, each an affiliate of the Company. The Fund’s investment objective is to seek maximum current income from money market securities consistent with liquidity and preservation of principal. The Fund invests in high-quality, short-term corporate, bank and government obligations.

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Voting Rights

The Company is the legal owner of the shares of the Underlying Funds used by the Variable Investment Options, and as such has the right to elect the directors of the Underlying Funds, to vote upon certain matters that are required by law to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, the Company will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders or Participants (as appropriate). The Company will furnish Contractholders or Participants (as appropriate) with the proper forms to enable them to give these instructions.

When the Company receives instructions from Contractholders or Participants (as appropriate), it will vote all of the shares it owns in accordance with those instructions. The Company will vote fund shares for which it does not receive timely instructions in the same proportion as shares for which it receives timely instructions from Contractholders (or Participants). This voting procedure is sometimes called “mirror voting.” The Company will vote all of the shares of a given mutual fund held within the Pooled Account in accordance with these mirror voting procedures, and all such shares will be counted towards a quorum at the Underlying Fund’s shareholder meeting and towards the results of the vote. Under these mirror voting procedures, it is possible that the outcome of the vote will be determined by a small percentage of Contractholders (or Participants). The Company may change these voting procedures if it is required or permitted by federal or state law.

Substitution

The Company may substitute one or more of the Underlying Funds used as investment options. The Company may also cease to allow investments in existing Underlying Funds. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments before taking such actions, and provide any required notices to Contractholders.

When the asset allocation of a Target Date Fund, other than the Vanguard Target Retirement Income Fund, becomes similar to that of the Vanguard Target Retirement Income Fund, which follows a static asset allocation strategy designed for investors currently in retirement, the board of directors of the Target Date Fund may determine that it is in the best interest of Target Date Fund shareholders to combine the Target Date Fund with such Retirement Income Fund. Target Date Fund shareholders will be notified in advance of such a combination, and once the combination occurs, a Participant’s Account Value in a Variable Investment Option that had been invested in a Target Date Fund will instead be invested in the Vanguard Retirement Income Fund. To the extent required by applicable law, the Company will seek the approval of the Securities and Exchange Commission and any necessary state insurance departments for the substitution of the Target Date Fund with the Vanguard Retirement Income Fund.

Section 3 — Guaranteed Income Amount

The SecurePath for Life product guarantees a Participant’s ability to receive a designated amount (called the “Guaranteed Income Amount”) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn annually without affecting future Guaranteed Income Amounts and is calculated by reference to a percentage of a value, called the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. On the Annual Step-Up, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Participant’s Account Value.

The SecurePath for Life Product is designed to provide an annual income amount for life and may be appropriate for investors who intend to make periodic withdrawals from their Account, and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.

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Please note:

•	A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.

•	A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option. See “Section 7-Annuity Options.”

Income Base

The Income Base is used to calculate the Guaranteed Income Amount that a Participant will be entitled to receive. The Income Base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, is not a minimum return for a Variable Investment Option, and is not a guarantee of Account Value.

When a Participant contributes to a Variable Investment Option, the initial Income Base is equal to the Account Value. The Income Base is subsequently increased by each Participant Contribution made to the SecurePath for Life Product, including new contributions and transfers made from other investment options available in the Participant’s retirement account. The Income Base is subsequently reduced due to a Participant’s withdrawal from the SecurePath for Life Product to the extent it is an Excess Withdrawal (see “Withdrawals” below). Transfers out of the SecurePath for Life Product to other investment options offered in a Plan by the Participant’s Plan sponsor constitute withdrawals for the purposes of this determination.

Each Excess Withdrawal reduces the Income Base by the amount of the “Income Base Adjustment.” The Income Base Adjustment equals the greater of (a) the amount of the Excess Withdrawal, or (b) the amount of the Excess Withdrawal multiplied by the ratio of the Income Base (before the Excess Withdrawal) to the Account Value (before the Account Value is reduced by the amount of the Excess Withdrawal). The Income Base Adjustment may reduce the Income Base by more than the dollar amount of the Excess Withdrawal; in particular, the Income Base Adjustment will be greater than the Excess Withdrawal if the Participant’s Account Value is less than the Income Base. A Participant with an Income Base significantly higher than the Participant’s Account Value should consider that there will be a significant reduction to the value of the guaranteed lifetime withdrawal benefit as a result of an Excess Withdrawal. An Excess Withdrawal that reduces a Participant’s Income Base to zero terminates the guaranteed lifetime withdrawal benefit.

If the Account Value is greater than the current Income Base on the Participant’s birthday (or the next Business Day after the Participant’s birthday, if not a Business Day), then the Participant’s Income Base will be re-set to equal the Account Value on that date. The date of this annual adjustment to the Income Base is referred to as the “Annual Step-Up.”

Example:

All transactions take place prior to the Lock-In Date.

2011 Transactions
Initial Contribution:	$25,000
Initial Income Base:	$25,000
Transfer to another investment option (consisting of an Excess Withdrawal):	$6,000
Account Value on transfer date (before transfer):	$30,000
Ratio of Income Base to Account Value before transfer ($25,000/$30,000) =	0.833333
Account Value on transfer date (after transfer):	$24,000
Income Base after transfer (reduced by $6,000)	$19,000
Account Value on birthday in 2011:	$27,000
Income Base after Annual Step-Up 2011:	$27,000

This example assumes that the Participant has not established a Lock-In Date. The Participant initially contributed $25,000, and therefore the Participant’s initial Income Base was $25,000. Subsequently, the Participant transferred $6,000 out of the Account to another investment option. At the time of the transfer, the Account Value had increased to $30,000 due to market appreciation. The ratio of the Income Base to the

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Account Value is 0.833333 as of the transfer date. After the transfer, the Participant’s Account Value was reduced to $24,000 — $30,000 minus $6,000 (the amount of the transfer). At the same time, the Income Base ($25,000) was reduced by the $6,000 Income Base Adjustment to $19,000. The Income Base Adjustment is equal to the full amount of the transfer because the $6,000 transfer is greater than the $6,000 amount multiplied by the ratio of the Income Base to the Account Value before the transfer (0.833333). On the Participant’s birthday in 2011, the Account Value had grown to $27,000 due to market appreciation. The Participant’s Income Base was re-set to $27,000 (the greater of the current Income Base and the current Account Value) on the Annual Step-Up.

2012 Transactions
2011 Income Base:	$27,000
Transfer from another investment option:	$5,000
Account Value on transfer date (before transfer):	$25,000
Account Value on transfer date (after transfer):	$30,000
Income Base after transfer ($27,000+$5,000):	$32,000
Account Value on birthday in 2012:	$26,000
Income Base in 2012:	$32,000

In 2012, assume that the Participant transferred $5,000 from another investment option, increasing the Account Value as of that date to $30,000. The Income Base is also increased by $5,000 to $32,000. On the Participant’s birthday in 2012, the Account Value had fallen to $26,000 due to market depreciation. The Participant’s Income Base remains at $32,000, since the Account Value as of the Annual Step-Up is not greater than the Income Base.

2013 Transactions
2012 Income Base:	$32,000
Transfer to another investment option (consisting of an Excess Withdrawal):	$5,000
Account Value on transfer date (before transfer):	$26,000
Ratio of Income Base to Account Value ($32,000/$26,000):	1.230769
Account Value on transfer date (after transfer):	$21,000
Income Base after transfer ($32,000 — $6,153.85):	$25,846.15

In 2013, assume that the Participant transfers $5,000 out of the Account to another investment option. Just prior to the time of the transfer, the Account Value equals $26,000. The Participant’s Income Base is reduced by an Income Base Adjustment of $6,153.85 (the greater of $6,000 or $6,000 multiplied by the ratio of the Income Base to the Account Value (1.230769 x $6,000 = $6,153.85)). After the transfer, the Participant’s Income Base is $25,846.15 ($32,000 — $6,153.85).

Timing of Income Base Updates

Transactions effecting a change in a Participant’s Income Base will be reflected in the Income Base calculation generally within 48 hours. Participants seeking to establish a Lock-In Date are advised to confirm the applicable Income Base and Guaranteed Income Amount with the Company, if they have made a Contribution or withdrawal within the past 48 hours. Participants that make Contributions or withdrawals within 48 hours of a scheduled withdrawal of the Guaranteed Income Amount may not see any applicable increase or decrease in the Guaranteed Income Amount reflected until the next scheduled Guaranteed Income Amount withdrawal.

Guaranteed Income Rate Table

The Company may maintain one or more Guaranteed Income Rate Tables, each of which sets forth a series of percentage rates called the Guaranteed Income Rates. The Guaranteed Income Rates vary depending on the Participant’s Benefit Age and whether the Participant has elected single life or joint coverage. Each Contribution that a Participant makes will be attached to a Guaranteed Income Rate Table at the time of the Contribution.

The Guaranteed Income Rate Table currently in effect as of the date of this Prospectus is set forth below. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables, under which the Guaranteed Income Rates could be increased or reduced, depending upon changes in the interest rate environment

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and overall market conditions. The Company will provide at least 30 days’ prior written notice of any change to the Guaranteed Income Rate Table. Any change to the Guaranteed Income Rate Table will not be applied to existing Contributions, and will only affect future Incremental Contributions to the Contract (as further described below).

Guaranteed Income Rate Table

		Joint (Based Upon the Age of
Age at Lock-in Date	Single	the Younger Spouse)

Less than 50	N/A	N/A
50-54	N/A	3.00%*
55	3.50%	3.00%
56	3.60%	3.10%
57	3.70%	3.20%
58	3.80%	3.30%
59	3.90%	3.40%
60	4.00%	3.50%
61	4.10%	3.60%
62	4.20%	3.70%
63	4.30%	3.80%
64	4.40%	3.90%
65	4.50%	4.00%
66	4.60%	4.10%
67	4.70%	4.20%
68	4.80%	4.30%
69	4.90%	4.40%
70	5.00%	4.50%
71	5.10%	4.60%
72	5.20%	4.70%
73	5.30%	4.80%
74	5.40%	4.90%
75+	5.50%	5.00%

*	A Participant must attain age 55 to elect a Lock-In Date, and a spouse must attain age 50 for a participant to elect a Lock-In Date under Joint Coverage.

For any Contribution after the Company has established more than one Guaranteed Income Rate Table, the Guaranteed Income Rate Table that applies to the Contribution will depend on whether it is an “Incremental Contribution”, which is that portion of a Contribution that exceeds all Outstanding Excess Withdrawals at the time of Contribution. Outstanding Excess Withdrawals are equal to the total amount of outstanding Excess Withdrawals that have not been “paid back” by a subsequent Contribution. For avoidance of doubt, a Participant’s initial Contribution to the SecurePath for Life Product is an Incremental Contribution.

An Incremental Contribution will be attached to the Guaranteed Income Rate Table in effect at the time of the Incremental Contribution. A Contribution (or any portion of that Contribution) that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated as of the Participant’s last Incremental Contribution.

Blended Guaranteed Income Rate

A Participant’s Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the SecurePath for Life Product (which Guaranteed Income Rates will be different if the Participant has contributed under different

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Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.

The Blended Guaranteed Income Rate will be calculated pursuant to the following formula:

(A+B+C...)/Sum of all Incremental Contributions
(after giving effect to the new Incremental Contribution) where

A = Sum of Incremental Contributions under Guaranteed Income Rate Table 1 multiplied by the applicable Guaranteed Income Rate under Table 1

B = Sum of Incremental Contributions under Guaranteed Income Rate Table 2 multiplied by the applicable Guaranteed Income Rate under Table 2

C = Sum of Incremental Contributions under Guaranteed Income Rate Table 3 multiplied by the applicable Guaranteed Income Rate under Table 3

The Blended Guaranteed Income Rate is calculated based upon the Guaranteed Income Rate Table attached to each Incremental Contribution; increases in the Income Base due to the Annual Step-Up are not considered Contributions and are not considered in calculating the Blended Guaranteed Income Rate.

* * * * *

Example 1:

Guaranteed Income Rate Table 1 is in effect.

Contribution on January 1, 2011:	$20,000
Guaranteed Income Rate for age 61 under Table 1:	4.10%
Participant Age on April 1, 2011:	61
Lock-In Date	April 1, 2010
Blended Guaranteed Income Rate on Lock-In Date:	4.10%

In this example, the Participant elects a Lock-In Date of April 1, 2011 at the age of 61, and selects single life coverage. Because all Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this Prospectus), the Blended Guaranteed Income Rate will equal the amount specified in Guaranteed Income Rate Table 1 as applicable to a Participant aged 61 who has elected single life coverage.

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Example 2:

January 1, 2012:  Guaranteed Income Rate Table 2 is in effect.

Assume that the Participant in Example 1 above does not elect a Lock-In Date on April 1, 2011, and makes the following transactions.

Contribution on January 1, 2011 under Table 1:	$20,000
Excess Withdrawal on February 1, 2012:	$5,000
Income Base* after Excess Withdrawal ($20,000 — $5,000):	$15,000
Contribution on July 1, 2012 (Table 2 is in effect):	$10,000
Incremental Contribution on July 1, 2012:	$5,000
Income Base* after Contribution ($15,000 + $10,000):	$25,000
Guaranteed Income Rate for age 62 under Table 1:	4.20%
Guaranteed Income Rate for age 62 under Table 2:	4.30%

Participant Elects to Lock-In on August 1, 2012 (Age 62):

Income Base* on Lock-In Date:	$25,000
Blended Guaranteed Income Rate on Lock-In Date	4.22%

Equals ($840 + 215)/$25,000:
Equals A+B, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1 = $840

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2 = $215

Sum of the Incremental Contributions = (20,000 + 5,000)

Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x Blended Guaranteed Income Rate of 4.22%)

*	We have assumed no changes in the Account Value in order to simplify the example.

In this example, the Participant elects a Lock-In Date of August 1, 2012 at the age of 62, and selects single life coverage. Because Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this Prospectus) and Guaranteed Income Rate Table 2, the Blended Guaranteed Income Rate will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. Here the Participant must pay back the Outstanding Excess Withdrawal of $5,000 before the Incremental Contribution attaches to the new Guaranteed Income Rate Table 2. Therefore, only $5,000 ($10,000 Contribution -$5,000 Outstanding Excess Withdrawal) will be attached to Guaranteed Income Rate Table 2; the previous Incremental Contributions of $20,000 will be attached to the prior Guaranteed Income Rate Table 1. The Blended Guaranteed Income Rate on the Lock-In Date is 4.22%.

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Example 3:

January 1, 2013:  Guaranteed Income Rate Table 3 is in effect.

Assume that the same Participant in Examples 1 and 2 above has not elected a Lock-In Date and makes the following transactions.

Contribution on January 1, 2011 under Table 1:	$20,000
Excess Withdrawal on February 1, 2012	$5,000
Contribution on July 1, 2012 (Table 2 is in effect):	$10,000
Incremental Contribution on July 1, 2012:	$5,000
Income Base* after July 1, 2012 Contribution ($15,000 + $10,000):	$25,000
Incremental Contribution on February 1, 2013 (Table 3 is in effect):	$5,000
Income Base* after February 1, 2013 Contribution ($25,000 + $5,000):	$30,000
Income Base after Annual Step-Up on March 1, 2013:	$32,000
Guaranteed Income Rate for age 63 under Table 1:	4.20%
Guaranteed Income Rate for age 63 under Table 2:	4.30%
Guaranteed Income Rate for age 63 under Table 3:	4.25%

Participant Elects to Lock-In on April 1, 2013 (Age 63):

Income Base* on Lock-In Date:	$32,000
Blended Guaranteed Income Rate on Lock-In Date	4.225%

Equals ($840 + 215 + $212.50)/$30,000:
Equals A+B+C, where:

A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1 = $840

B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2 = $215

C = $5,000 Incremental Contribution multiplied by 4.25% Guaranteed Income Rate under Table 3 = $212.50

Sum of the Incremental Contributions = (20,000 + 5,000 + 5,000)

Guaranteed Income Amount on Lock-In Date = $1,352 (Income Base of 32,000 x Blended Guaranteed Income Rate of 4.225%)

*	We have assumed no changes in the Account Value in order to simplify the example.

In this example, the Participant elects a Lock-In Date of April 1, 2013 at the age of 63, and selects single life coverage. Because Contributions have been made under three different Guaranteed Income Rate Tables, the Blended Guaranteed Income Rate will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. The Annual Step-Up on March 1, 2013, does not affect the calculation of the Blended Guaranteed Income Rate. The Blended Guaranteed Income Rate on the Lock-In Date is 4.225%.

* * * * *

If the Participant does not have any Outstanding Excess Withdrawals, then the Guaranteed Income Rate applied to Contributions made after the Lock-In Date is based on the Participant’s Benefit Age at the time of the additional Incremental Contribution and the Guaranteed Income Rate Table then in effect. See “Contributions After the Lock-In Date” for further information regarding the calculation of the Blended Guaranteed Income Rate if Contributions are made after the Lock-In Date.

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Lock-In of Guaranteed Income Amount

The Guaranteed Income Amount will initially be determined on the Lock-In Date, based on the Blended Guaranteed Income Rate multiplied by the Income Base. The Guaranteed Income Amount must equal at least $250. The Guaranteed Income Amount will subsequently be recalculated based on any change in the Income Base or the Blended Guaranteed Income Rate due to Contributions, Excess Withdrawals or the Annual Step-Up.

The Guaranteed Income Amount is the amount that the Company guarantees that a Participant will receive annually for life after the Lock-In Date, first as withdrawals from the Account Value and, if necessary, as payments from the Company. A Participant can receive a payment equal to the Guaranteed Income Amount during each Annual Period, even if market performance and/or previous withdrawals consisting solely of the annual Guaranteed Income Amount have reduced that Participant’s Account Value to $0. Before the Lock-In Date, the Guaranteed Income Amount is zero.

A Participant must be at least age 55 and, if applicable, must be entitled to make withdrawals under the terms of any applicable Plan to elect a Lock-In Date. A spouse must also attain age 50 for a Participant to elect a Lock-In Date and establish joint coverage. Typically, a Plan Participant must have retired or terminated employment to begin taking withdrawals of the Guaranteed Income Amount after the Lock-In Date. For some Plans, a Plan Participant may elect to take so-called “in-service” withdrawals from the Plan while continuing to be employed, provided that the Participant is at least age 59 1/2. A Participant seeking to establish a Lock-In Date and take in-service withdrawals of the Guaranteed Income Amount must be fully vested in his or her Account Value in the SecurePath for Life Product under the terms of the applicable Plan. Once elected, a Lock-In Date cannot be changed.

At the Lock-In Date, the Participant must make the following elections: (i) to establish joint or single life coverage; and (ii) to establish the automated payment schedule for withdrawals of the Guaranteed Income Amount (monthly, quarterly, or annually). If the Participant’s Plan is subject to spousal consent rules, the Participant must obtain a notarized spousal consent to the withdrawals of the Guaranteed Income Amount, in accordance with the provisions of the Plan. The foregoing elections and consents must be made in writing on the applicable Lock-In form provided by the SecurePath for Life Service Center.

Contributions After the Lock-In Date

After the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Additional Contributions will be applied to increase the Guaranteed Income Amount. The new Guaranteed Income Amount will be equal to the Income Base (after giving effect to the additional Contribution) multiplied by the then-effective Blended Guaranteed Income Rate. A Contribution after the Lock-In Date may change the Blended Guaranteed Income Rate. The portion of the new Contribution that is an Incremental Contribution (meaning that portion which is greater than Outstanding Excess Withdrawals) will be: (i) attached to the Guaranteed Income Rate Table then in effect; and (ii) will receive the Guaranteed Income Rate from that table that would apply based upon the Participant’s Benefit Age at the time of the Incremental Contribution. If the Participant makes an Incremental Contribution after the Lock-In Date after attaining a higher Benefit Age, the Participant will receive the benefit of the higher Guaranteed Income Rate applicable to that Benefit Age under the then-effective Guaranteed Income Rate Table.

The following examples assume the Participant has elected a Lock-In Date of January 1, 2011 at age 62, and has elected single life coverage. Based on the Participant’s Benefit Age, and the election of single life coverage, the Participant would be entitled to a Blended Guaranteed Income Rate of 4.20% (assuming all Contributions were under the currently effective Guaranteed Income Rate Table). The Participant has made Incremental Contributions of $100,000 and has an Income Base of $100,000 as of the Lock-In Date. The examples assume that there is no change to the Guaranteed Income Rate Table during the period.

Example 1:

The day after the Participant’s 63rd birthday, the Participant transfers an additional $10,000 into the Contract. At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. Assuming the Participant’s total Incremental Contributions equal $100,000 immediately prior to the new Incremental Contribution, this would change the Blended Guaranteed Income Rate to 4.2091% (4.20% * $100,000 + 4.30% * $10,000) / ($100,000 + 10,000). Assuming the Participant’s

23

Income Base is $110,000 ($100,000 + $10,000 contribution), this would increase the Guaranteed Income Amount to $4,630 (the new Blended Guaranteed Income Rate of 4.2091% * $110,000 Income Base).

If the Participant has any Outstanding Excess Withdrawals, a subsequent Contribution after the Lock-In Date that is not an Incremental Contribution will not be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age. A Contribution after the Lock-In Date that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated after the last Incremental Contribution. A subsequent Contribution that is greater than previous Outstanding Excess Withdrawals will be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age, but only with respect to that portion of the Contribution that is an Incremental Contribution.

Example 2:

The same assumptions from above apply, except that the Participant takes an Excess Withdrawal of $3,000 during the first Annual Period. This Excess Withdrawal reduces the Participant’s Income Base by $3,000 to $97,000. After the Excess Withdrawal, the Participant’s Guaranteed Income Amount is 4.2% multiplied by $97,000, or $4,074.

The day after the Participant’s 63rd birthday, the Participant transfers an additional $12,000 into the Contract which increases the Participant’s Income Base to $109,000 ($97,000 + $12,000 contribution). At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. The higher Guaranteed Income Rate will only apply to the $9,000 Incremental Contribution, because the Participant had to “pay back” the previous Outstanding Excess Withdrawal of $3,000. Applying the 4.3% Guaranteed Income Rate to the Incremental Contribution of $9,000 and the 4.2% Guaranteed Income Rate to prior total Incremental Contributions, the Participant now has a Blended Guaranteed Income Rate of 4.2083% ($100,000 * 4.20% + $9,000 * 4.30%) / ($100,000 + 9,000). With the Participant’s Income Base at $109,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,587 (4.2083% * $109,000).

Example 3:

Now assume that instead of making a contribution of $12,000 after the Participant’s 63rd birthday as in Example 2, the Participant transfers only an additional $2,000 into the Contract. This transfer would increase the Participant’s Income Base to $99,000 ($97,000 + $2,000 contribution). At the age of 63, the Participant would be entitled to a Guaranteed Income Rate of 4.30% on any Incremental Contributions. However, in this example, the Participant has not “paid back” Outstanding Excess Withdrawals, and the 4.2% Guaranteed Income Rate will continue to apply to the $2,000 Contribution (the Blended Guaranteed Income Rate in effect for the last Incremental Contribution). With the Participant’s Income Base at $99,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,158 (4.2% * $99,000).

Election of Joint Coverage

On the Lock-In Date, a Participant must make an election to establish joint or single life coverage. Joint coverage provides a Participant and the Participant’s spouse with the Guaranteed Income Amount annually, until the later of the death of the Participant or the Participant’s spouse. A Participant may elect joint coverage provided that he or she has attained the minimum age of 55 years old, and the Participant’s spouse is at least 50 years old, on the Lock-In Date. There is no additional charge for joint coverage, but a lower Guaranteed Income Rate will apply if a Participant elects joint coverage. In addition, the Guaranteed Income Rate will be based on the Participant’s Benefit Age, which is the age of the younger of the Participant or the Participant’s spouse if joint coverage applies.

Example:

Your age:	67
Your spouse’s age:	56
Benefit Age:	56
Income Base as of Lock-In Date:	$100,000
Guaranteed Income Rate* (from current Table):	3.10%
Guaranteed Income Amount:	$3,100

*	Example assumes no changes to the Guaranteed Income Rate Table during the times of Contributions.

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Joint coverage can only apply to the person a Participant is legally married to on the Lock-In Date, and can only apply in a retirement account if the spouse has also been designated as the beneficiary of the Plan or IRA account. The Company must receive proof of marriage and proof of the spouse’s age in order to establish joint coverage.

Joint coverage may be available for a same-gender spouse recognized under applicable state law. However, for Plan Participants, the Plan rules control whether an individual is recognized as a spouse and is therefore eligible for the joint benefit. In addition, provisions of federal tax law do not recognize same-sex marriages, and these rules may limit or prevent a same-gender spouse from receiving all or a portion of the Guaranteed Income Amount after the Participant’s death. Same-sex marriage partners should consult with a tax or legal advisor before electing joint coverage for a same-gender spouse.

The election to establish joint coverage is irrevocable after the Lock-In Date, and a Participant may not add or remove joint coverage after the Lock-In Date. Joint coverage will not apply to a new spouse that a Participant marries after the Lock-In Date, following divorce or the death of a spouse. If a Participant divorces the designated spouse, the Account Value and the applicable Income Base will be allocated between the Participant and the designated spouse as directed by court decree or other valid legal order.

If a Participant has maintained an investment in the SecurePath for Life Product, and dies before establishing a Lock-In Date, the assets in the Account will be held in the name of the surviving Beneficiary that has been directed. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s Plan or IRA. If the surviving spouse maintains an investment in the Contract, the Participant’s Birthday will continue to be used to determine Annual Step-Ups. The surviving spouse will be entitled to elect a Lock-In Date after attaining the age of 55. At the Lock-In Date, the Guaranteed Income Rate will be determined based upon the surviving spouse’s age, using the joint coverage rate provided in the applicable Guaranteed Income Rate Table(s). If permitted by the terms of the Plan or IRA, the surviving spouse may also elect to take a complete withdrawal of the Account Value, and re-establish an Account under the SecurePath for Life Product in the surviving spouse’s own name. A surviving Beneficiary other than a spouse will only be entitled to receive the Account Value upon distribution of the retirement account.

Withdrawals

A Participant may withdraw amounts from the Account at any time subject to the terms of the retirement plan arrangement (See “Section 9 — Tax Information”). However, as described above, withdrawals made before the Lock-In Date will reduce the Income Base and will be treated as Excess Withdrawals.

In addition, once a Participant has established the Lock-In Date and is entitled to receive the Guaranteed Income Amount annually, withdrawals in excess of the Guaranteed Income Amount during an Annual Period will be Excess Withdrawals (subject to the exception for certain required minimum distributions described under “Required Minimum Distributions”) and will also reduce the Income Base and therefore the Guaranteed Income Amount for future years. For purposes of withdrawing the Guaranteed Income Amount, the applicable Annual Period will commence on the Participant’s birthday and end on the last business day preceding the Participant’s next birthday. If a Participant takes an Excess Withdrawal during an Annual Period, the Guaranteed Income Amount will be reduced to an amount equal to the Blended Guaranteed Income Rate multiplied by the Income Base, after giving effect to the Income Base Adjustment caused by the Excess Withdrawal.

An Excess Withdrawal that has the effect of reducing a Participant’s Income Base to zero will terminate the guaranteed minimum withdrawal benefit.

An example relating to the withdrawal of the Guaranteed Income Amount is provided below. The example assumes that all Contributions are made under the currently effective Guaranteed Income Rate Table.

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Example:

Annual Period:	January 16, 2011 — January 15, 2012
2011 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2011:	$2,500
Withdrawal on September 1, 2011:	$2,500
Annual Period:	January 16, 2012 — January 15, 2013
2012 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, 2012:	$5,000
Withdrawal on January 15, 2013:	$5,000
Income Base on January 15, 2013 (before withdrawal):	$100,000
Account Value on January 15, 2013 (before withdrawal):	$80,000
Annual Period:	January 16, 2013 — January 15, 2014
2013 Income Base:	$93,750
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$4,687.50

In this example, the Participant has elected a Lock-In Date and has established a Guaranteed Income Amount of $5,000. The Participant may therefore withdraw up to $5,000 on an annual basis without affecting the Guaranteed Income Amount for future Annual Periods. The Participant’s birthday is January 16th, and the Participant’s first Annual Period for purposes of withdrawing the Guaranteed Income Amount runs from January 16, 2011 through January 15, 2012. The Participant makes two withdrawals in the amount of $2,500 each during the first Annual Period, and has therefore withdrawn the full Guaranteed Income Amount. There has been no Excess Withdrawal, and the Guaranteed Income Amount will remain unchanged for the next Annual Period from January 16, 2012 through January 15, 2013 (assuming the Annual Step-Up does not increase the Income Base). During the second Annual Period the Participant makes two withdrawals of $5,000 each (on July 1, 2012 and January 15, 2013), for a total of $10,000. The Participant has therefore made an Excess Withdrawal of $5,000 on January 15, 2013. The Participant’s Guaranteed Income Amount for future Annual Periods is therefore reduced to an amount equal to the Blended Guaranteed Income Rate (5.00%) multiplied by the new Income Base of $93,750: $100,000 minus the $6,250 Income Base Adjustment caused by the Excess Withdrawal. (That Income Base Adjustment equals $5,000 multiplied by 1.25 — the ratio of the Income Base before the Excess Withdrawal ($100,000) to the Account Value on January 15, 2013 ($80,000).) After giving effect to the Excess Withdrawal, the Participant’s Guaranteed Income Amount for the next Annual Period will be $4,687.50 (5.00% Blended Guaranteed Income Rate x $93,750 Income Base).

A withdrawal of the Guaranteed Income Amount may consist of (a) an actual withdrawal of funds out of the Plan or IRA, (b) a transfer of funds out of the SecurePath for Life Product into another investment option available within the Plan or IRA, or (c) a forfeiture of an unvested employer contribution directed to the SecurePath for Life Product. A Participant withdrawing funds from a Plan or IRA may be required to provide directions relating to the applicable investment options from which the withdrawal must be taken. In the absence of specific directions, the Plan or IRA administrator will withdraw assets from the funds available within the Plan or IRA in accordance with an established withdrawal sequence, which may withdraw amounts from the SecurePath for Life Product.

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Required Minimum Distributions

Required Minimum Distributions (“RMDs”) are minimum amounts that a retirement account owner must withdraw annually, generally starting with the year that he or she reaches 70 1/2 years of age under current Internal Revenue Code requirements. In certain circumstances, a Participant may be required to withdraw an RMD during an Annual Period in excess of the Guaranteed Income Amount. Any RMD withdrawal initiated by the Participant that exceeds the Guaranteed Income Amount for the Annual Period will be treated as an Excess Withdrawal. If the RMD withdrawal is made under the Automatic RMD Withdrawal Feature of the SecurePath for Life Product, it will not be treated as an Excess Withdrawal.

A Participant may elect the Automatic RMD Withdrawal Feature to ensure that withdrawals of the RMD Amount are not potentially treated as Excess Withdrawals when determining the Guaranteed Income Amount for future Annual Periods. This election may be made at the Lock-In Date or thereafter.

Example:

Annual Period:	January 16, 2011 — January 15, 2012
Guaranteed Income Amount:	$5,000
Required Minimum Distribution (for calendar year 2011):	$10,000
Withdrawal on July 1, 2011:	$2,500
Withdrawal on September 1, 2011:	$2,500

In this example, the Participant has established an Automatic RMD Withdrawal Feature, and the applicable RMD Amount for calendar year 2011 is determined to be $10,000. The Participant’s Guaranteed Income Amount for the Annual Period running from January 16, 2011 through January 15, 2012 is $5,000. The Participant withdraws $2,500 on July 1, 2011, and then subsequently withdraws $2,500 on September 1, 2011. The Participant has therefore withdrawn the full Guaranteed Income Amount for the Annual Period.

During the 4th quarter of each year, the Company will determine whether an adequate RMD Amount has been distributed for the applicable calendar year in relation to the Participant’s entire retirement account balance. The Company will then make a distribution of any remaining RMD Amount from the Participant’s Account. For a Plan Participant, a distribution may also be made from other investment options available under the Participant’s retirement arrangement held with the Company’s affiliated retirement plan administrator. This additional RMD Amount will be taken first from other investment options if available, prior to withdrawing funds from the SecurePath for Life Product. Under the example above, assuming that the Participant’s entire retirement plan account is held in the Contract, the Company will make an additional distribution of $5,000 prior to the end of the calendar year. This $5,000 distribution will not be treated as an Excess Withdrawal.

Please note: Election of the Automatic RMD Withdrawal Feature may restrict a Participant’s flexibility to manage required minimum withdrawals across multiple investments. In addition, any RMD Amount taken prior to the Lock-In Date will be considered an Excess Withdrawal.

Portability

A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract, termination of the Plan, or the transfer of the assets held under the Contract to another investment fund. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantee provided by the SecurePath for Life Product, including the receipt of the Guaranteed Income Amount.

Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder. Upon rollover of the Account Value to an IRA, the Company will issue a Contract or certificate that reflects the Income Base that the Participant had established under the Plan. If the Participant establishes a Lock-In Date while in Plan, the IRA certificate or Contract will be issued with the same Guaranteed Income Amount. An IRA Contract may not be available to Participants in all states. If a

27

Participant does not rollover the full Account Value in the Contract, the amount withdrawn from the Contract will be treated as a withdrawal and may constitute an Excess Withdrawal, for purposes of calculating the Income Base and the Guaranteed Income Amount that is transferred to the Participant under the IRA Contract.

In the event a Plan Contractholder exercises rights under the Contract that force a distribution to Participants, a Participant who is not otherwise eligible to rollover the Account Value to a SecurePath for Life IRA (including a Participant who does not meet the minimum investment requirements for an IRA) will receive the greater of the Account Value or the Guarantee Value. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.

Settlement Phase

After the Lock-In Date, a Participant may continue to receive payments of the Guaranteed Income Amount for the lifetime of the Participant (and the Participant’s spouse if joint coverage is elected), even if these cumulative withdrawals reduce the Participant’s Account Value to zero. A Participant enters the “Settlement Phase” during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time.

During the Settlement Phase, payments of the Guaranteed Income Amount will continue until the death of the Participant (or, if joint coverage has been selected, the death of the Participant’s spouse, if later) but all other rights and benefits under the Contract, including death benefits, terminate. A Participant may not make any additional Contributions during the Settlement Phase, and a participant cannot purchase an annuity option once the Settlement Phase begins.

During the Settlement Phase, the payments of the Guaranteed Income Amount will come directly from the applicable Company. Quarterly statements and other account information relating to a Participant’s Plan or IRA retirement account will no longer reflect an investment in the SecurePath for Life Product.

Termination of Guaranteed Income Amount Benefit

A Participant’s Guaranteed Income Amount benefit terminates:

(a) If the Participant takes an Excess Withdrawal that causes the Account Value to be zero;

(b) Upon the Participant’s death (or the death of the Participant and the Participant’s spouse if joint coverage was elected);

(c) Upon the Participant’s election to begin receiving a Fixed Annuity;

(d) Upon the election of the Contractholder to terminate the Contract, provided that a Plan Participant in the Settlement Phase will continue to receive payments of the Guaranteed Income Amount regardless of termination of the Contract by the Plan Contractholder.

Section 4 — Contributions

Contributions

A minimum Account Value of $2,000 is required to rollover to an IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product, and a Participant in a Plan may direct both vested and unvested amounts to the SecurePath for Life Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, a Participant can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Because of this minimum, Plan and IRA Participants may be required to redirect any future contributions less than that minimum amount to another investment option within the Plan or IRA after the Lock-In Date, and to transfer such contributions as a Contribution to the SecurePath for Life Product only after they accumulate to the applicable minimum. Currently, a Participant

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must get the Company’s approval to make maximum aggregate Contributions in excess of $2.5 million, unless the Company is prohibited under applicable state law from requiring such prior approval.

If a Participant takes a complete withdrawal from the SecurePath for Life Product, the Company may restrict the right to allocate additional Contributions to the SecurePath for Life Product for up to 1 year after the complete withdrawal. A Participant in a Plan who takes a complete withdrawal from the SecurePath for Life Product will also be required to make a corresponding change to any allocation of future contributions to the Contract to another investment option available under the Plan.

All Participant Contributions credited to an Account are vested and nonforfeitable for purposes of the Contract. Amounts that have not vested pursuant to the terms of the applicable Plan may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA.

To the extent permitted by law, the Company reserves the following rights: (i) to waive minimum Contribution amounts at any time; (ii) to waive restrictions on additional Contributions after a complete withdrawal; and (iii) to cease accepting new Contributions under a Contract at any time.

Age Restrictions

A Participant may first make Contributions to the SecurePath for Life Product at the beginning of the calendar year the Participant will turn age 50, but may not be older than age 75 as of the date of the initial Contribution. Once the Participant has met the applicable age qualification at the time of the initial Contribution, a Participant may make additional Contributions thereafter regardless of age, provided that the Participant continues to maintain an Account Value greater than zero. A Participant who has an interest in the SecurePath for Life Product under the terms of an employer Plan, and who elects to rollover the Account Value to an IRA Contract, may be older than age 75 at the time of rollover, provided that the Participant met the age qualifications at the time of the initial Plan contribution.

Allocation of Contributions

Upon receipt of a Contribution (in good order at the applicable SecurePath Service Center), it will be credited to the Participant’s Account in the form of Units of the applicable Variable Investment Option. The number of Units to be credited is determined by dividing the dollar amount allocated to the Variable Investment Option by the Unit value of that Variable Investment Option on the Business Day on which the Contribution is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar value of a Unit will vary in amount depending upon the investment experience of the applicable Variable Investment Option.

A Participant’s initial Contribution will be credited to the Participant’s Account no later than two Business Days after receipt of the Contribution in good order by the Company. The initial Contribution will generally be in good order if the Participant’s application or enrollment documentation is complete upon receipt at the applicable SecurePath Service Center. If the application or enrollment documentation is not complete, the Company may contact a Participant to obtain the necessary information to complete the enrollment form. If the Company does not have the information necessary to credit the initial Contribution to the Participant’s Account within five Business Days after receipt of the initial Contribution, then the Company will either return the Contribution or obtain the Participant’s consent to continue holding the Contribution until the Company receives the necessary information.

Subsequent Contributions will be credited to the Participant’s Account with the applicable Units as of the Business Day on which the Contribution is received in good order at the applicable SecurePath Service Center. Subsequent Contributions received in good order after the close of a Business Day will be credited on the following Business Day.

At its discretion, the Company may give initial and subsequent Contributions (as well as transfers) received in good order by certain broker-dealers or retirement plan recordkeepers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time by the Company.

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Determination of Account Value

The value of a Participant’s Account will go up or down depending on the investment performance of the Variable Investment Option to which the Participant’s Account Value is allocated. There can be no guarantee that a Participant’s Account Value will increase, and a Participant may lose money by investing in the SecurePath for Life Product.

A Participant’s Account Value on any given Business Day will be equal to the number of Units of the Variable Investment Option credited to the Participant’s Account multiplied by the Unit value as of the close of that Business Day.

The Unit value of a Variable Investment Option is determined on each Business Day by subtracting (b) from (a) and dividing the result by (c), where

(a) equals the aggregate net asset value on that Business Day of all investments held by the Variable Investment Option; and

(b) equals the aggregate mortality and expense risk fees, administrative charges, and guaranteed income benefit fees accrued as of that Business Day; and

(c) equals the total number of Units held in the Variable Investment Option on that Business Day before the purchase or redemption of any Units on that Business Day.

The Unit value for each Variable Investment Option is calculated each Business Day after the close of the New York Stock Exchange.

Section 5 — Charges

Below is a discussion of the charges and expenses related to an investment in the Variable Investment Options.

Insurance and Administrative Charges

The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The mortality risk portion of the charges compensates the Company for assuming the risk that the Participant will live longer than expected based on life expectancy tables, thereby causing the Company to pay greater than expected benefits. The expense risk portion of the charge compensates the Company for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative portion of the charge compensates the Company for overall administrative costs, including costs of preparation and issuance of the Contracts, recordkeeping, preparing confirmations and annual reports, legal and accounting services, and insurance filings. The guaranteed income benefit charge relates to the guaranteed lifetime withdrawal benefit provided under the Contract.

If these charges do not cover the Company’s actual costs, then the Company absorbs the loss. If the charges more than cover actual costs, then the excess is added to the Company’s surplus. The Company expects to profit from these charges. The Company may use any profit for any proper purpose, including distribution expenses.

The mortality and expense risk fees, administrative charges and guaranteed income benefit charges equal, on an annual basis, the following percentages of the net asset value of the Variable Investment Options:

	Maximum	Current

Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

The Company reserves the right to increase the guaranteed income benefit charge up to a maximum of 1.40% for the Contracts upon 90 days’ prior written notice of the change, although we have no current intention to do so.

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Any increases in this charge would apply to the daily value of the Variable Investment Options upon the applicable effective date. Any increases in the charge may vary by type of retirement plan or program, including IRAs.

Annual Contract Charge

The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account to reimburse the Company for administrative expenses relating to the maintenance of the Contracts. The Company currently waives this fee, but may, in the future, impose this charge in accordance with the provisions of the Contracts.

The Company also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in the Company’s costs or in the services required from the Company. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which the Company would otherwise bear. We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.

If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. The Company does not anticipate any profit from this charge.

Underlying Fund Fees

When a Participant makes Contributions or transfers into the Account, the Participant’s assets will be directed to a Variable Investment Option investing in the Target Date Fund applicable based upon the Participant’s birth year. The value of the assets in each Variable Investment Option reflects the fees and expenses paid by the underlying Target Date Fund, including investment advisory fees and other expenses. A Participant will bear these charges and expenses, in addition to the expenses of the Contract described above. As provided in the Target Date Funds’ Prospectus, the total annual fund operating expenses for each of the Target Date Funds ranges from 0.16% to 0.19%. This range reflects operating expenses incurred by the Funds during their last fiscal year end. Actual Fund expenses may vary significantly. Please see the prospectus for the Target Date Funds for additional information about the Target Date Fund fees and expenses.

Transamerica Money Market VP, an Underlying Fund which is not available for allocations or transfers, had total annual portfolio operating expenses of 0.40% for the fiscal year ended December 31, 2010.

Premium Tax

Under the laws of certain jurisdictions, premium taxes may apply to Participants that elect to purchase a Fixed Annuity. These taxes currently range from 0% to 3.5%. Any applicable premium taxes will generally be deducted from a Participant’s Account when it is applied to purchase a Fixed Annuity.

Retirement Plan Fees and Credits

A Participant in a Plan may be subject to administrative fees or charges that are levied against the accounts of Participants in the Plan, including participant head charges and plan service fees. Any such administrative fees would be in addition to the fees and charges described for the SecurePath for Life Product. As authorized by the Plan sponsor, such fees may be deducted directly from Participant accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee deduction from a Participant’s Account will not be treated as an Excess Withdrawal for purposes of calculating the Guaranteed Income Amount. In addition, Plan sponsors may direct that certain administrative fee credits or reimbursements may be deposited directly into Participant accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee credit to a Participant’s Account will not be credited as a Contribution that increases a Participant’s Income Base.

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Section 6 — Transfers and Withdrawals

Transfers

Participants will be assigned to a Variable Investment Option based on birth year. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option.

Withdrawals

A Participant may withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death.

The SecurePath for Life Product provides a guaranteed lifetime withdrawal benefit under which the Company guarantees that a Participant, after establishing a Lock-In Date, will be able to receive the Guaranteed Income Amount during each Annual Period, first as withdrawals from the Account Value and, if necessary, as payments from the Company. See “Section 3 — Guaranteed Income Amount” above.

Any withdrawal or transfer out is subject to applicable limitations of the Participant’s Plan or IRA well as the provisions of the Code. Retirement plans typically permit withdrawals only upon severance of employment, death, disability, attaining a minimum age or for certain hardship withdrawals. Depending upon the provisions of the Plan, transfers to other investment options offered under your employer’s Plan may be permitted.

If spousal consent rules apply to a Participant’s Plan, a Participant may be required to obtain spousal consent prior to withdrawing amounts from the Participant’s Account, including withdrawals of the Guaranteed Income Amount. With respect to withdrawals of the Guaranteed Income Amount under such a Plan, spousal consent must be obtained at the Lock-In Date. Material changes to a Participant’s marital status (such as marriage after the Lock-In Date), or to a Participant’s investment in the Product (such as a Contribution after the Lock-In Date) may require subsequent spousal consent for withdrawals of the Guaranteed Income Amount after the Lock-In Date.

There are no withdrawal fees or redemption charges, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal or transfer out of the Account. A complete withdrawal or transfer out of the Account will terminate the guaranteed lifetime withdrawal benefit. After the one year waiting period, a Participant may allocate new Contributions to the SecurePath for Life Product and thereby establish a new Income Base and new guaranteed lifetime withdrawal benefit. At the time of allocating new Contributions after a previous complete withdrawal, a Participant should consider the fees and expenses in effect at that time as disclosed in the Prospectus, since fees and expenses may change as provided under “Section 5 — Charges.”

Withdrawals from a Plan or IRA are generally taxed as ordinary income. In addition, a penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account, to the extent they are also withdrawn from the Plan or IRA. See “Tax Information” below.

Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. To the extent a Participant’s withdrawals after the Lock-In Date are in excess of the Guaranteed Income Amount during an Annual Period, they may be considered Excess Withdrawals which will reduce the Participant’s Income Base, and therefore reduce the Guaranteed Income Amount for future periods. All withdrawals prior to the Lock-In Date will be treated as Excess Withdrawals.

Retirement Plan Loans

Certain retirement plan arrangements may permit Participant loans. A Participant’s Account Value in the SecurePath for Life Product will be considered in determining the amount available to the Participant for a Plan loan, but amounts will not be withdrawn from the SecurePath for Life Product in order to fund a Plan loan. As a result, a Plan Participant may be required to initiate a transfer out of the SecurePath for Life Product, if the Participant wishes to access amounts in the SecurePath for Life Product in order to fund a Plan loan. Such a transfer may constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the

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Guaranteed Income Amount available to the Participant for future periods. When a Participant repays a Plan loan, the payment amounts are invested based on the Participant’s standing directions for allocating Plan contributions. If the Participant has directed certain amounts to be invested in the SecurePath for Life Product, such repayment amounts will be treated as new Contributions to the SecurePath for Life Product.

Payment of Withdrawal Amount

The Account Value withdrawn will be determined on the Business Day on which a request for a withdrawal is received by the Company in good order. For a complete withdrawal, the Participant will receive a full withdrawal of the Participant’s Account Value as determined on that Business Day by multiplying the number of Units in the Participant’s Account by the Unit value (on that Business Day). For a partial withdrawal, the Participant’s Account will be reduced by the number of Units obtained by dividing the amount of the withdrawal by the Unit value for that Business Day. A full or partial withdrawal payment will be made within seven days after receipt of the written request in good order.

Automatic Withdrawals

The Company offers an automatic withdrawal feature that enables a Participant to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. The Company processes automatic withdrawals at the end of the Business Day at the interval selected. These automatic withdrawals will continue until the Participant elects to terminate them.

At the Lock-In Date, a Participant must elect the schedule by which the Participant will receive the Guaranteed Income Amount pursuant to these automatic withdrawals. Prior to the Lock-In Date, any automatic withdrawals would constitute Excess Withdrawals that reduce the Participant’s Income Base.

Suspension of Payments or Transfers

The Company may be required to suspend or postpone payments made in connection with withdrawals or transfers of Account Value for any period when (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) the Securities and Exchange Commission (SEC) has declared an emergency, during which sales and redemptions of shares of the Underlying Funds are not feasible or the shares cannot reasonably be valued; or (d) the SEC, by order, permits suspension or postponement of payments for the protection of investors.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require the Company to reject a Participant’s Contribution and/or to “freeze” a Participant’s Account. If these laws apply in a particular situation, then the Company would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. The Company may also be required to provide information about a Participant and a Participant’s interest in a Contract to government agencies or departments.

Section 7 — Annuity Options

The SecurePath for Life Product offers a guaranteed lifetime withdrawal benefit, described under “Section 3 — Guaranteed Income Amount,” which permits a Participant to receive a Guaranteed Income Amount annually for the lifetime of the Participant, first as withdrawals from the Participant’s Account Value and, if necessary, as payments from the Company. A Participant also may elect to purchase one of several Fixed Annuity options available under the Contract. A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.

Because of the guaranteed lifetime withdrawal benefit offered under the SecurePath for Life Product, Participants should carefully consider whether the purchase of a Fixed Annuity Option is appropriate for them. In particular, Participants should consider that the election to purchase a Fixed Annuity option is irrevocable, and that Participants will lose the flexibility to withdraw amounts upon purchase of a Fixed Annuity. Participants should

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also carefully compare the Guaranteed Income Amount available to be withdrawn by a Participant against the income payments that would be available upon purchase of a Fixed Annuity.

Annuity Purchase Date

The Annuity Purchase Date is the date the Company receives (in good order at the applicable SecurePath Service Center) written notice of a Participant’s election to purchase a Fixed Annuity option. The Accumulation Period and the Participant’s allocation to the applicable Variable Investment Option end on the Annuity Purchase Date. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity. The earliest a Participant may elect to purchase a Fixed Annuity option is upon eligibility to take withdrawals under the terms of the applicable retirement arrangement. The availability of Fixed Annuity options is subject to restrictions on withdrawals from employment-based retirement plans under the Code or under the terms of the particular Plan. Depending upon the terms of the retirement plan arrangement, a Participant may not be eligible to elect a Fixed Annuity Option. For example, certain Plans may permit lump-sum distributions from the Plan upon severance from service, but may not offer annuities as a form of distribution option.

Fixed Annuity

Fixed Annuity payments are not made from the Pooled Account assets but are made from the general account of the Company which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period.

Fixed Annuity Options

The following Fixed Annuity options may be available:

(i) Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.

(ii) Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.

(iii) Life Annuity With Cash Refund — Annuity payments will be made during the lifetime of the annuitant with the guarantee that, upon the annuitant’s death, if the total payments received are less than the purchase payment, any difference is paid in a lump sum to the beneficiary.

(iii) Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25, or 30 years.

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(iv) Contingent Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit. If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(v) Contingent Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of any number of years between 5 and 20 years inclusive. In the event both annuitants die before the end of the period certain, payments will be made to the designated beneficiary for the remainder of the period.

The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Contingent Annuity With Period Certain may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial five- year period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by the Company on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Account Value on the Annuity Purchase Date, (ii) the annuity purchase rate applicable on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected. Annuity purchase rates are based on certain actuarial assumptions. As of the date if this Prospectus for newly issued Contracts, the maximum annuity purchase rates assume interest at a rate of 1.00%, and are based on the 2000 Annuity with Projection Mortality Table with respect to assumptions regarding an annuitant’s life expectancy.

Tax-qualified Plans must generally provide by law that if a married Participant does not elect otherwise, and obtain the written consent of the Participant’s spouse, then retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living.

Payments to a Beneficiary Following the Annuitant’s Death

If any annuity payment is payable to the Beneficiary after the death of an annuitant on or after the Participant’s Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the Beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, the Company shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving Beneficiary in lieu of any further annuity payments.

Alternatively, the annuitant’s Beneficiary may direct in writing to the Company (at the applicable SecurePath Service Center) that the commuted value of the annuity income payable after the death of the annuitant or contingent annuitant be paid to the beneficiary in a lump sum. The commuted value referred to above is the present value of any annuity payments to be paid over the portion of the period certain remaining on the date the Company

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receives (in good order at the applicable SecurePath Service Center) written notice of the beneficiary’s election to receive the commuted value, discounted at the interest rate (compounded annually) applied to determine the annuity purchase rate of the annuitant’s Fixed Annuity.

Maturity Date

Upon the Maturity Date (the date of the IRA Participant’s 105th birthday, or earlier if required by state law), an IRA Participant’s certificate or interest in the SecurePath for Life Product will automatically mature. An IRA Participant must elect to purchase a Fixed Annuity option prior to the Maturity Date. At the Maturity Date, if no election has been made, an IRA Participant will automatically be converted to a Life Annuity (for single life coverage) or a Contingent Annuity (for joint coverage) providing annual income equal to the Guaranteed Income Amount.

Section 8 — Death Benefit

Calculation of Death Benefit

If a Participant dies before purchasing a Fixed Annuity under the Contract, then the Account Value will be paid to the selected Beneficiary (the “Death Benefit”), subject to the terms of any underlying Plan. If the Account Value has been reduced to zero, no death benefit is payable.

Beneficiary

The Beneficiary is the person or entity a Participant names to receive any Death Benefit. The Beneficiary is named through documentation signed with the Plan or IRA account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the applicable SecurePath Service Center.

If the Participant elects joint coverage under the SecurePath for Life Product, the spouse must be named as the Beneficiary of the Account.

If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Death Benefit will be payable in a lump sum to the Participant’s estate.

Payment Options

Under Section 403(b), Section 457 and 408 (IRA) Contracts, and subject to the terms of the Plan or IRA, the Account Value will be paid to the Beneficiary in a lump sum or, if the Beneficiary is under the age of 75 at the time of the Participant’s death, the Beneficiary may elect to have the Account Value applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the Beneficiary in the year received. A Beneficiary should consider the possible tax advantages of electing a Fixed Annuity.

Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for more detailed information.

In addition, the surviving spouse of a participant that has elected a Lock-In Date and established joint coverage will, absent an alternative election, continue the investment in the SecurePath for Life Product and payments of the Guaranteed Income Amount. Such a surviving spouse has all rights of the deceased participant, including the ability to name a new beneficiary, provided that the surviving spouse may not change the form of joint coverage previously elected by the participant. A surviving spouse of a participant that has not elected a Lock-In Date may be eligible to continue the investment in the SecurePath for Life Product and elect a Lock-In Date. See “Guaranteed Income Amount” above.

Upon a Participant’s death, the Participant’s entire interest in the Contract (i) must generally be distributed within five years after the date of death or (ii), if payable to a Beneficiary, must be annuitized over the life of the

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designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year after the date of the Participant’s death. If the Beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s retirement arrangement.

If a lump sum payment is elected, the Account Value will be determined on the Business Day on which a certified copy of the death certificate evidencing the Participant’s death is received by the Company at the applicable SecurePath Service Center. If the Beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Account Value will be determined on the Business Day that the Beneficiary purchases the Fixed Annuity. For Section 401(a) and/or Section 401(k) Contracts, the underlying Plan should be consulted to determine the options available.

Section 9 — Tax Information

The ultimate effect of federal income taxes on payments under the Contracts and on the economic benefit to the Participant, annuitant, payee and Beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of the Company and of the Contracts under U.S. federal income tax law is general in nature, is based upon the Company’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the SecurePath for Life Product should consult a qualified tax adviser.

Tax Treatment of the Company

TFLIC is taxed as a life insurance company under the Code. TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TLIC is taxed as a life insurance company under the Code. TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of a Pooled Account are held in the name of the applicable Company and legally belong to the Company. Investment income and gains from the assets of a Pooled Account are reinvested and taken into account in determining the value of the Pooled Account. Under existing federal income tax law, the Company is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Pooled Account.

Section 403(b) Annuities

Contributions made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code. The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. No federal income tax is payable by the Participant on increases in the Account Value until payments are received by the Participant.

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Contributions meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Contributions made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $16,500 in 2011 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Contributions under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $49,000 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $5,500 in 2011 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the Plan.

When a Participant takes a distribution from a 403(b) plan (including a withdrawal from this Contract), the amount received will generally be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax contributions will not be taxed. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2 however.

If the Participant receives any distribution from the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) in certain other circumstances.

Restrictions on Withdrawals of Elective Contributions.  Any funds in the Participant’s account balance attributable to pre-tax salary reduction contributions will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). Funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will be subject to distribution restrictions as provided in the Plan.

Section 401(a) Plans

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions to a defined contribution plan on behalf of a Participant may not exceed the Section 415 limits, i.e. the lesser of the $49,000 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $16,500 in 2011 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,500 in 2011 (an amount currently

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scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When a Participant takes a distribution from 401(a) plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution — even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the Plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

Section 408 (IRA) Contracts

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Account Value until payments are received by the Participant.

When a Participant takes a distribution from an IRA or a qualified plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible contributions will not be taxed. Any full or partial distribution will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.

Section 457 Plans

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $16,500 in 2011 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. There is a “catch-up” provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,500 in 2011 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-

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exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries).

Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions of which would be subject to the excise tax.

Minimum Distribution Requirements

Distributions from a Plan or IRA generally must begin no later than the April 1st of the calendar year following the year in which the Participant attains age 70 1/2 or (except for an IRA), if later, the year in which he or she retires. If the actual distributions from an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed, the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

Income Tax Withholding

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. The Company will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are: (i) part of a series of substantially equal periodic payments (at least annually) for the Participant’s life or life expectancy, the joint lives or life expectancies of the Participant and his/her beneficiary, or a period certain of not less than 10 years; or (ii) required by the Code upon the Participant’s attainment of age 70 1/2 (or retirement) or death; or (iii) made on account of hardship. Distributions of the Guaranteed Income Amount under the Plan will be subject to 20% federal income tax withholding.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the Participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Under the contract exchange rules established for the applicable 403(b) plan, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange. A “exchange within the same 403(b) plan” must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the Participant (or beneficiary of a deceased Participant) is at least equal to the Participant’s (or beneficiary’s) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that Participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the Participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.

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Section 10 — Other Information

The Company

In all jurisdictions except New York, the Contracts are issued by Transamerica Life Insurance Company. TLIC was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. TLIC is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

The Contracts are issued in New York by Transamerica Financial Life Insurance Company, a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect wholly-owned subsidiary of AEGON N.V.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and the Company is not immune to these challenges. It is important for you to understand the impact these events may have, not only on Account Value, but also on the ability to meet the guarantees under the Contract.

Assets in the Pooled Account.  A Participant assumes all of the investment risk for his or her Account Value that is allocated to a Variable Investment Option in the Pooled Account. A Participant’s Account Value in a Variable Investment Option constitutes a portion of the assets of the Pooled Account. These assets are segregated and insulated from the Company’s general account, and may not be charged with liabilities arising from any other business that the Company may conduct.

Assets in the General Account.  Any guarantees under a Contract that exceed Account Value, such as those associated with the lifetime withdrawal benefit feature of the Contract, are paid from the Company’s general account (and not the Pooled Account). Therefore, any amounts that the Company may be obligated to pay under the Contract in excess of Account Value are subject to the Company’s financial strength and claims-paying ability and the Company’s long-term ability to make such payments. The assets of the Pooled Account, however, are also available to cover the liabilities of the Company’s general account, but only to the extent that the Pooled Account assets exceed the Pooled Account liabilities arising under the Contracts supported by it.

The Company issues other types of insurance policies and financial products as well, and the Company also pays its obligations under these products from the Company’s general account assets.

The Company’s Financial Condition.  As an insurance company, the Company is required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of its general account. To meet its claims-paying obligation, the Company monitors its reserves so that it holds sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that the Company will always be able to meet its claims-paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that the Company may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of those investments.

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How to Obtain More Information.  The Company encourages both existing and prospective Contractholders and Participants to read and understand its financial statements. The Company prepares its financial statements on a statutory basis. TLIC’s financial statements, as well as those of Separate Account VA FF, are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. TFLIC’s financial statements, as well as those of Pooled Account No. 44, are presented in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Financial statements for the Company and the Pooled Account are located in the Statement of Additional Information (“SAI”). For a free copy of the SAI, simply call or write the Company at the telephone number or address of the applicable SecurePath Service Center referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Pooled Account

TLIC has established a Pooled Account (Separate Account VA FF), to hold the assets that are associated with the Contracts issued in all jurisdictions except New York. The Pooled Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts issued in New York. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of each Pooled Account are held in the name of the applicable Company and legally belong to that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.

Distribution of the Contracts

TCI acts as the principal underwriter and the distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales, marketing and administrative functions relative to the Contracts. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.

The Contracts are offered on a continuous basis. The Contracts may be sold by individuals who are registered representatives of TCI and who are also licensed as insurance agents for the Company. TCI may also enter into distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCI and applicable law. Such representatives will also be the Company’s appointed insurance agents under state insurance law.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8% of the Contributions.

In addition, in an effort to promote the sale of the Contracts, the Company or TCI may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for training of sales personnel and marketing and administrative services.

Commissions and other incentives or payments described above are not charged directly to Contractholders, Participants, or the Pooled Accounts. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the SecurePath for Life Product and other corporate revenue.

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Right to Cancel Period

A Participant who has been issued an individual IRA Contract or certificate may return his or her Contract for a refund, but only if the Participant returns it within a prescribed period, which is generally 10 days (after the Participant receives the Contract), or whatever longer time may be required by state law. This cancellation privilege may not be available for certain employment based retirement plans. The amount of the refund will generally be the Contributions paid (for an IRA, the amount of the rollover contribution), plus or minus accumulated gains or losses in the Pooled Account. The Participant bears the risk of any decline in Account Value during the right to cancel period. However, if state law requires, the Company will refund the original Contribution(s) paid. The Company will pay the refund within seven days after it receives, in good order within the applicable period at the SecurePath Service Center, written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Sending Forms and Transaction Requests in Good Order

The Company cannot process requests for transactions relating to the Contract until the Company has received them in good order at the applicable SecurePath Service Center. “Good order” means the actual receipt by the Company of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or facsimile, or via website), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: the completed application or enrollment form; the transaction amount to and/or from the Variable Investment Option affected by the requested transaction; the signature of the Participant; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that the Company may require, including any spousal consents, proof of age, or proof of marriage. With respect to purchase requests, “good order” also generally includes receipt (by the Company) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Misstatements of Age or Sex

If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another beneficiary, or a misstatement of any other fact relating to the calculation of the Guaranteed Income Amount or the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the SecurePath for Life Product to reasonably conform to the correct facts.

Legal Proceedings

There are no legal proceedings to which a Pooled Account is a party or to which the assets of a Pooled Account are subject. The Company, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on a Pooled Account, on the ability of TCI to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the Contract.

Householding

The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household, in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by calling the applicable SecurePath Service Center.

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Inquiries

Plan Participants should contact their Plan’s retirement plan provider at the below address. IRA Participants should contact Transamerica Retirement Management at the below address.

For Plan Participants:	Diversified 440 Mamaroneck Avenue Harrison, NY 10528 1-800-755-5801
For IRA Participants:	Transamerica Retirement Management P.O. Box 2485 St. Paul, MN 55102-9988 1-866-306-6343

A Plan Participant may check his or her Account at www.divinvest.com An IRA Participant may check his or her Account at www.securepathbytransamerica.com. Follow the logon procedures. A Participant will need the pre-assigned Personal Identification Number (“PIN”) to access information about his or her Account. The Company cannot guarantee that the Participant will be able to access this site.

A Participant should protect his or her PIN because on-line (or telephone) options may be available and could be made by anyone who knows that PIN. The Company may not be able to verify that the person providing instructions using the Participant’s PIN is the Participant or someone authorized by the participant.

Availability of Electronic Documents

Depending upon the services provided by the IRA or Plan administrator, Participants may be able to receive account statements, prospectuses, and confirmations electronically. A Participant should contact the IRA or Plan administrator for more information about receiving documents electronically.

Statement of Additional Information

The Statement of Additional Information contains further details regarding the Company and the SecurePath for Life Product. You may obtain a free copy of the SAI by contacting the applicable SecurePath Service Center. Please use the form attached at the end of this Prospectus.

Below is the table of contents of the Statement of Additional Information:

•	The Company

•	Independent Registered Public Accounting Firm

•	Principal Underwriter/Sale of Contracts

•	Determination of Unit Values

•	Tax Information

•	Financial Statements

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Request for
SecurePath for Life Product
Statement of Additional Information

Detach and return in an envelope addressed to:

For Plan Participants:	Diversified 440 Mamaroneck Avenue Harrison, NY 10528 1-800-755-5801
For IRA Participants:	Transamerica Retirement Management P.O. Box 2485 St. Paul, MN 55102-9988 1-866-306-6343

Please make sure that your name and address where you wish for the Company to send the current Statement of Additional Information appear below:

Name:

Address:

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9222 (rev. 5/11)

Statement of Additional Information
May 1, 2011
SecurePath for Life Product
Issued through
Separate Account VA FF
Offered by
Transamerica Life Insurance Company
This Statement of Additional Information expands upon subjects discussed in the Prospectus for the SecurePath for Life Product offered by Transamerica Life Insurance Company (“TLIC”). This Statement of Additional Information is NOT a Prospectus, but it relates to, and should be read in conjunction with the Prospectus for the SecurePath for Life Product and the prospectuses for the underlying target retirement date mutual funds. Copies of the Prospectus for the SecurePath for Life Product are available, at no charge, by writing TLIC at P.O. Box 2485, St. Paul, MN 55102-9988 or by calling (866) 306-6343.

TLIC
Transamerica Life Insurance Company is a stock life insurance company which was organized under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. TLIC is an indirect, wholly-owned subsidiary of AEGON USA, LLC (“AEGON”), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. As TLIC’s parent, AEGON exercises substantial influence over the operations and capital structure of TLIC; however, neither AEGON nor any other related company has any legal responsibility for obligations of TLIC under the Contract.
Independent Registered Public Accounting Firm
The statutory-basis financial statements and schedules of TLIC at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.
The financial statements of Separate Account VA FF at December 31, 2010 appearing on the following pages have been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, as set forth in their report therein appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.
Principal Underwriter/Sale of Contracts
Transamerica Capital, Inc. (“TCI”), which is an affiliate of TLIC, is the principal underwriter and distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales, marketing and administrative functions relative to the Contracts. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.
The Contracts are offered on a continuous basis. TLIC anticipates continuing to offer the policies, but reserves the right to discontinue the offering at any time.
The Contracts may be sold by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TLIC. TCI may also enter distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCI and applicable law. Such representatives will also be TLIC’s appointed insurance agents under state insurance law.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. TLIC may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies, including commissions payable to selling firms. TLIC and its affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. TLIC pays commissions to TCI for Contract sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions.
In addition, in an effort to promote the sale of the Contracts, TLIC or TCI may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for (i) sales promotions relating to the Contracts; (ii) costs associated with sales conferences and educational seminars for sales representatives; and (iii) other administrative services. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among firms.
Determination of Unit Values
TLIC determines the Unit value of each Variable Investment Option each day on which the New York Stock Exchange is open for business (each, a “Business Day”). As a result, each Variable Investment Option will normally determine its Unit Value every weekday except for the following holidays or the days on which they are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. This daily determination of Unit value is made as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. A Business Day may close earlier than 4:00 p.m. Eastern time if regular trading on the New York Stock Exchange closes earlier.
The Unit Value is determined by dividing (i) the total assets of a Variable Investment Option less all of its liabilities by (ii) the total number of Units outstanding at the time the determination is made. Contributions to and withdrawals from the Variable Investment Option will be priced at the Unit value next determined following the receipt of such Contribution or withdrawal, in good order at the SecurePath Service Center.
Units of each Variable Investment Option are valued based upon the valuation of the securities held by the corresponding underlying Target Date Fund in which the particular Variable Investment Option invests. The value of the assets of a Variable Investment Option is determined by multiplying the number of shares of the Target Date Fund held by that Variable Investment Option by the net asset value of each share of that Target Date Fund, share and adding the value of dividends declared by the Target Date Fund but not yet paid.

2

Additional Tax Information
Taxation of TLIC
TLIC at present is taxed as a life insurance company under part I of Subchapter L of the Code. The assets of the Separate Account are held in the name of TLIC and legally belong to TLIC. Accordingly, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. TLIC does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If, in future years, any federal income taxes are incurred by TLIC with respect to the Separate Account, TLIC may make a charge to the Separate Account.
Financial Statements
The values of your interest in the separate account will be affected solely by the investment results of the applicable subaccount(s). Financial statements of certain subaccounts of Separate Account VA FF, which are available for investment by Contractholders, are contained herein. The statutory basis financial statements of TLIC, which are included in this SAI, should be considered only as bearing on the ability of TLIC to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

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Financial Statements and Schedules – Statutory Basis
Transamerica Life Insurance Company
Years Ended December 31, 2010, 2009 and 2008

Transamerica Life Insurance Company
Financial Statements and Schedules — Statutory Basis
Years Ended December 31, 2010, 2009 and 2008

Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, Iowa 50309-2767 Tel: 515 243 2727 www.ey.com
Report of Independent Registered Public Accounting Firm
The Board of Directors
Transamerica Life Insurance Company
We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2010. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2010 and 2009, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2010.
A member firm of Ernst & Young Global Limited

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2010 and 2009, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.
As discussed in Note 1 to the financial statements, in 2010, 2009, and 2008 in response to new accounting standards, the Company changed its method of accounting for collateral received related to certain financial transactions, deferred income taxes, and investments in loan-backed and structured securities. Also, as discussed in Notes 2 and 3 to the financial statements, at December 31, 2008 the Company, with the permission of the Insurance Division, Department of Commerce, of the State of Iowa, changed its policy for deferred income taxes and its calculation of reserves related to synthetic guaranteed investment contracts.
Des Moines, Iowa
April 8, 2011

Transamerica Life Insurance Company
Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2010	2009

Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,573,081	$3,912,309
Bonds:
Affiliated entities	70,527	126,306
Unaffiliated	46,921,343	47,035,463
Preferred stocks:
Affiliated entities	7,162	7,632
Unaffiliated	123,925	152,661
Common stocks:
Affiliated entities (cost: 2010 - $666,018; 2009 - $681,297)	714,092	657,018
Unaffiliated (cost: 2010 - $307,132; 2009 - $360,043)	358,631	389,485
Mortgage loans on real estate	8,107,498	9,357,158
Real estate, at cost less accumulated depreciation (2010 - $55,396; 2009 - $52,214)
Home office properties	79,699	83,938
Investment properties	34,776	35,618
Properties held for sale	6,490	6,250
Policy loans	746,677	759,957
Receivables for securities	20,071	11,395
Securities lending reinvested collateral assets	3,956,880	—
Derivatives	107,125	105,704
Collateral balance	4,142	22,733
Other invested assets	2,460,490	2,590,207

Total cash and invested assets	65,292,609	65,253,834

Accrued investment income	542,992	567,326
Cash surrender value of life insurance policies	300,248	289,559
Premiums deferred and uncollected	223,886	280,202
Current federal income tax recoverable	222,917	288,946
Net deferred income tax asset	792,408	649,556
Reinsurance receivable	255,184	300,991
Receivable from parent, subsidiaries and affiliates	248,839	187,751
Accounts receivable	264,844	171,140
General agents pension fund	43,422	43,136
Reinsurance deposit receivable	146,715	137,437
Amounts incurred under modified coinsurance agreement	61,400	60,443
Goodwill	94,551	52,124
Other assets	25,709	27,654
Separate account assets	38,370,952	33,205,532

Total admitted assets	$106,886,676	$101,515,631

	December 31
	2010	2009

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$15,035,676	$14,924,136
Annuity	17,990,509	19,080,480
Accident and health	3,418,734	3,317,854
Policy and contract claim reserves:
Life	306,384	325,407
Accident and health	210,969	194,930
Liability for deposit-type contracts	6,496,776	8,259,686
Other policyholders’ funds	20,473	21,006
Municipal reverse repurchase agreements	200,977	632,109
Remittances and items not allocated	417,545	507,629
Case level liability	7,415	13,236
Payable for derivative cash collateral	240,374	—
Asset valuation reserve	896,004	868,688
Interest maintenance reserve	1,045,860	203,669
Funds held under reinsurance treaties	13,184,805	14,073,538
Reinsurance in unauthorized reinsurers	7,055	11,969
Commissions and expense allowances payable on reinsurance assumed	62,485	61,500
Payable to affiliates	476,976	270,421
Payable for securities	4,366	68,822
Payable for securities lending	3,956,880	—
Transfers from separate accounts due or accrued (including $(547,780) and $(365,239) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2010 and 2009, respectively)	(512,837)	(474,775)
Amounts withheld or retained	169,393	169,294
Derivatives	221,171	357,733
Other liabilities	430,488	455,899
Separate account liabilities	38,300,074	33,145,575

Total liabilities	102,588,552	96,488,806

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding at December 31, 2010 and 2009	6,762	6,762
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value — $58,000) at December 31, 2010 and 2009; Series B, $10 per share par value, 250,000 shares authorized, 117,154 shares issued and 117,154 shares outstanding (total liquidation value -$1,171,540) at December 31, 2010 and 2009.	1,597	1,597
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2010 and 2009	(58,000)	(58,000)
Aggregate write-ins for other than special surplus funds	554,923	295,260
Surplus notes	150,000	150,000
Paid-in surplus	3,117,153	3,113,948
Unassigned surplus	525,689	1,517,258

Total capital and surplus	4,298,124	5,026,825

Total liabilities and capital and surplus	$106,886,676	$101,515,631

See accompanying notes.

Transamerica Life Insurance Company
Statements of Operations — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008

			Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,523,920	$1,409,443	$2,111,417
Annuity	6,931,132	5,997,868	4,700,329
Accident and health	710,067	692,821	706,198
Net investment income	2,919,171	3,073,157	3,886,926
Amortization of interest maintenance reserve	3,906	(11,138)	29,315
Commissions and expense allowances on reinsurance ceded	892,482	844,831	(325,830)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	380,170	376,545	399,445
Reserve adjustment on reinsurance ceded	(351,287)	(479,868)	10,430,740
Consideration on reinsurance transaction	—	107	16,542
Income from administrative service agreement with affilate	51,177	40,040	44,122
Other income	85,480	92,279	16,005

	13,146,218	12,036,085	22,015,209
Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,133,801	1,077,203	1,028,573
Accident and health benefits	496,368	436,567	492,379
Annuity benefits	1,084,962	1,304,213	1,597,820
Surrender benefits	6,208,241	4,979,209	7,773,476
Other benefits	215,848	142,045	742,343
Increase (decrease) in aggregate reserves for policies and contracts:
Life	51,172	(236,536)	19,920
Annuity	(1,017,181)	(4,337,005)	(3,440,891)
Accident and health	100,880	129,917	124,958

	8,274,091	3,495,613	8,338,578
Insurance expenses:
Commissions	1,440,391	1,315,400	1,445,898
General insurance expenses	764,037	636,705	683,967
Taxes, licenses and fees	72,666	102,602	147,885
Net transfers to separate accounts	1,664,131	2,009,163	800,973
Change in case level liability	(5,821)	(525)	(6,800)
Consideration paid on reinsurance transactions	—	3,476,850	11,319,684
Other expenses	722,360	400,113	292,871

	4,657,764	7,940,308	14,684,478

Total benefits and expenses	12,931,855	11,435,921	23,023,056

Gain (loss) from operations before dividends to policyholders, federal income tax benefit and net realized capital gains (losses) on investments	$214,363	$600,164	$(1,007,847)

Transamerica Life Insurance Company
Statements of Operations — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008

			Restated
Dividends to policyholders	$10,074	$11,010	$12,165

Gain (loss) from operations before federal income tax benefit and net realized capital gains (losses) on investments	204,289	589,154	(1,020,012)
Federal income tax benefit	(270,228)	(104,942)	(32,376)

Gain (loss) from operations before net realized capital gains (losses) on investments	474,517	694,096	(987,636)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(56,838)	(700,521)	366,218

Net income (loss)	$417,679	$(6,425)	$(621,418)

See accompanying notes.

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other	Participating				Total
	Common	Preferred	Treasury	than Special	Shareholders’	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Surplus	Notes	Surplus	Surplus	Surplus

Balance at January 1, 2008, as restated	$6,765	$2,170	$(631,400)	$—	$2,002	$150,000	$2,694,296	$2,121,268	$4,345,101
Net loss	—	—	—	—	—	—	—	(621,418)	(621,418)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	—	(337,437)	(337,437)
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	—	—	(20,767)	(20,767)
Change in net deferred income tax asset	—	—	—	—	—	—	—	(208,565)	(208,565)
Change in other nonadmitted assets	—	—	—	—	—	—	—	(85,798)	(85,798)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	—	19,970	19,970
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	—	35,039	35,039
Change in asset valuation reserve	—	—	—	—	—	—	—	255,123	255,123
Change in surplus in separate accounts	—	—	—	—	—	—	—	(40,108)	(40,108)
Reinsurance transactions	—	—	—	—	—	—	—	962,518	962,518
Increase in admitted deferred tax due to permitted practice	—	—	—	380,358	—	—	—	—	380,358
Correction of interest on taxes								(969)	(969)
Dividends to stockholders	—	—	—	—	—	—	—	(316,438)	(316,438)
Change in deferred premiums associated with reserve valuation change	—	—	—	—	—	—	—	(17,488)	(17,488)
Return of capital related to stock rights plan of indirect parent	—	—	—	—	—	—	(14,543)	—	(14,543)
Capital contribution	—	—	—	—	—	—	507,239	—	507,239
Redemption of participating common stock	(1)	—	—	—	(1,681)	—	(1)	—	(1,683)
Participating shareholder activity	—	—	—	—	57	—	—	(57)	—

Balance at December 31, 2008, as restated	$6,764	$2,170	$(631,400)	$380,358	$378	$150,000	$3,186,991	$1,744,873	$4,840,134

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis (continued)
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other	Participating				Total
	Common	Preferred	Treasury	than Special	Shareholders’	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Surplus	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2008, as restated	$6,764	$2,170	$(631,400)	$380,358	$378	$150,000	$3,186,991	$1,744,873	$4,840,134
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	(9,707)	(9,707)
Net loss	—	—	—	—	—	—	—	(6,425)	(6,425)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	—	(381,912)	(381,912)
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	—	—	11,139	11,139
Change in net deferred income tax asset	—	—	—	—	—	—	—	(169,940)	(169,940)
Change in other nonadmitted assets	—	—	—	—	—	—	—	(170,812)	(170,812)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	—	34,966	34,966
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	—	(31,058)	(31,058)
Change in asset valuation reserve	—	—	—	—	—	—	—	398,394	398,394
Change in surplus in separate accounts	—	—	—	—	—	—	—	13,315	13,315
Reinsurance transactions	—	—	—	—	—	—	—	71,455	71,455
Decrease in admitted deferred tax attributable to expiration of permitted practice	—	—	—	(380,358)	—	—	—	—	(380,358)
Increase in admitted deferred tax asset to SSAP No. 10R	—	—	—	295,260	—	—	—	—	295,260
Corrections of errors	—	(573)	573,400	—	—	—	(572,827)	(898)	(898)
Dividends to stockholders	—	—	—	—	—	—	—	(10,031)	(10,031)
Return of capital related to stock rights plan of indirect parent	—	—	—	—	—	—	(214)	—	(214)
Dissolution of affiliate into the Company	—	—	—	—	—	—	—	23,938	23,938
Capital contribution	—	—	—	—	—	—	500,000	—	500,000
Redemption of participating common stock	(2)	—	—	—	(417)	—	(2)	—	(421)
Participating shareholder activity	—	—	—	—	39	—	—	(39)	—

Balance at December 31, 2009	$6,762	$1,597	$(58,000)	$295,260	$—	$150,000	$3,113,948	$1,517,258	$5,026,825

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis (continued)
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other				Total
	Common	Preferred	Treasury	than Special	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2009	$6,762	$1,597	$(58,000)	$295,260	$150,000	$3,113,948	$1,517,258	5,026,825
Cumulative effect of change in accounting principle	—	—	—	—	—	—	6,403	6,403
Net income	—	—	—	—	—	—	417,679	417,679
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	153,857	153,857
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	—	7,912	7,912
Change in net deferred income tax asset	—	—	—	—	—	—	(207,877)	(207,877)
Change in other nonadmitted assets	—	—	—	—	—	—	109,110	109,110
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	4,914	4,914
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	119	119
Change in asset valuation reserve	—	—	—	—	—	—	(27,316)	(27,316)
Change in surplus in separate accounts	—	—	—	—	—	—	10,366	10,366
Long-term incentive compensation	—	—	—	—	—	3,205	—	3,205
Reinsurance transactions	—	—	—	—	—	—	(64,348)	(64,348)
Increase in admitted deferred tax asset pursuant to SSAP No. 10R	—	—	—	259,663	—	—	—	259,663
Dividends to stockholders	—	—	—	—	—	—	(1,400,000)	(1,400,000)
Change in deferred premium due to valuation adjustment	—	—	—	—	—	—	(2,388)	(2,388)

Balance at December 31, 2010	$6,762	$1,597	$(58,000)	$554,923	$150,000	$3,117,153	$525,689	$4,298,124

See accompanying notes.

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008

			Restated
Operating activities
Premiums collected, net of reinsurance	$9,222,197	$7,981,888	$7,620,124
Net investment income received	2,985,106	3,266,446	4,386,609
Miscellaneous income (expense)	569,910	(127,792)	914,930
Benefit and loss related payments	(9,022,576)	(8,847,466)	(11,345,127)
Net transfers to separate accounts	(1,709,930)	(1,776,576)	(238,756)
Commissions, expenses paid and aggregate write-ins for deductions	(2,756,812)	(5,957,821)	(3,225,421)
Dividends paid to policyholders	(10,559)	(11,386)	(13,295)
Federal and foreign income taxes recovered (paid)	(113,355)	391,699	(398,359)

Net cash used in operating activities	(836,019)	(5,081,008)	(2,299,295)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	24,609,623	16,975,896	19,888,559
Common stocks	167,903	141,360	131,682
Preferred stocks	143,250	100,705	439,153
Mortgage loans	1,270,379	1,682,140	1,146,455
Real estate and properties held for sale	1,316	24,100	49,453
Other invested assets	693,425	560,339	2,592,998
Receivable for securities	(66,950)	78,827	18,350
Miscellaneous proceeds	112,803	266,646	61,311

Total investment proceeds	26,931,749	19,830,013	24,327,961

Costs of investments acquired:
Bonds	(23,107,917)	(11,629,415)	(20,039,680)
Common stocks	(96,764)	(92,767)	(440,692)
Preferred stocks	(112,885)	(115,980)	(355,870)
Mortgage loans	(38,062)	(231,832)	(398,019)
Real estate and properties held for sale	(350)	(1,100)	(11,405)
Other invested assets	(4,437,589)	(296,564)	(1,819,475)
Payable for securities	—	—	(131,194)
Miscellaneous applications	(227,105)	(451,760)	(278,394)

Total cost of investments acquired	(28,020,672)	(12,819,418)	(23,474,729)
Net decrease (increase) in policy loans	13,279	(27,369)	(41,733)

Net cost of investments acquired	(28,007,393)	(12,846,787)	(23,516,462)

Net cash (used in) provided by investing activities	(1,075,644)	6,983,226	811,499

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008

			Restated
Financing and miscellaneous activities
Net withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	$(1,839,672)	$(5,137,903)	$(735,535)
Funds held under reinsurance treaties with unauthorized reinsurers	(892,010)	1,942,945	4,819,583
Dividends paid to stockholders	(1,400,000)	(10,031)	(316,438)
Redemption of participating shareholders	—	(421)	(1,683)
Capital contribution received	—	500,000	507,239
Receivable from parent, subsidiaries and affiliates	(61,088)	29,728	64,157
Payable to parent, subsidiaries and affiliates	206,555	25,557	(96,126)
Payable for securities lending	3,956,880	—	—
Other cash provided (used)	(398,230)	1,301,648	(1,250,156)

Net cash provided by (used in) financing and miscellaneous activities	(427,565)	(1,348,477)	2,991,041

Net increase (decrease) in cash, cash equivalents and short-term investments	(2,339,228)	553,741	1,503,245

Cash, cash equivalents and short-term investments:
Beginning of year	3,912,309	3,358,568	1,855,323

End of year	$1,573,081	$3,912,309	$3,358,568

See accompanying notes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
December 31, 2010
1. Organization and Summary of Significant Accounting Policies
Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), AEGON USA, LLC (25.99% of preferred shares), and Transamerica International Holdings, Inc. (100% of common shares). Prior to the mergers discussed below, the Company was owned by AEGON USA, LLC (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). Transamerica Corporation (Transamerica), AEGON USA, LLC (AEGON), Transamerica International Holdings, Inc. (TIHI) and Transamerica Occidental Life Insurance Company (TOLIC) are indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.
On October 1, 2009, the Company completed a merger with Iowa Fidelity Life Insurance Company (IFLIC), which was wholly owned by AEGON. Prior to the merger, IFLIC was partially owned by external shareholders holding 1,500 shares of participating common stock. All shares of participating common stock were redeemed prior to the merger in exchange for cash in the amount of $421. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of IFLIC were carried forward to the merged company. As a result of the merger, IFLIC’s common stock was deemed cancelled by operation of law and the outstanding common shares of IFLIC, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.
In exchange for its agreement to merge IFLIC into the Company, AEGON received 149 shares of the Company’s Series B preferred shares which are equal in value to the common stock of IFLIC deemed cancelled by the merger.
On October 1, 2008, the Company completed a merger with TOLIC, which was directly owned by TIHI (100% of common shares) and Transamerica (100% of preferred shares). On October 2, 2008, the Company completed a merger with Life Investors Insurance Company of America (LIICA), which was wholly owned by AEGON. The mergers were accounted for in accordance with SSAP No. 68, as statutory mergers. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TOLIC and LIICA were carried forward to the merged company. As a result of the merger, TOLIC and LIICA’s common and preferred stock were deemed cancelled by operation of law and the outstanding common shares of the Company, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
In exchange for its agreement to merge TOLIC into the Company, TIHI received common stock of the Company equal in value to the common stock of TOLIC deemed cancelled by the merger and Transamerica received Series B preferred stock of the Company equal in value to the Series B preferred stock of TOLIC deemed cancelled by the merger.
Specifically, TIHI received 676,190 shares of the Company’s common shares, and Transamerica received 86,590 shares of the Company’s Series B preferred shares. In exchange for its agreement to merge LIICA into the Company, AEGON received common stock of TIHI equal in value to the common stock of LIICA deemed cancelled by the merger. Specifically, AEGON received 18 shares of TIHI’s common shares.
Nature of Business
The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.
All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.
If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value. Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes. Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.
Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in fair value reported in income.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.
Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.
The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.
Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.
The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.
Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.
Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.
Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R, Income Taxes — Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note. Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.
Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.
Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.
Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.
Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
Securities Lending Assets and Liabilities: Beginning December 31, 2010, for securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Prior to 2010, cash collateral received from securities lending was not recorded on the Company’s balance sheet because the cash collateral was restricted. Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Other significant accounting policies are as follows:
Investments
Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.
Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.
Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.
Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.
Common stocks of unaffiliated companies, which includes shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.
Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company is restricted to trading Primus Guaranty, Ltd (Primus) a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The Company’s interest in Primus does not meet the definition of an affiliate, and is therefore accounted for as an unaffiliated common stock investment. The carrying amount in Primus, which is carried at fair value, as of December 31, 2010 and 2009 was $28,657 and $17,027, respectively.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.
Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.
Policy loans are reported at unpaid principal balances.
The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.
Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from interest income when payment exceeds 90 days past due. At December 31, 2010 and 2009, the Company excluded investment income due and accrued of $314 and $2,924, respectively, with respect to such practices.
The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.
For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.
Derivative Instruments
Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.
The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to fair value based on the current forward rate on the financial statements thru unassigned surplus, and cash payments and/or receipts are recognized as realized gain or losses.
The Company issues products providing the customer a return based on various global equity market indices. The Company uses global futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to fair value on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.
An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The interest rate floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.
Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument. Caps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the hedged asset affects income. If the derivative is no longer effective at achieving the desired risk management objective or if the forecasted transaction is no longer probable, hedge accounting will cease and the forward-starting swap will be marked to fair value through unassigned surplus.
The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.
In addition to utilizing forward starting swaps to mitigate the risk of future re-investment risk at lower yields, the Company also uses put options. These put options are used when rates are below the Company’s target rate. In these market environments, the Company will sell put options on the forward starting swaps of which they would like to enter into. The option period will be considered an income generation transaction. Since the underlying is a derivative, the option will be marked to market with the offset through surplus and the premium received for the written option is deferred during the option period. If the option is exercised, the premium will adjust the forward starting swap’s acquisition cost. Once acquired, the forward starting swap will then be accounted for as outlined above.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset in a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company replicates hybrid fixed to floating treasuries by combining a US Treasury cash component with a forward starting swap which, in effect converts a fixed US Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.
The Company holds some credit default swaps linked to a collateralized debt obligation structure. The Company was put into these swaps as a result of market events on a liquidity facility it had entered into. The Company does not intend to enter similar transactions in this current form. Under this transaction the Company receives a fee in exchange for providing credit protection if the underlying collateralized debt obligation structure incurs losses greater than its supporting collateral. The fee will be recorded in investment income. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.
Separate Accounts
The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.
Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $6,368,599, $4,279,394 and $4,182,626 in 2010, 2009 and 2008, respectively. In addition, the Company received $380,170, $376,545 and $399,445 in 2010, 2009 and 2008, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.
Aggregate Reserves for Policies and Contracts
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.
The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death.
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.
Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.
Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.
Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.
During 2009, the Company implemented an improved valuation method for single premium group annuity (SPGA) products. The prior method approximated the reserve using a spreadsheet-based balance roll forward. The current method is a seriatim valuation using a software package capable of making these calculations. The change in valuation process resulted in an increase in reserves in the amount of $3,053. The change in reserves has been credited directly to unassigned surplus.
During 2010, the Company reported a decrease in reserves on account of changes in valuation bases of $3,642 due to continued conversion from the spreadsheet-based balance roll forward method of valuation of SPGA products to a seriatim valuation. In addition, the Company continued to make enhancements to existing valuation platforms and converted from client based reserves to in-house seriatim calculations during 2010. These changes resulted in an increase in reserves of $3,523. The net change in reserves of $119 due to the conversions has been credited directly to unassigned surplus. Related to this change was a corresponding decrease in the deferred premium asset of $2,388. This amount was also charged directly to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
During 2009, the Company reversed a change in reserve methodology implemented in 2008 pertaining to the change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC. The Company changed back to valuation interest rates required under California insurance law during 2009 to meet the minimum aggregate reserve requirement for California and to preserve consistency in valuation rates and methods used for TOLIC’s California issued policies. This change in valuation process resulted in an increase in reserves in the amount of $28,005 which has been charged directly to unassigned surplus.
During 2008, the Company’s reserves decreased by $35,039 due to various changes in valuation basis. A decrease in reserves of $36,442 resulted from various valuation system upgrades or enhancements, the largest of which was the Prophet conversion. During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements. Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes. The new method calculates the reserves directly (using Prophet) based on the current in force. The change in valuation process resulted in a decrease in reserves in the amount of $30,022, with a corresponding decrease in deferred premiums of $17,488. The change in reserves has been credited directly to unassigned surplus. A decrease in reserves of $23,967 represents a change in assumptions regarding the policyholder’s election to exercise the Supplementary Retirement Income Option rider attached to certain Universal Life policies. A decrease in reserves of $28,921 represents a change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC. Also during 2008, the Company updated assumptions and made enhancements to valuation methodology related to its accident and health reserves. These changes resulted in a partially offsetting increase in accident and health reserves of $54,291.
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.
The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.
Municipal Reverse Repurchase Agreements
Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.
The Company enters into municipal repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Claims and Claim Adjustment Expense
Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2010 and 2009 was $25,247 and $23,029, respectively.
The Company incurred $12,350 and paid $10,131 of claim adjustment expenses during 2010, of which $6,838 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $11,227 and paid $10,397 of claim adjustment expenses during 2009, of which $6,727 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2010 or 2009.
Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.
Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans
Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. No stock options were issued during 2010 or 2009.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. No benefit or expense relating to these plans was recorded by the Company for the year ended December 31, 2010. The Company recorded a benefit of $214 and $14,618 for the years ended December 31, 2009 and 2008, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $75 for the year ended December 31, 2008. The Company did not record an adjustment to paid-in surplus for the income tax effect related to these plans for the years ended December 31, 2010 or 2009.
Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an accrued expense in the amount of $3,205 for the year ended December 31, 2010. The Company did not record an accrued expense related to stock-based long-term incentive compensation for the years ended December 31, 2009 or 2008.
Recent Accounting Pronouncements
Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. As a result of these modifications, for securities lending programs, collateral received by the Company’s agent that can be sold or re-pledged is reported on the balance sheet. Collateral received and reinvestment of that collateral by the Company are reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets). A separate liability is also established to record the obligation to return the cash collateral (payable for securities lending). This change in accounting principle increased assets and liabilities by $3,956,880 with no impact to surplus. See Note 10 for further details.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
In addition, the amendments to SSAP No. 91R resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds). A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted in an increase to assets of $220,439, an increase to liabilities of $215,069 and a net increase to surplus of $5,370. The net increase to surplus is comprised of $6,403 of accumulated earnings offset by unrealized losses associated with securities that were reported at lower of cost or market at the time of adoption of $1,033.
Effective December 31, 2010, the Company adopted SSAP No. 100, Fair Value Measurements, including recent modifications and clarifications made to the standard. This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements. The adoption of this new accounting principle had no impact to the Company’s results of operations or financial position. See Note 4 for further details.
During 2010, revisions were adopted to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR / IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes have an effective date of January 1, 2011 and are to be applied on a prospective basis.
During 2010, revisions were made to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The revised definitions will most likely result in more securities being accounted for under SSAP No. 43R. Companies are to prospectively apply the clarified guidance effective January 1, 2011. The Company is in the process of determining the impact of these changes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Effective September 30, 2009, the Company adopted SSAP No. 43R. This statement establishes statutory accounting principles for investments in loan-backed and structured securities. The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI). If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value. If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP. Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows. The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis as of July 1, 2009. This change in accounting principle reduced surplus by a net amount of $14,934 ($9,707 net of tax), which includes impairments of $40,973 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $26,039, which have been removed from the component of change in net unrealized gains/losses.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement temporarily replaces SSAP No. 10, Income Taxes. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character. If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs. When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against gross DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs. Prior to the adoption of SSAP No. 10R, the Company obtained permission from the state of Iowa to compute deferred income taxes using a permitted practice. At December 31, 2009, the Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R. The cumulative effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2009 as the use of the permitted practice expired as of December 15, 2009. As a result of this election, surplus increased by a cumulative effect of $554,923 and $295,260 at December 31, 2010 and 2009, respectively, which has been reflected as an aggregate write-in for other than special surplus funds on the 2010 and 2009 financial statements.
Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 16 for further discussion of the Company’s consideration of subsequent events.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s previously impaired investments were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financial statements at adoption.
Reclassifications
Certain reclassifications have been made to the 2009 and 2008 financial statements to conform to the 2010 presentation.
2. Prescribed and Permitted Statutory Accounting Practices
The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.
The NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits and secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.
The Company, with the permission of the Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life insurance subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No. 97 — Investments in Subsidiary, Controlled and Affiliated Entities, a replacement of SSAP No. 88, paragraph 9.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
2. Prescribed and Permitted Statutory Accounting Practices (continued)
At December 31, 2008, the Company received written approval from the Iowa Insurance Division to determine the admitted amount of deferred income tax assets pursuant to Iowa Bulletin 09-01. Bulletin 09-01 increased the realization period for purposes of determining the admissibility of deferred tax assets in accordance with the requirements of SSAP No. 10, Paragraph 10(b)(i) from one year to three years from the balance sheet date and expanded the limit on net deferred tax assets for Paragraph 10(b)(ii) from 10% of adjusted capital and surplus to 15%. The Company did not utilize this permitted practice during 2010 or 2009 and instead opted to calculate deferred income taxes using the provisions of SSAP No. 10R.
The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2010	2009	2008
			Restated
Net income (loss), State of Iowa basis	$417,679	$(6,425)	$(621,418)
State prescribed practice for secondary guarantee reinsurance	—	—	—
State permitted practice for valuation of foreign life subsidiary	—	—	—

Net income (loss), NAIC SAP	$417,679	$(6,425)	$(621,418)

Statutory surplus, State of Iowa basis	$4,298,124	$5,026,825	$4,840,134
State prescribed practice for secondary guarantee reinsurance	(2,926,627)	(2,593,154)	(2,349,638)
State permitted practice for valuation of wholly-owned foreign life subsidiary	19,656	(20,745)	(124,668)
State permitted practice for deferred tax asset	—	—	(380,358)

Statutory surplus, NAIC SAP	$1,391,153	$2,412,926	$1,985,470

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
3. Accounting Changes and Correction of Errors
During 2009, the Company corrected the financial statement presentation of the preferred treasury stock. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of the Series B preferred shares is $10 per share and the liquidation value is also $10 per share. At December 31, 2007, the financial statement of the Company appropriately presented the $573,400 as preferred treasury stock. Due to the merger of LIICA and TOLIC into the Company on October 2, and October 1, 2008, respectively, Transamerica Corporation was issued 86,590 shares of Series B preferred stock. Rather than reflecting the Series B preferred stock issued as first a reduction of treasury stock, with the remaining shares issued to TA Corp presented as additional shares issued and outstanding, the Company incorrectly presented the entire amount of the 86,590 shares issued to TA Corp as newly issued and outstanding shares. During 2009, the Company corrected the presentation of the Series B preferred shares, which resulted in a reduction of $573,400 to treasury stock and a reduction in the preferred capital stock line of $573, with an offset to gross paid-in capital. There was no net surplus impact to the Company due to this correction.
The Company entered into an agreement with an affiliated entity in which certain mortgage loans and real estate were sold with an effective date of December 31, 2008. The sales of these mortgage loans and real estate were not reflected in the December 31, 2008 financial statements. As a result, the Company has reflected such sales in the December 31, 2009 financial statements and has identified the surplus impact of such corrections as a separate change in capital and surplus within the statement of operations for 2009. Had these sales been appropriately recognized within the December 31, 2008 financials, the AVR balance would have been $6,275 lower and the sales would have increased the Company’s net loss by $7,173, for a net negative surplus impact of $898.
During 2008, the Company obtained approval from the Insurance Division, Department of Commerce, of the State of Iowa to calculate the reserves related to synthetic guaranteed investment contracts (synthetic GICs) utilizing a discount rate corresponding to the corporate bond AA credit curve, versus 105% of the Treasury spot-rate curve, which was utilized in previous years. The difference in the reserves held under the reserve methodology utilized at December 31, 2008 versus previous years’ methodology is a decrease in reserves of approximately $89,002. This approval is still effective, however, as of December 31, 2009, the Company resumed the higher reserve standard of utilizing the discount rate of 105% of the Treasury spot-rate curve to calculate its reserves related to its outstanding synthetic GIC contracts. The same method is utilized as of December 31, 2010. Only one contract had a non-zero reserve. Contractually the liability is limited to $3,000, and this is the reserve held by the Company at December 31, 2010 and 2009.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.
Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.
For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.
Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.
Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.
Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.
Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indexes, third party pricing services, and internal models.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.
Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.
Investment Contract Liabilities: Fair values for the Company’s liabilities under investment contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.
Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.
Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.
Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.
Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying value of receivable from/payable to affiliates approximates their fair value.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2010		2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$1,303,081	$1,303,081	$3,032,109	$3,032,109
Short-term notes receivable from affiliates	270,000	270,000	880,200	880,200
Bonds, other than affiliates	46,921,343	46,976,603	47,035,463	45,386,770
Preferred stocks, other than affiliates	123,925	121,878	152,661	144,696
Common stocks, other than affiliates	358,631	358,631	389,485	389,485
Mortgage loans on real estate, other than affiliates	8,027,115	8,325,341	9,275,690	8,935,978
Other invested assets	181,095	177,761	175,168	164,109
Floors, options and swaptions	1,462	1,462	3,661	3,111
FDAs	61	61	299	126
Interest rate caps	2	2	37	—
Interest rate swaps	93,365	738,331	92,254	541,568
Currency swaps	7,425	75,889	8,130	109,956
Credit default swaps	4,687	6,402	369	2,141
Foreign currency forward	123	123	954	954
Policy loans	746,677	746,677	759,957	759,957
Securities lending reinvested collateral	3,956,880	3,954,149	—	—
Receivable from parent, subsidiaries and affiliates	248,839	248,839	187,751	187,751
Separate account assets	38,370,952	38,370,952	33,205,532	33,205,532

Liabilities
Investment contract liabilities	19,741,412	20,176,069	23,563,017	23,599,026
Floors, options and swaptions	462	462	550	—
FDAs	7,990	7,990	5,237	5,064
Interest rate caps	1	—	37	—
Interest rate swaps	82,389	398,272	158,871	528,815
Currency swaps	118,187	138,305	187,912	219,697
Credit default swaps	11,988	10,000	5,047	5,179
Foreign currency forward	154	154	79	79
Payable to parent, subsidiaries and affiliates	476,976	476,976	270,421	270,421
Separate account annuity liabilities	30,301,261	30,299,758	24,918,494	24,912,008
Surplus notes	150,000	151,932	150,000	144,191

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.
The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:
Level 1 —	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 —	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Level 3 —	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheet.
Fair Value Measurements
During 2010, amendments were made to SSAP No. 100 to eliminate the requirement to differentiate and report fair value measurements on separate recurring and non-recurring schedules. Instead, for December 31, 2010, all fair value measurements will be reported on a single schedule by class. The 2009 schedules were not required to be restated.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
The following table provides information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2010:

	2010
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$143,201	$59,357	$202,558
Hybrid securities	—	7,069	—	7,069

Total bonds	—	150,270	59,357	209,627

Preferred stock
Industrial and miscellaneous	—	—	1,236	1,236

Total preferred stock	—	—	1,236	1,236

Common stock
Mutual funds	40,951	68	—	41,019
Industrial and miscellaneous	90,568	160	226,884	317,612

Total common stock	131,518	228	226,884	358,631

Short-term investments
Government	—	65,069	—	65,069
Industrial and miscellaneous	—	768,270	—	768,270
Mutual funds	—	465,525	—	465,525
Sweep accounts	—	64,484	—	64,484

Total Short-term investments	—	1,363,348	—	1,363,348

Derivative assets	—	3,469	—	3,469
Separate account assets	31,597,665	5,398,091	793,212	37,788,968

Total assets	$31,729,183	$6,915,406	$1,080,689	$39,725,279

Liabilities:
Derivative liabilities	$—	$24,705	$4,600	$29,305
Separate account liabilities	7,302	5,405	—	12,707

Total liabilities	$7,302	$30,110	$4,600	$42,012

Bonds classified in Level 2 are valued using inputs from third party pricing services or corroborated broker quotes. Level 3 measurements for bonds are primarily those valued using non-corroborated broker quotes or internal modeling.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Common Stock in Level 3 is comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as they can only be redeemed by the bank. In addition, the Company owns some warrants that are valued using non-corroborated broker quotes.
Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.
For derivatives, those classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services. The Level 3 derivative liability is a credit swap calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.
The following table summarizes the changes in assets and liabilities classified in Level 3 for 2010:

				Total Gains	Total Gains	Purchases,
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)	Issuances,	Balance at
	January 1,	into	out of	Included in	Included in	Sales and	December 31,
	2010	Level 3	Level 3	Net income	Surplus	Settlements	2010

Bonds
RMBS	$19,291	$30,955	$5,802	$(21,711)	$14,201	$14,785	$51,719
Other	144,501	10,365	60,223	(7,297)	(1,407)	(78,301)	7,638
Preferred Stock	6,162	1,236	6,162	—	(36)	36	1,236
Common Stock	278,111	4,251	—	5,664	1,663	(62,805)	226,884
Other Long Term	32,660	—	—	130	27	(32,817)	—
Derivative Liabilities	—	—	—	—	—	(4,600)	(4,600)
Separate account assets	936,012	—	4,382	(102,331)	273	(36,360)	793,212

Total	$1,416,737	$46,807	$76,569	$(125,545)	$14,721	$(200,062)	$1,076,089

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.
Transfers in for bonds were the result of securities not carried at fair value as of December 31, 2009 subsequently changing to being carried at fair value as of December 31, 2010. Such changes were the result of a change in NAIC rating and impairment. In addition, several securities were valued using third party vendor inputs at December 31, 2009 and changed at December 31, 2010 to being valued using non-corroborated broker quotes, thus causing the transfer into Level 3.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Transfers out for bonds were attributable to securities being carried at fair value as of December 31, 2009, subsequently changing to being carried at amortized cost as of December 31, 2010. Such changes were the result of a change in NAIC rating and impairment. In addition, there were some securities that were valued using internal modeling at December 31, 2009. Those securities were valued using third party vendor inputs at December 31, 2010.
Transfers in for preferred stock were the result of securities not carried at fair value as of December 31, 2009 subsequently changing to being carried at fair value as of December 31, 2010. Such changes were the result of a change in the price source, change in NAIC rating and impairment.
Transfers out for preferred stock were attributable to securities being carried at fair value as of December 31, 2009, subsequently changing to being carried at amortized cost as of December 31, 2010. Such changes were the result of a change in the price source, change in NAIC rating and impairment.
Transfers in for common stock were the result of warrants being valued using third party vendor inputs at December 31, 2009. The valuation of those warrants changed at December 31, 2010 to using non-corroborated broker quotes.
Transfers out for separate account assets were attributable to bonds being valued using non-corroborated broker quotes at December 31, 2009, subsequently changing to being valued using third party vendor inputs at December 31, 2010.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
The following table provides information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009:

	2009
	Level 1	Level 2	Level 3	Total
Assets:
Equity securities	$103,871	$7,503	$278,111	$389,485
Other invested assets	—	—	32,660	32,660
Short-term investments	—	3,064,145	—	3,064,145
Derivative assets	—	13,462	—	13,462
Separate account assets	22,215,160	9,313,341	936,012	32,464,513

Total assets	$22,319,031	$12,398,451	$1,246,783	$35,964,265

Liabilities:
Derivative liabilities	$—	$64,812	$—	$64,812

Total liabilities	$—	$64,812	$—	$64,812

Fair Value Measurements in Level 3 of the Fair Value Hierarchy
The following table summarizes the changes in assets and liabilities classified in Level 3 for 2009:

			Other	Separate
	Equity	Short-term	Invested	Account
	Securities	Investments	Assets	Assets	Total

Balance at January 1, 2009	$295,552	$42,444	$—	$—	$337,996
Change in realized gains/losses included in net income	(6,155)	—	—	(80,693)	(86,848)
Change in unrealized gains/losses included in surplus	5,177	284	(27)	—	5,434
Net purchases (sales)	(28,878)	(42,728)	32,687	(229,258)	(268,177)
Net transfers in to Level 3	12,415	—	—	1,245,963	1,258,378

Balance at December 31, 2009	$278,111	$—	$32,660	$936,012	$1,246,783

Total gains/losses included in income attributable to instruments held at the reporting date	$(2,156)	$—	$—	$—	$(2,156)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Assets measured at fair value on a non-recurring basis
For the year ended December 31, 2009, the Company reported certain assets and liabilities at fair value on a non-recurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). The Company reported the following financial instruments at fair value on a non-recurring basis:

					Total
	December 31,				Gains
Description	2009	Level 1	Level 2	Level 3	(Losses)

Fixed maturities	$290,192	$—	$120,238	$169,954	$(104,050)
Derivative liabilities	26,899	—	26,899	—	—
5. Investments
The carrying amounts and estimated fair value of investments in bonds and preferred stock are as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value
December 31, 2010
Unaffiliated bonds:
United States Government and agencies	$3,160,171	$77,718	$4,518	$75,826	$3,157,545
State, municipal and other government	836,397	49,894	19,517	6,180	860,594
Hybrid securities	1,557,055	17,968	226,807	1,009	1,347,207
Industrial and miscellaneous	27,657,173	1,553,520	106,995	230,233	28,873,465
Mortgage and other asset-backed securities	13,710,547	296,594	1,227,663	41,686	12,737,792

	46,921,343	1,995,694	1,585,500	354,934	46,976,603
Unaffiliated preferred stocks	123,925	9,783	10,723	1,107	121,878

	$47,045,268	$2,005,477	$1,596,223	$356,041	$47,098,481

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2009
Unaffiliated bonds:
United States Government and agencies	$2,213,602	$46,272	$10,359	$57,837	$2,191,678
State, municipal and other government	864,106	58,075	36,447	6,506	879,228
Hybrid securities	1,777,764	15,566	322,069	421	1,470,840
Industrial and miscellaneous	27,005,598	1,585,453	377,181	61,228	28,152,642
Mortgage and other asset-backed securities	15,174,393	165,590	2,537,314	110,287	12,692,382

	47,035,463	1,870,956	3,283,370	236,279	45,386,770
Unaffiliated preferred stocks	152,661	13,428	13,976	7,417	144,696

	$47,188,124	$1,884,384	$3,297,346	$243,696	$45,531,466

At December 31, 2010 and 2009, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 784 and 1,417 securities with a carrying amount of $9,237,482 and $15,724,863 and an unrealized loss of $1,596,223 and $3,297,346 with an average price of 82.7 and 79.0 (fair value/amortized cost). Of this portfolio, 67.8% and 73.4% were investment grade with associated unrealized losses of $750,760 and $1,964,692, respectively.
At December 31, 2010 and 2009, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1,224 and 527 securities with a carrying amount of $10,099,730 and $5,312,143 and an unrealized loss of $356,041 and $243,696 with an average price of 96.5 and 95.4 (fair value/amortized cost). Of this portfolio, 97.3% and 96.3% were investment grade with associated unrealized losses of $345,226 and $209,917, respectively.
At December 31, 2010 and 2009, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2 and 5 securities with a cost of $15 and $35 and an unrealized loss of $9 and $17 with an average price of 38.2 and 52.5 (fair value/cost).
At December 31, 2010 and 2009, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 25 and 35 securities with a cost of $23,086 and $41,570 and an unrealized loss of $1,002 and $1,112 with an average price of 95.7 and 97.3 (fair value/cost).

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2010 and 2009 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total

December 31, 2010

Unaffiliated bonds:
United States Government and agencies	$237,897	$1,386,362	$1,624,259
State, municipal and other government	97,950	169,282	267,232
Hybrid securities	1,043,259	37,791	1,081,050
Industrial and miscellaneous	1,036,864	6,796,934	7,833,798
Mortgage and other asset-backed securities	5,180,283	1,342,227	6,522,510

	7,596,253	9,732,596	17,328,849
Unaffiliated preferred stocks	45,006	11,093	56,099
Unaffiliated common stocks	6	22,084	22,090

	$7,641,265	$9,765,773	$17,407,038

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total

December 31, 2009

Unaffiliated bonds:
United States Government and agencies	$361,036	$952,444	$1,313,480
State, municipal and other government	170,904	121,643	292,547
Hybrid securities	1,297,347	15,671	1,313,018
Industrial and miscellaneous	3,594,291	2,417,578	6,011,869
Mortgage and other asset-backed securities	6,956,857	1,539,597	8,496,454

	12,380,435	5,046,933	17,427,368
Unaffiliated preferred stocks	47,082	21,515	68,597
Unaffiliated common stocks	18	40,458	40,476

	$12,427,535	$5,108,906	$17,536,441

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The carrying amount and estimated fair value of bonds at December 31, 2010, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Amount	Value

Due in one year or less	$957,586	$976,255
Due after one year through five years	9,687,493	10,172,757
Due after five years through ten years	9,031,523	9,436,666
Due after ten years	13,534,194	13,653,133

	33,210,796	34,238,811
Mortgage and other asset-backed securities	13,710,547	12,737,792

	$46,921,343	$46,976,603

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.
Banking
At December 31, 2010, the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $1,622,486 and a carrying value of $1,880,648, resulting in a gross unrealized loss of $258,162. The banking sub-sector in the Company’s portfolio is large, diverse and of high quality. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities and credit spread widening on deeply subordinated securities.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
As a whole, the sub-sector has been volatile in 2010 as Sovereign debt crises in Greece and Ireland have reintroduced liquidity fears into the market and concern has grown that other peripheral European countries may need financial bail-out packages. Subordinated securities, specifically, have become even more volatile following successful attempts by the European Commission to impose “burden sharing” on the subordinated securities of those banks receiving significant state-aid as a result of the financial crisis. Furthermore, new legislation introduced in Germany and Ireland gives those respective governments wide discretion to impose “burden sharing” on subordinated bondholders in order to quickly stabilize or wind-up troubled banks, and other countries will likely follow suit. While these measures have made existing subordinated securities more volatile in the near-term, new, more stringent, global legislation on capital and liquidity requirements is intended to reduce overall risk in the sector going forward. Furthermore, Central Banks appear committed to providing liquidity to the market and as a result asset write-downs and credit losses have diminished substantially in all but the most troubled countries. The value of the Company’s investments in deeply subordinated securities in the financial services sector may be significantly impacted if issuers of certain securities with optional deferral features exercise the option to defer coupon payments or are required to defer as a condition of receiving government aid. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2010.
Subprime Mortgages
At December 31, 2010, the Company’s asset-backed securities (ABS) subprime mortgage portfolio had investments in an unrealized loss position which had a fair value of $806,127 and a carrying value of $1,014,495, resulting in a gross unrealized loss of $208,368. The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes asset backed securities issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes asset backed securities issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
All ABS subprime mortgage securities are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed quarterly. Model output is generated under base and several stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.
Loss severity assumptions were determined by observing historical rates from broader market data while being adjusted for specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not a particular tranche or holding is at risk for not collecting all contractual cash flows taking into account the seniority, and other terms of the tranches held. If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.
The unrealized loss is primarily due to decreased liquidity, increased credit spreads in the market, slower prepayments and increased expected losses on loans within the underlying pools. Expected losses within the underlying pools are generally higher than original expectations, primarily in certain later-vintage adjustable rate mortgage loan pools, which has led to some rating downgrades in these securities. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Commercial Mortgage-Backed Securities (CMBS)
At December 31, 2010, the Company’s CMBS portfolio had investments in an unrealized loss position which had a fair value of $1,671,381 and a carrying value of $1,893,326, resulting in a gross unrealized loss of $221,945. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS includes conduit, large loan, single borrower, franchise loan, agencies, small loan and commercial real estate collateralized debt obligations (CDOs).
CMBS are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed quarterly. Model output is generated under base and several stress-case scenarios by the Company’s internal CMBS asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up approach. For non-conduit securities, a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.
Over the past 24 months, the commercial real estate market experienced a deterioration in property level fundamentals, which has led to an increase in CMBS loan-level delinquencies. The introduction of the 20% and 30% credit enhanced classes within the 2005-2008 vintage deals provide some offset to these negative fundamentals. Despite advancements in the availability of financing for commercial real estate, as evidenced by the gradual reopening of the CMBS markets, the lending market remains limited as lenders continue to be more conservative with underwriting standards. Moreover, property transactions have increased but still remain low relative to historical standards. While liquidity has improved within the CMBS market, a broad re-pricing of risk has kept credit spreads across the subordinate CMBS tranches at wide levels. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Residential Mortgage-Backed Securities (RMBS) Sector
At December 31, 2010, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $2,671,967, and a carrying value of $3,354,983, resulting in a gross unrealized loss of $683,016. RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed passthroughs, prime jumbo passthroughs, Alt-A RMBS, negative amortization RMBS and reverse mortgage RMBS.
All RMBS of the Company are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed quarterly. Model output is generated under base and several stress-case scenarios. The Company’s internal RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments.
Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.
Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not a particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held. If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The pace of deterioration in the housing market began to stabilize in late 2009 and continued in 2010. Even with the stabilization, fundamentals in RMBS continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class. In addition, a high percentage of the Company’s RMBS portfolio is comprised of floating rate securities, which has resulted in higher unrealized losses relative to fixed rate securities but not necessarily higher default losses. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.
The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2010

OTTI recognized 1st quarter:
Intent to sell	$4,379	$973	$—	$3,406

Total 1st quarter OTTI on loan-backed securities	4,379	973	—	3,406

OTTI recognized 2nd quarter:
Intent to sell	17,316	301	—	17,015
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	6	—	6	0

Total 2nd quarter OTTI on loan-backed securities	17,322	301	6	17,015

Aggregate total	$21,701	$1,274	$6	$20,421

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year ended December 31, 2010

OTTI recognized 3rd quarter:
Intent to sell	$21,033	$—	$5,508	$15,525

Total 3rd quarter OTTI on loan-backed securities	21,033	—	5,508	15,525

OTTI recognized 4th quarter:
Intent to sell	179,064	—	66,154	112,910

Total 4th quarter OTTI on loan-backed securities	179,064	—	66,154	112,910

Aggregate total	$200,097	$—	$71,662	$128,435

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost
	before Current		Amortized Cost
	Period OTTI	Recognized OTTI	After OTTI	Fair Value
Year Ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$578,055	$55,253	$522,802	$330,810
2nd quarter present value of cash flows expected to be less than the amortized cost basis	343,146	24,294	318,852	217,741
3rd quarter present value of cash flows expected to be less than the amortized cost basis	648,299	44,545	603,754	489,879
4th quarter present value of cash flows expected to be less than the amortized cost basis	744,823	29,278	715,545	563,667

Aggregate total	$2,314,323	$153,370	$2,160,953	$1,602,097

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

	Amortized Cost
	before Current		Amortized Cost
	Period OTTI	Recognized OTTI	After OTTI	Fair Value
Year ended December 31, 2009
3rd quarter present value of cash flows expected to be less than the amortized cost basis	$320,333	$27,156	$293,177	$153,730
4th quarter present value of cash flows expected to be less than the amortized cost basis	622,868	89,717	533,151	253,458

Aggregate total	$943,201	$116,873	$826,328	$407,188

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The following loan-backed and structured securities were held at December 31, 2010, for which an OTTI had been previously recognized:

						Quarter in
	Amortized Cost	Present Value of				which
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Impairment
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Occurred

000759BP4	$788	$785	$3	$785	$625	1Q 2010
02148AAA4	51,172	50,652	520	50,652	33,152	1Q 2010
02148YAJ3	8,309	8,128	181	8,128	6,809	1Q 2010
045427AE1	3,371	1,805	1,566	1,805	610	1Q 2010
12640PAA3	9,684	9,480	204	9,480	8,902	1Q 2010
126670ZN1	26,523	21,352	5,171	21,352	3,899	1Q 2010
12667G5G4	23,783	23,533	250	23,533	21,180	1Q 2010
126685DZ6	6,759	6,287	472	6,287	5,438	1Q 2010
225470FJ7	9,677	9,494	183	9,494	7,925	1Q 2010
225470YD9	60,770	59,922	848	59,922	37,312	1Q 2010
22942KCA6	22,560	22,305	255	22,305	16,542	1Q 2010
23245CAF7	256	246	10	246	586	1Q 2010
32027LAG0	110	94	16	94	57	1Q 2010
32028TAF4	171	85	86	85	100	1Q 2010
35729PPZ7	17,076	14,880	2,196	14,880	248	1Q 2010
361856EC7	25,782	25,461	321	25,461	16,478	1Q 2010
3622MAAF8	205	134	71	134	52	1Q 2010
38011AAC8	2,581	2,563	18	2,563	2,023	1Q 2010
43710LAF1	82	8	74	8	34	1Q 2010
45661EAE4	27,998	20,271	7,727	20,271	9,966	1Q 2010
46628SAJ2	10,507	10,154	353	10,154	6,420	1Q 2010
50177AAM1	9,810	2,378	7,432	2,378	1,242	1Q 2010
525170CG9	1,722	1,657	65	1,657	1,404	1Q 2010
525221GR2	6,622	3,934	2,688	3,934	1,875	1Q 2010
525221HE0	15,734	11,847	3,887	11,847	4,671	1Q 2010
52524MAW9	10,557	9,991	566	9,991	3,594	1Q 2010
52524YAA1	42,308	42,286	22	42,286	33,282	1Q 2010
655374AA4	2,702	2,353	349	2,353	1,117	1Q 2010
68400DAG9	2,794	1,924	870	1,924	106	1Q 2010
70557RAB6	37,812	32,192	5,620	32,192	18,685	1Q 2010
74925FAA1	17,548	16,761	787	16,761	15,542	1Q 2010
76110WPD2	3,676	3,387	289	3,387	2,855	1Q 2010
76110WQB5	15,198	14,267	931	14,267	12,048	1Q 2010
761118RM2	3,297	3,186	111	3,186	1,587	1Q 2010
761118VY1	28,164	25,601	2,563	25,601	11,604	1Q 2010
81379EAD4	5,191	3,589	1,602	3,589	99	1Q 2010
86357UAA9	23,809	21,484	2,325	21,484	16,973	1Q 2010
86357UBM2	4,156	3,750	406	3,750	3,020	1Q 2010
86358EZU3	8,992	7,205	1,787	7,205	2,672	1Q 2010
86365EAA5	12,137	10,952	1,185	10,952	8,530	1Q 2010
86365EAC1	5,116	4,616	500	4,616	3,718	1Q 2010
86365KAA1	4,184	3,775	409	3,775	2,989	1Q 2010
93935FAA9	5,241	5,003	238	5,003	2,472	1Q 2010
000759BP4	757	700	57	700	589	2Q 2010
02148AAA4	48,811	46,735	2,076	46,735	33,688	2Q 2010
02148YAJ3	7,973	7,794	179	7,794	6,567	2Q 2010
05948KL31	18,007	17,283	724	17,283	11,108	2Q 2010
059494AA2	41,693	41,000	693	41,000	31,082	2Q 2010
05953LAH2	1,317	888	429	888	319	2Q 2010
12668VAF6	8,391	8,231	160	8,231	4,535	2Q 2010
20173TAM7	7,151	5,554	1,597	5,554	1,032	2Q 2010
225470FJ7	9,025	8,578	447	8,578	8,170	2Q 2010

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

						Quarter in
	Amortized Cost	Present Value of				which
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Impairment
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Occurred

225470U27	6,061	5,459	602	5,459	4,457	2Q 2010
22942KCA6	21,269	21,106	163	21,106	15,188	2Q 2010
32054YAD5	353	160	193	160	104	2Q 2010
35729PPZ7	14,854	13,465	1,389	13,465	920	2Q 2010
36244SAE8	901	881	20	881	508	2Q 2010
46629YAK5	4,361	1,232	3,129	1,232	795	2Q 2010
50177AAM1	2,227	1,477	750	1,477	1,291	2Q 2010
525170CG9	1,584	1,292	292	1,292	1,635	2Q 2010
525221HE0	11,184	6,764	4,420	6,764	5,228	2Q 2010
52522QAM4	121,936	116,652	5,284	116,652	83,155	2Q 2010
65536PAA8	3,451	3,224	227	3,224	2,937	2Q 2010
761118RM2	3,103	3,049	54	3,049	1,563	2Q 2010
86358EZU3	7,161	6,018	1,143	6,018	1,603	2Q 2010
000759BP4	674	657	17	657	572	3Q 2010
02148AAA4	44,694	41,915	2,779	41,915	35,127	3Q 2010
02148YAJ3	7,636	7,630	6	7,630	5,659	3Q 2010
05948KV63	13,694	13,656	38	13,656	12,859	3Q 2010
059494AA2	39,536	39,315	221	39,315	30,326	3Q 2010
059512AP8	1,912	1,732	180	1,732	744	3Q 2010
05953LAH2	832	708	124	708	304	3Q 2010
12638DAA4	72,351	64,487	7,864	64,487	58,004	3Q 2010
12640PAA3	7,475	7,142	333	7,142	7,293	3Q 2010
12667G5G4	24,540	24,439	101	24,439	24,121	3Q 2010
126685DZ6	5,919	5,603	316	5,603	4,887	3Q 2010
12669GTS0	50,815	47,578	3,237	47,578	25,003	3Q 2010
20173TAM7	5,443	1,960	3,483	1,960	1,077	3Q 2010
225470FJ7	8,417	8,408	9	8,408	8,621	3Q 2010
225470T94	6,996	6,650	346	6,650	5,183	3Q 2010
225470YD9	56,415	53,591	2,824	53,591	39,237	3Q 2010
225492AE7	21,757	21,547	210	21,547	18,885	3Q 2010
22942KCA6	20,247	20,203	44	20,203	15,799	3Q 2010
3622EEAA0	29,835	28,729	1,106	28,729	27,151	3Q 2010
36244SAE8	847	820	27	820	542	3Q 2010
38011AAC8	2,513	2,451	62	2,451	1,914	3Q 2010
46631QAR3	7,471	2,341	5,130	2,341	2,436	3Q 2010
52108MDU4	2,938	295	2,643	295	432	3Q 2010
525170CG9	1,202	1,082	120	1,082	1,185	3Q 2010
52519LAA6	110,126	101,397	8,729	101,397	87,934	3Q 2010
525221HE0	6,238	5,615	623	5,615	4,141	3Q 2010
65536PAA8	1,894	1,747	147	1,747	1,641	3Q 2010
75970JAJ5	5,448	4,933	515	4,933	2,733	3Q 2010
75970QAH3	7,000	6,369	631	6,369	3,783	3Q 2010
761118AH1	31,985	31,648	337	31,648	26,663	3Q 2010
761118VY1	23,714	22,571	1,143	22,571	11,123	3Q 2010
92911GAA7	1,688	1,015	673	1,015	1,121	3Q 2010
92922FZ27	23,995	23,693	302	23,693	21,808	3Q 2010
939336Q55	604	596	8	596	279	3Q 2010
05535DAM6	476	415	61	415	318	3Q 2010
05953YAG6	1,788	1,787	1	1,787	1,619	4Q 2010 **
059515AC0	8,952	8,942	10	8,942	5,480	4Q 2010
36245CAC6	2,589	1,121	1,468	1,121	257	4Q 2010
52524YAA1	3,033	3,012	21	3,012	2,837	4Q 2010

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

						Quarter in
	Amortized Cost	Present Value of				which
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Impairment
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Occurred

61754HAB8	2,987	2,790	197	2,790	1,467	4Q 2010 **
02148YAJ3	7,480	7,334	146	7,334	5,783	4Q 2010
05530PAA0	2,460	2,395	65	2,395	2,046	4Q 2010
059494AA2	37,667	37,657	10	37,657	30,418	4Q 2010
059515AC0	8,938	7,602	1,336	7,602	5,504	4Q 2010
05953LAH2	626	432	194	432	273	4Q 2010
05953YAG6	1,732	1,553	179	1,553	1,575	4Q 2010
12638DAA4	61,724	61,571	153	61,571	56,681	4Q 2010
12667G5G4	12,382	12,239	143	12,239	11,936	4Q 2010
12668RAA6	27,353	25,747	1,606	25,747	16,167	4Q 2010
12669GTS0	46,681	44,524	2,157	44,524	24,463	4Q 2010
14984WAA8	7,942	7,730	212	7,730	6,113	4Q 2010
225470U27	5,279	5,139	140	5,139	4,314	4Q 2010
225470YD9	51,189	50,912	277	50,912	37,621	4Q 2010
22942KCA6	19,399	18,120	1,279	18,120	14,757	4Q 2010
36245CAC6	1,112	833	279	833	258	4Q 2010
36245RAA7	3,755	3,495	260	3,495	2,677	4Q 2010
39539KAF0	10,205	9,957	248	9,957	8,804	4Q 2010
41161MAC4	54,375	52,192	2,183	52,192	33,461	4Q 2010
45661EAE4	8,907	2,644	6,263	2,644	2,517	4Q 2010
52519LAA6	97,842	97,267	575	97,267	84,903	4Q 2010
525221GR2	3,510	1,336	2,174	1,336	1,054	4Q 2010
525221HE0	5,322	3,506	1,816	3,506	3,634	4Q 2010
52522QAM4	106,741	105,722	1,019	105,722	81,409	4Q 2010
52524YAA1	32,721	31,200	1,521	31,200	30,754	4Q 2010
61754HAB8	2,771	2,281	490	2,281	1,448	4Q 2010
74925FAA1	14,656	14,038	618	14,038	13,792	4Q 2010
759676AJ8	6,794	6,391	403	6,391	4,825	4Q 2010
75971EAF3	6,200	6,088	112	6,088	3,542	4Q 2010
761118VY1	21,814	20,938	876	20,938	11,309	4Q 2010
81379EAD4	3,583	3,258	325	3,258	348	4Q 2010
863592AP6	21,291	21,076	215	21,076	19,735	4Q 2010
863592AQ4	9,443	9,303	140	9,303	8,654	4Q 2010
92911CAA6	241	94	147	94	9	4Q 2010
92922FZ27	22,761	22,760	1	22,760	20,920	4Q 2010
939336Q55	576	558	18	558	302	4Q 2010
02148AAA4	56,623	55,412	1,211	55,412	27,639	3Q 2009
02148YAJ3	10,038	9,635	403	9,635	5,095	3Q 2009
045427AE1	5,981	4,341	1,640	4,341	388	3Q 2009
126670ZN1	32,849	28,835	4,014	28,835	2,148	3Q 2009
12668VAF6	14,078	9,775	4,303	9,775	3,695	3Q 2009
225470FJ7	11,026	10,842	184	10,842	6,252	3Q 2009
225470T94	9,057	8,721	336	8,721	4,335	3Q 2009
22942KCA6	27,233	25,136	2,097	25,136	14,065	3Q 2009
32027LAG0	156	153	3	153	55	3Q 2009
32028TAF4	214	210	4	210	167	3Q 2009
35729PPC8	3,943	727	3,216	727	169	3Q 2009
3622MAAF8	300	294	6	294	73	3Q 2009
40430FAF9	2,814	591	2,223	591	93	3Q 2009
43710LAF1	152	150	2	150	94	3Q 2009
46628SAJ2	11,798	11,254	544	11,254	4,475	3Q 2009
576435AT8	494	484	10	484	303	3Q 2009

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

						Quarter in
	Amortized Cost	Present Value of				which
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Impairment
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Occurred

655374AA4	3,374	3,252	122	3,252	1,663	3Q 2009
86358EZU3	20,660	10,929	9,731	10,929	3,505	3Q 2009
939336Q55	725	687	38	687	255	3Q 2009
02148AAA4	55,412	54,674	738	54,674	30,484	3Q 2009
059512AP8	6,545	2,207	4,338	2,207	745	3Q 2009
12668VAF6	9,775	9,187	588	9,187	4,470	3Q 2009
225470FJ7	10,842	10,455	387	10,455	6,985	3Q 2009
22942KCA6	25,136	24,544	592	24,544	14,572	3Q 2009
23245CAF7	440	317	123	317	90	3Q 2009
3622MAAF8	294	248	46	248	48	3Q 2009
36244SAE8	1,000	949	51	949	481	3Q 2009
43710LAF1	150	107	43	107	113	3Q 2009
52524MAW9	11,476	11,109	367	11,109	3,902	3Q 2009
68400DAG9	4,806	3,554	1,252	3,554	193	3Q 2009
70557RAB6	41,797	37,940	3,857	37,940	20,360	3Q 2009
86358EZU3	10,929	9,287	1,642	9,287	1,747	3Q 2009
939336Q55	687	680	7	680	260	3Q 2009
059494AA2	45,468	44,726	742	44,726	30,478	4Q 2009
05951VAV1	60,026	59,859	167	59,859	34,196	4Q 2009
05948KV63	15,678	15,283	395	15,283	11,397	4Q 2009
126670ZN1	28,832	26,567	2,265	26,567	3,802	4Q 2009
126685DZ6	8,557	6,962	1,595	6,962	5,593	4Q 2009
23245CAF7	304	267	37	267	214	4Q 2009
12667G5G4	28,792	27,581	1,211	27,581	24,737	4Q 2009
02148AAA4	53,080	52,679	401	52,679	32,386	4Q 2009
02148YAJ3	9,305	8,787	518	8,787	6,122	4Q 2009
045427AE1	4,341	3,378	963	3,378	517	4Q 2009
12640PAA3	11,545	10,987	558	10,987	9,882	4Q 2009
225470FJ7	10,116	10,075	41	10,075	7,421	4Q 2009
32027LAG0	147	116	31	116	46	4Q 2009
32028TAF4	198	182	16	182	125	4Q 2009
38011AAC8	2,961	2,627	334	2,627	1,992	4Q 2009
361856EC7	31,354	26,889	4,465	26,889	14,755	4Q 2009
3622MAAF8	233	218	15	218	55	4Q 2009
43710LAF1	96	91	5	91	80	4Q 2009
52524YAA1	46,921	46,677	244	46,677	35,812	4Q 2009
52524MAW9	10,923	10,743	180	10,743	4,023	4Q 2009
576435AT8	467	397	70	397	284	4Q 2009
655374AA4	3,144	2,723	421	2,723	1,573	4Q 2009
68400DAG9	3,535	2,809	726	2,809	180	4Q 2009
761118VY1	30,381	29,354	1,027	29,354	12,445	4Q 2009
86358EZU3	9,243	9,032	211	9,032	222	4Q 2009
225470T94	8,516	7,425	1,091	7,425	5,324	4Q 2009
225470U27	7,991	6,431	1,560	6,431	4,577	4Q 2009
933637AJ9	3,782	3,505	277	3,505	2,574	4Q 2009

**	Impairment amount was recorded as a part of the cumulative effect of adoption of amendments to SSAP No. 91R, which resulted in the cash collateral received from derivative counterparties and the related reinvestment of that cash collateral being reported on the Company’s balance sheet. These impairments were not reflected in the income statement in the current period.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2010 and 2009 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2010
The aggregate amount of unrealized losses	$1,458,666	$46,087
The aggregate related fair value of securities with unrealized losses	5,640,930	1,393,078

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2009
The aggregate amount of unrealized losses	$2,777,510	$116,079
The aggregate related fair value of securities with unrealized losses	7,198,974	1,553,619
Detail of net investment income (loss) is presented below:

	Year Ended December 31
	2010	2009	2008

Income (loss):
Bonds	$2,476,783	$2,581,437	$2,993,763
Preferred stocks	10,296	10,395	118,882
Common stocks	36,266	8,444	46,168
Mortgage loans on real estate	534,467	609,836	690,904
Real estate	20,816	20,748	21,328
Policy loans	50,210	50,065	46,017
Cash, cash equivalents and short-term investments	11,008	38,804	85,494
Derivatives	(147,236)	(134,716)	(9,236)
Other invested assets	50,078	17,276	28,504
Other	14,525	9,242	32,637

Gross investment income	3,057,213	3,211,531	4,054,461
Less investment expenses	138,042	138,374	167,535

Net investment income	$2,919,171	$3,073,157	$3,886,926

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2010	2009	2008

Proceeds	$24,752,873	$17,076,601	$20,354,654

Gross realized gains	1,626,104	365,886	362,690
Gross realized losses	(142,953)	(394,368)	(440,705)

Net realized capital gains (losses)	$1,483,151	$(28,482)	$(78,015)

The Company had gross realized losses for the years ended December 31, 2010, 2009 and 2008 of $192,541, $618,554 and $367,432, respectively, which relate to losses recognized on other-than-temporary declines in the fair values of bonds and preferred stocks.
Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2010	2009	2008

Bonds	$1,290,685	$(612,760)	$(324,506)
Preferred stocks	(75)	6,697	(120,940)
Common stocks	2,949	(4,947)	(65,021)
Mortgage loans on real estate	(18,451)	(55,349)	(7,074)
Real estate	(235)	(1,051)	17,781
Cash, cash equivalents and short-term investments	12	80	(13,767)
Derivatives	(160,155)	(437,350)	54,650
Other invested assets	124,712	(8,392)	654,443

	1,239,442	(1,113,072)	195,566
Federal income tax effect	(450,184)	235,951	119,219
Transfer to interest maintenance reserve	(846,096)	176,600	51,433

Net realized capital gains (losses) on investments	$(56,838)	$(700,521)	$366,218

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2010 and 2009, the Company had recorded investments in restructured securities of $46,209 and $90,186, respectively. The capital gains (losses) taken as a direct result of restructures in 2010, 2009 and 2008 were $16,745, $(84,752) and $1,905, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.
The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2010	2009	2008

Bonds	$(53,819)	$16,818	$(226,573)
Preferred stocks	(35)	(46,613)	(22,844)
Common stocks	22,057	36,097	(28,697)
Affiliated entities	70,914	37,287	(7,222)
Mortgage loans on real estate	1,826	(8,024)	—
Cash, cash equivalents and short-term investments	—	284	—
Derivatives	113,051	(410,982)	382,983
Other invested assets	25,289	(211,719)	(900,944)

Change in unrealized capital gains (losses)	$179,283	$(586,852)	$(803,297)

The Company did not issue any new mortgage loans during 2010. During 2010, the Company reduced interest rates on mortgages by 3% for one loan in the amount of $1,986, by 2% for one loan in the amount of $1,269 and by 1% for two loans in the amount of $61,000. Mortgage loans with a carrying amount of $6 were non-income producing for the previous 180 days. Accrued interest of $1, $3 and $346 related to these mortgage loans was excluded from investment income at December 31, 2010, 2009 and 2008, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2010 there were no taxes, assessments and other amounts advanced not included in the mortgage loan total.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
During 2009, the Company issued mortgage loans with interest rates of 6.65% for commercial loans and 7.00% for agricultural loans. During 2009, the Company did not reduce interest rates on any outstanding mortgages. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ended December 31, 2009 at the time of origination was 60%. At December 31, 2009, mortgage loans with a carrying value of $11 were non-income producing for the previous 180 days. Taxes, assessments and other amounts advanced not included in the mortgage loan total were $16 for the year ended December 31, 2009.
At December 31, 2010 and 2009, respectively, the Company held $89,765 and $121,760 in impaired loans with related allowance for credit losses of $6,198 and $8,024. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2010 and 2009, respectively. The average recorded investment in impaired loans during 2010 and 2009 was $137,077 and $32,445, respectively.
The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2010	2009	2008

Balance at beginning of period	$8,024	$11,924	$—
Additions, net charged to operations	16,645	20,940	11,924
Recoveries in amounts previously charged off	(18,471)	(24,840)	—

Balance at end of period	$6,198	$8,024	$11,924

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2010, 2009 and 2008, respectively, the Company recognized $8,500, $1,993 and $1,374 of interest income on impaired loans. Interest income of $8,568, $509 and $1,570, respectively, was recognized on a cash basis for the years ended December 31, 2010, 2009 and 2008.
At December 31, 2010 and 2009, the Company held a mortgage loan loss reserve in the AVR of $77,736 and $123,257, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2010	2009		2010	2009
South Atlantic	24%	23%	Office	31%	31%
Pacific	22	22	Apartment	21	21
Middle Atlantic	17	15	Retail	21	20
Mountain	13	15	Industrial	17	19
E. North Central	10	10	Other	5	5
W. North Central	6	5	Agricultural	3	3
W. South Central	4	5	Medical	2	1
E. South Central	2	3
New England	2	2
At December 31, 2010 and 2009, the Company had mortgage loans with a total net admitted asset value of $13,125 and $13,454, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. The Company did not have any mortgage loans which had been restructured in accordance with SSAP No. 36 at December 31, 2008. There were no realized losses during the years ended December 31, 2010, 2009 and 2008 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2010, 2009 or 2008.
During 2010, the Company recorded an impairment of $3,276 for its investment in Stonington Capital Appreciation 1994 Fund, L.P., and an impairment of $272 for its investment in Yield Strategies Fund I, L.P. The impairments were taken because the decline in fair value of the funds was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.
A write down of carrying value is required when an investor’s intent to retain the investment in the issuer has changed at the reporting date and there is not a sufficient period of time to allow for any anticipated recovery in value to occur. At December 31, 2009 and 2008, respectively, the Company recorded an impairment of $15,287 and $42,829 for its investment in Zero Beta Fund, LLC. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
During 2009, the Company recorded impairments of $40,688 and $10,030 for its investment in Real Estate Alternatives Portfolio 2, LLC and Real Estate Alternatives Portfolio 3, LLC, respectively. The impairment was taken because the declines in fair value of underlying investments of the fund were deemed to be other-than-temporary.
During 2009, the Company recorded an impairment of $2,120 for its investment in Yucaipa Equity Partners, L.P., an impairment of $2,884 for its investment in BCI Growth IV, L.P., an impairment of $296 for its investment in Allsop Venture Partners III, L.P., an impairment of $1,548 for its investment in B III Capital Partners, L.P., an impairment of $551 for its investment in Cahill, Warnock Strategic Partners Fund, L.P., an impairment of $49 for its investment in CM Equity Partners, L.P., an impairment of $133 for its investment in Conning Insurance Capital Limited Partnership III, an impairment of $706 for its investment in FS Equity Partners III, L.P. and an impairment of $5,133 for its investment in Harbour Group Investments III, L.P. It was determined that the decline was other than temporary because the expected future proceeds is the current reflected fair value on each of the deals.
At December 31, 2010, the Company had ownership interests in sixty-two LIHTC Investments. The remaining years of unexpired tax credits ranged from one to eleven. One property was the subject of a review by the South Dakota Housing Development Authority in which the Company is responding with corrective actions. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2011 to 2019 is $29,934. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.
At December 31, 2009, the Company had ownership interests in sixty-one LIHTC Investments. The remaining years of unexpired tax credits ranged from one to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2010 to 2019 is $45,413. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The following table provides the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2010 and 2009:

		December 31, 2010
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*

Low-Income Housing Tax Credits	MA	$5,135	$8,370
Low-Income Housing Tax Credits	MO	1,461	1,642

Total		$6,596	$10,012

		December 31, 2009
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount

Low-Income Housing Tax Credits	MA	$4,479	$8,370

Total		$4,479	$8,370

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2011 to 2014.
The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.
On December 31, 2010, the Company sold two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC and Transamerica Realty Properties, LLC) to Monumental Life Insurance Company (MLIC), an affiliate, for a combined sale price of $252,975. The sale price was based predominantly on the valuations of the properties within each of the entities. This transaction resulted in a realized gain of $24,296.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.
The Company invests in capped floating rate commercial mortgage loans and uses interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.
The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. The Company replicates hybrid fixed to floating treasuries by combining a US Treasury cash component with a forward starting swap which, in effect converts a fixed US Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. At December 31, 2010 and 2009, the Company had replicated assets with a fair value of $1,422,102 and $475,424 and credit default swaps with a fair value of $29,383 and $1,377, respectively. For the year ended December 31, 2010, the Company did not recognize any capital losses related to replication transactions. For the years ended December 31, 2009 and 2008, respectively, the Company recognized $3,088 and $306 in capital losses related to replication transactions.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2010, credit default swaps, used in replicating corporate bonds are as follows:

	Maturity	Maximum Future	Current Fair
Deal, Receive (Pay), Underlying	Date	Payout (Estimate)	Value

3823, SWAP USD0.43/USD0, 023551L@1	12/20/2012	$2,000	$2
3936, SWAP USD0.49/USD0, 031162F@4	6/20/2013	15,000	86
3817, SWAP USD0.6/USD0, 872384A@1	12/20/2012	1,000	4
3815, SWAP USD0.6/USD0, 872384A@1	12/20/2012	3,000	12
3820, SWAP USD0.6/USD0, 872384A@1	12/20/2012	1,000	4
3937, SWAP USD0.85/USD0, 370334F@8	6/20/2013	15,000	219
3938, SWAP USD1.52/USD0, 88732JA@7	6/20/2013	12,000	303
3066, SWAP USD0.41/USD0, 459200F#3	4/15/2041	40,000	285
3818, SWAP USD0.6/USD0, 872384A*3	1/15/2021	1,000	4
3247, SWAP USD0.37/USD0, 12189TA*5	10/15/2014	13,000	33
3249, SWAP USD0.39/USD0, 539830C#4	10/15/2014	17,000	57
3251, SWAP USD0.38/USD0, 666807B#8	10/15/2014	13,000	28
3725, SWAP USD1.261/USD0, 969457E#3	6/15/2019	5,000	(13)
3725, SWAP USD1.261/USD0, 969457E#3	6/15/2019	20,000	(51)
4199, SWAP USD1/USD0, BAE3BZ$01	2/15/2040	20,000	140
4201, SWAP USD1/USD0, 36962G$01	11/15/2018	10,000	(152)
4200, SWAP USD1/USD0, 59156R$01	8/15/2040	10,000	(279)
4203, SWAP USD1/USD0, 38141G$01	5/15/2038	10,000	(93)
4208, SWAP USD1/USD0, 36962G$02	8/15/2040	10,000	(152)
4208, SWAP USD1/USD0, 36962G$02	8/15/2040	10,000	(152)
4233, SWAP USD1/USD0, BAE3BZ$03	5/15/2040	20,000	140
4234, SWAP USD1/USD0, 025816$01	5/15/2040	20,000	215
4235, SWAP USD1/USD0, 36962G$03	5/15/2040	20,000	(304)
4236, SWAP USD1/USD0, 14040E$01	5/15/2040	20,000	186
4237, SWAP USD1/USD0, BAE3BZ$04	5/15/2040	7,500	52
4237, SWAP USD1/USD0, BAE3BZ$04	5/15/2040	12,500	87
4238, SWAP USD1/USD0, 00817Y$01	5/15/2040	7,500	155

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

	Maturity	Maximum Future	Current Fair
Deal, Receive (Pay), Underlying	Date	Payout (Estimate)	Value

4238, SWAP USD1/USD0, 00817Y$01	5/15/2040	$12,500	$259
4239, SWAP USD1/USD0, 91324P$01	2/15/2040	20,000	49
4240, SWAP USD1/USD0, BAE3BZ$05	2/15/2040	20,000	140
4241, SWAP USD1/USD0, 14040E$02	2/15/2040	12,500	116
4241, SWAP USD1/USD0, 14040E$02	2/15/2040	7,500	70
4244, SWAP USD1/USD0, BAE3BZ$06	8/15/2040	20,000	140
4248, SWAP USD1/USD0, BAE3BZ$07	5/15/2030	20,000	140
4250, SWAP USD1/USD0, 02209S$01	11/15/2028	20,000	77
4251, SWAP USD1/USD0, 02209S$02	11/15/2039	9,722	37
4251, SWAP USD1/USD0, 02209S$02	11/15/2039	10,278	40
4252, SWAP USD1/USD0, 29273R$01	11/15/2039	10,000	(150)
4253, SWAP USD1/USD0, 460146$01	11/15/2027	20,000	(163)
4254, SWAP USD1/USD0, 59156R$02	2/15/2040	20,000	(558)
4255, SWAP USD1/USD0, 025816$02	11/15/2039	20,000	215
4256, SWAP USD1/USD0, 02209S$03	5/15/2040	20,000	77
4257, SWAP USD1/USD0, 878742$01	2/15/2040	20,000	(96)
4258, SWAP USD1/USD0, 828807$01	11/15/2039	6,667	16
4258, SWAP USD1/USD0, 828807$01	11/15/2039	13,333	32
4267, SWAP USD1/USD0, 29273R$02	11/15/2039	6,667	(100)
4267, SWAP USD1/USD0, 29273R$02	11/15/2039	13,333	(200)
4268, SWAP USD1/USD0, 14040E$03	8/15/2025	20,000	186
4261, SWAP USD1/USD0, 35671D$01	5/15/2030	20,000	(85)
4262, SWAP USD1/USD0, 59156R$03	11/15/2026	20,000	(558)
4263, SWAP USD1/USD0, 149123$01	8/15/2025	20,000	287
4264, SWAP USD1/USD0, 585055$01	11/15/2026	20,000	418
4265, SWAP USD1/USD0, 00817Y$02	8/15/2040	20,000	414
4266, SWAP USD1/USD0, 91324P$02	2/15/2040	3,529	13
4266, SWAP USD1/USD0, 91324P$02	2/15/2040	16,471	62
4269, SWAP USD1/USD0, 549271$01	5/15/2030	20,000	(162)
4270, SWAP USD1/USD0, 097023$01	8/15/2040	20,000	337
4271, SWAP USD1/USD0, 585055$02	2/15/2040	8,889	186
4271, SWAP USD1/USD0, 585055$02	2/15/2040	11,111	232
4272, SWAP USD1/USD0, 670346$01	2/15/2040	20,000	207
4273, SWAP USD1/USD0, 61166W$01	11/15/2039	20,000	443
4278, SWAP USD1/USD0, 38141G$03	5/15/2040	8,095	(89)
4278, SWAP USD1/USD0, 38141G$03	5/15/2040	11,905	(131)

		$898,000	$2,722

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company issues products providing the customer a return based on various global equity market indices. The Company uses global futures contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded to unassigned surplus in the financial statements. The Company did not recognize any income from options contracts for the year ended December 31, 2010. The Company recognized income from options contracts in the amount of $1,534 for the year ended December 31, 2009. The Company did not recognize any income from options contracts for the year ended December 31, 2008.
The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. When rates are below the Company’s target rate, the Company will sell put options on the forward starting swaps of which they would like to enter into. The option will be considered an income generation transaction. Since the underlying is a derivative, the option will be marked to market with the offset through surplus and the premium received for the written option will be deferred during the option period. If the option is exercised, the premium will adjust the forward starting swap’s acquisition cost. The forward starting swap will be then accounted for as follows. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life. At December 31, 2010, the Company had written options with a fair value of $(462) and average fair value for the year of $(425). The Company had no realized gains or losses for the year ended December 31, 2010 related to these options.
The Company holds some credit default swaps linked to a collateralized debt obligation structure. The Company was put into these swaps as a result of market events on a liquidity facility it had entered and does not intend to enter similar transactions in this current form. Under this transaction the Company receives a fee in exchange for providing credit protection if the underlying CDO structure incurs losses greater than its supporting collateral. The fee will be recorded in investment income. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus. At December 31, 2010, the Company had credit default swaps linked to collateralized debt obligations with a fair value of $(4,600) and average fair value for the year of $(4,600).

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings of ‘A’ or better. At December 31, 2010 and 2009, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $822,271 and $656,501, respectively.
The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2010 and 2009, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $555,186 and $757,479, respectively.
The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 22 years. The Company hedges the variability in future cash flows from expected future investment purchases due to changes in interest rates through the use of forward starting interest rate swaps. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. At December 31, 2010 and 2009, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2010, the Company has accumulated deferred gains in the amount of $89,357 related to the termination of forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.
Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2010 and 2009, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2010	2009

Interest rate and currency swaps:
Receive floating — pay floating	$2,038,837	$2,129,869
Receive fixed — pay floating	12,288,402	10,548,640
Receive floating — pay fixed	4,848,678	5,856,796
Receive fixed — pay fixed	129,098	236,005
Interest rate cap agreements	10,250	1,605,000
Interest rate floor agreements	—	64,000
The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains (losses) since they are effectively settled daily through the variation account. The Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $(120,396), $(180,328) and $119,833 for the years ended December 31, 2010, 2009 and 2008, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Open futures contracts at December 31, 2010 and 2009, were as follows:

			Opening	Year-End
			Market	Market
Long/Short	Number of Contracts	Contract Type	Value	Value

December 31, 2010
Short	(1,190)	S&P 500 March 2011 Futures	$(366,683)	$(372,767)
Long	4,950	US Ultra Bond March 2011 Futures	646,816	629,095

		Opening	Year-End
		Market	Market
Number of Contracts	Contract Type	Value	Value

December 31, 2009
1,074	S&P 500 March 2010 Futures	$297,468	$298,223
For the years ended December 31, 2010 and 2009, the Company has recorded $(22,972) and $(73,133), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains and losses during 2010 and 2009 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.
At December 31, 2010 and 2009, investments with an aggregate carrying value of $44,885,204 and $44,519,346, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities, as required by statute.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.
Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2010	2009	2008

Direct premiums	$10,763,441	$12,709,931	$13,309,443
Reinsurance assumed — non affiliates	1,652,588	1,612,150	1,515,095
Reinsurance assumed — affiliates	427,231	196,638	296,438
Reinsurance ceded — non affiliates	(1,042,739)	(1,130,902)	(1,101,435)
Reinsurance ceded — affiliates	(2,635,402)	(5,287,685)	(6,501,597)

Net premiums earned	$9,165,119	$8,100,132	$7,517,944

The Company received reinsurance recoveries in the amount of $2,580,994, $2,360,201 and $2,166,604 during 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $429,355 and $464,122, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2010 and 2009 of $38,345,117 and $37,294,459, respectively.
The net amount of the reduction in surplus at December 31, 2010 and 2009, if all reinsurance agreements were cancelled, is $18,827 and $28,937, respectively.
At December 31, 2010, the Company did not enter into any new reinsurance agreements in which a reserve credit was taken. At December 31, 2009, the amount of reinsurance credits, whether an asset or a reduction of liability, taken for new agreements or amendments was $3,383,308.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Effective December 31, 2010, the Company entered into a reinsurance agreement with Western Reserve Life Assurance Co. of Ohio (WRL), an affiliate, to assume on a 100% quota share basis a block of variable universal life business on a modified coinsurance basis. Reserves on the block were $1,013,110, with assets backing the block comprised of $853,669 of separate account assets and $159,441 of general account assets. The Company paid consideration of $193,000, resulting in a pre-tax loss of $193,000 which was included in the statement of operations.
Effective June 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company ceded group annuity policies to Transamerica Financial Life Insurance Company (TFLIC), an affiliate. Reserves of $68,683 were ceded and assets in the amount of $92,931 were transferred. This transaction resulted in a net pre-tax loss to the Company of $24,248, which has been reflected in the statement of operations, as this transaction was deemed economic.
Effective April 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company assumed term life policies from TFLIC. Life and claim reserves of $38,023 and $7,558, respectively, and other assets of $5,538 were assumed by the Company. The Company received consideration of $5,106. This transaction resulted in a net pre-tax loss to the Company of $34,936, which has been reclassified to the balance sheet and presented as goodwill, as this transaction was deemed economic. The goodwill will be amortized into operations over the period in which the Company benefits economically, not to exceed 10 years. Amortization of goodwill for the year was $899.
Effective December 31, 2008, the Company ceded certain term life business to Transamerica Pacific Life Insurance Company (TPIC, formally known as CGC Life Insurance Company (CGC)), an affiliate, on a funds withheld basis. Life and claim reserves of $505,004 and $6,874, respectively were released and the Company established other reserves of $28,680. The net pre-tax gain of $483,198 ($314,079 net of tax) resulting from this transaction was credited directly to unassigned surplus. During the first quarter of 2010 and during 2009, the Company amortized $10,721 and $17,577, respectively, on a pre-tax basis ($6,969 and $11,425, respectively, after-tax) of this gain back into earnings. Effective April 1, 2010, the Company recaptured these term life insurance policies from TPIC. Life and claim reserves of $484,646 and $3,108, respectively, were assumed along with other net assets of $24,933, resulting in a pre-tax loss of $462,821 which was recognized in the statement of operations. With the recapture of this business, the previously deferred gain associated with the original July 1, 2009 cession to TPIC was released into the statement of operations in the amount of $454,900 ($295,685 after-tax).

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Subsequent to the recapture and also effective April 1, 2010, the Company entered into an indemnity reinsurance agreement to cede the same block of term life insurance policies to MLIC, an affiliate, on a coinsurance basis. The Company released life and claim reserves of $484,646 and $3,108, respectively, and other net assets of $24,933, resulting in a net pre-tax gain of $462,821 ($300,833 net of tax), which was deferred directly into unassigned surplus. During 2010, the Company has amortized $11,200 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.
Effective January 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company assumed term life policies from TFLIC. Life and claim reserves of $18,822 and $446, respectively, were assumed, and the Company received consideration of $791. This transaction resulted in a net pre-tax loss to the Company of $18,477, which has been reclassified to the balance sheet and presented as goodwill, as this transaction was deemed economic. The goodwill will be amortized into operations over the period in which the Company benefits economically, not to exceed 10 years. Amortization of the goodwill for the year was $1,752.
Effective January 1, 2010, the Company entered into an assumption reinsurance agreement in which the Company ceded accident and health policies to TFLIC. Claim reserves of $2,357 and other liabilities of $9,761 were ceded by the Company, with $12,118 consideration paid, having no impact on the Company’s net income.
Effective July 1, 2009, and concurrent with the merger of CGC into TPIC, the Company recaptured universal life business secondary guarantee reserves previously ceded to CGC, an affiliate. As a result, a pre-tax loss of $129,005 was included in the statement of operations. The remaining unamortized gain on a pre-tax basis that resulted from the initial ceding transaction to CGC that had been credited directly to unassigned surplus was released into earnings in the amount of $82,288.
Subsequently, effective July 1, 2009, the Company ceded the same block of universal life business plus additional universal life policies (2009 new issues) to TPIC under a coinsurance agreement. The pre-tax gain of $184,918 resulting from this transaction was credited directly to unassigned surplus.
Also effective July 1, 2009, the Company ceded certain term life business to TPIC on a coinsurance basis. The net pre-tax gain of approximately $36,489 resulting from this transaction was credited directly to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Also effective July 1, 2009, the Company amended a reinsurance agreement with TPIC to change a term agreement from a coinsurance funds withheld treaty to a straight coinsurance treaty. Assets of $58,394 were transferred to TPIC, and the Company released the funds withheld liability of a like amount. There was no earnings impact of this treaty amendment.
The Company entered into an indemnity reinsurance agreement with MLIC, an affiliate, effective July 1, 2009 in which the Company agreed to cede on a coinsurance basis fixed deferred annuities issued under selected plans. The initial consideration paid was $3,474,331, the initial ceding allowance received was $13,677 and reserves ceded were $3,474,331. In addition, an interest maintenance reserve of $15,469 was transferred to MLIC, resulting in a pre-tax gain of $29,146 on the transaction, which was credited directly to unassigned surplus. During 2010 and 2009, the Company amortized $3,765 and $1,895, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.
Effective June 30, 2009, the Company entered into an indemnity reinsurance agreement with Global Preferred Re Limited, an affiliate, to cede on a 90% quota share basis the net liabilities associated with certain of the Company’s deferred fixed annuity products issued on or after April 1, 2009 on a coinsurance funds withheld basis.
Effective January 1, 2009, the Company terminated and recaptured a block of US credit life and credit disability business that had been reinsured from LIICA, which merged into the Company effective October 2, 2008, to an affiliate, Canadian Premier Life insurance Company (CPLIC). The Company paid CPLIC a recapture fee of $2,564. In addition, the unamortized pre-tax gain held by the Company in unassigned surplus resulting from the original insurance transaction was released into income in the amount of $2,910 ($1,892 on a net of tax basis).
Effective December 31, 2008, the Company recaptured term life business previously ceded to Transamerica International Re (Ireland) Ltd. (TIRI), and Transamerica International Re (Bermuda) Ltd (TIRe) both affiliates. The Company received recapture consideration of $120,476, recorded net assets of $33,804, and recaptured reserves of $856,239 and $53,085 for life and claim reserves, with respect to the recapture from TIRI. The Company received recapture consideration of $25,563, recorded net assets of $5,088, and recaptured reserves of $167,004 and $4,821 for life and claim reserves, with respect to the recapture from TIRe. The Company incurred a statutory loss on the recapture from TIRI in the amount of $755,044 and a statutory loss on the recapture from TIRe in the amount of $141,174. As a result, a pre-tax loss of $896,218 was included in the statement of operations.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Subsequently, effective December 31, 2008, the Company ceded term life business to CGC. The Company paid initial consideration of $146,039, released life and claim reserves of $1,023,243 and $57,906 respectively, and established other net liabilities of $38,892. The net pre-tax gain of $896,218 resulting from this transaction was credited directly to unassigned surplus. During 2010, the Company amortized $34,739 ($22,580 after-tax) into earnings with a corresponding charge to unassigned surplus.
The Company has entered into an indemnity reinsurance agreement effective December 31, 2008, with TIRe to cede on a 100% quota share basis the net liabilities associated with certain of the Company’s variable annuity products on a coinsurance and modified coinsurance basis. The Company ceded reserves on a coinsurance basis of $872,822 and ceded premium of a like amount, paid consideration of $223,608 and established a funds withheld liability of $1,096,431. The pre-tax loss of $223,608 ($145,345 on a net of tax basis) is included in the statement of operations. The Company ceded general account and separate account reserves on a modified coinsurance basis of $284,780 and $7,248,603, respectively. An initial reinsurance premium equal to the reserves ceded was recorded, resulting in no gain or loss on the modified coinsurance portion on this transaction.
Effective October 1, 2008 the Company recaptured various guaranteed minimum death benefit (GMDB) riders included in certain of its variable annuity contracts that were previously ceded to TIRe under a 2001 reinsurance agreement. The Company released a funds withheld liability of $40,133 associated with this business and received recapture consideration of $45,038. Reserves recaptured included $100,672 of GMDB reserves and $15,099 of claim reserves. The resulting pre-tax loss of $30,600 was included in the statement of operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $16,521 ($10,739 net of tax). Prior to this transaction, the Company had amortized $3,812 on a pre-tax basis ($2,478 on a net of tax basis) into earnings for 2008, with a corresponding charge to unassigned surplus.
Effective December 31, 2008, the Company recaptured term life business previously ceded to TIRI on a funds withheld basis under a 2001 reinsurance agreement. The Company released the funds withheld liability of $38,603, recorded net assets of $5,036 and recaptured reserves of $288,498 and $7,065 for life and claim reserves, respectively. As a result, a pre-tax loss of $251,924 was included in the statement of operations. The gain that resulted from the initial ceding transaction to TIRI that had been credited directly to unassigned surplus was released into earnings in the amount of $221.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Subsequently, effective December 31, 2008, the Company ceded term life business on a funds withheld basis to CGC. Life and claim reserves of $288,498 and $7,065, respectively, were released and the Company established a funds withheld liability of $38,603 and established other net liabilities of $5,036. The net pre-tax gain of $251,924 resulting from this transaction was credited directly to unassigned surplus. During 2009, the Company amortized $11,425 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.
Also effective December 31, 2008, the Company ceded certain term life business to CGC on a funds withheld basis. Life and claim reserves of $587,293 and $6,874, respectively, were released and the Company established other reserves of $28,680. The net pre-tax gain of $565,487 resulting from this transaction was credited directly to unassigned surplus.
The Company entered into an assumption reinsurance agreement with MLIC effective September 30, 2008. The Company was the issuer of a series of corporate-owned life insurance policies issued to LIICA. The assumption reinsurance transaction resulted in the Company novating all liabilities arising under these policies to MLIC. The Company ceded reserves of $138,025 and paid consideration of $125,828. The Company recorded a liability of $12,197 within the remittances line related to this transaction. The Company amortized $1,019 and $1,201 of the liability in 2010 and 2009, respectively.
The Company entered into a stop loss reinsurance agreement with Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate, to cede an in force block of universal life business effective July 1, 2008. Reinsurance premiums paid of $70,728 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $15. The net of tax loss of $10 was included in the statement of operations.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
The Company entered into an assumption reinsurance agreement with CPLIC, effective July 1, 2008. This transaction resulted in CPLIC assuming all in force policies and certificates from the Canadian branch of the Company, along with all of the assets and liabilities related to these policies and all capital supporting this business. Subsequent to this assumption reinsurance transaction, the Company withdrew its license in Canada and therefore considered this transaction an economic transaction. The Company received a ceding commission of $11,460, which resulted in a pre-tax gain. Below is a summary of the net policyholder liabilities and assets transferred effective July 1, 2008:

Invested assets/cash transferred	$(52,859)
Ceded reserves	64,882
Due premiums	(2,920)
Due comp liability	1,007
Retro accruals	1,350

Pre-tax net income impact	$11,460

The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective May 1, 2008 in which the Company agreed to cede certain single premium deferred annuities on a coinsurance basis. The initial consideration paid was $446,522, the initial ceding allowance received was $18,263, and reserves ceded were $446,522, resulting in a pre-tax gain of $18,263. The net of tax gain of $11,871 was credited directly to unassigned surplus. The Company amortized $1,406, $2,466 and $1,410 on a net of tax basis into earnings during 2010, 2009 and 2008, respectively, with a corresponding charge to unassigned surplus.
The Company entered into a stop loss reinsurance agreement with TLIB to cede an in force block of universal life business effective January 1, 2008. Reinsurance premiums paid of $3,267,950 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $603. The net of tax loss of $392 was included in the statement of operations.
During 2010, 2009 and 2008, the Company amortized deferred gains from reinsurance transactions occurring prior to 2008 of $23,577, $20,240 and $109,704, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the business issued from TOLIC’s branch in Hong Kong. TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet. As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years. Goodwill in the amount of $8,335, $8,642 and $8,954 was amortized during 2010, 2009 and 2008, respectively, related to this transaction. TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.
During 2001, TOLIC novated certain traditional life insurance contracts to TFLIC, an affiliate of the Company, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. TOLIC recorded a deferred liability of $14,334 as a result of this transaction, which has been fully amortized at December 31, 2010. The accretion of the deferred liability was $1,433 for 2010, 2009 and 2008.
The Company reports a reinsurance deposit receivable of $146,715 and $137,437 as of December 31, 2010 and 2009, respectively. In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.
During 2010, 2009 and 2008, the Company obtained letters of credit of $804,032, $727,996 and $716,918, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes
The net deferred income tax asset at December 31, 2010 and 2009 and the change from the prior year are comprised of the following components:

		December 31, 2010
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,092,703	$450,875	$1,543,578
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,092,703	450,875	1,543,578
Deferred Tax Liabilities	340,498	153,083	493,581

Subtotal (Net Deferred Tax Assets)	752,205	297,792	1,049,997
Deferred Tax Assets Nonadmitted	257,589	—	257,589

Net Admitted Deferred Tax Assets	$494,616	$297,792	$792,408

		December 31, 2009
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,162,628	$636,817	$1,799,445
Statutory Valuation Allowance Adjustment	—	(81,188)	(81,188)

Adjusted Gross Deferred Tax Assets	1,162,628	555,629	1,718,257
Deferred Tax Liabilities	184,653	339,404	524,057

Subtotal (Net Deferred Tax Assets)	977,975	216,225	1,194,200
Deferred Tax Assets Nonadmitted	535,652	8,992	544,644

Net Admitted Deferred Tax Assets	$442,323	$207,233	$649,556

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(69,925)	$(185,942)	$(255,867)
Statutory Valuation Allowance Adjustment	—	81,188	81,188

Adjusted Gross Deferred Tax Assets	(69,925)	(104,754)	(174,679)
Deferred Tax Liabilities	155,845	(186,321)	(30,476)

Subtotal (Net Deferred Tax Assets)	(225,770)	81,567	(144,203)
Deferred Tax Assets Nonadmitted	(278,063)	(8,992)	(287,055)

Net Admitted Deferred Tax Assets	$52,293	$90,559	$142,852

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2010	2009	Change

Ordinary
Discounting of unpaid losses	$2,515	$—	$2,515
Policyholder reserves	300,047	286,552	13,495
Investments	71,214	30,231	40,983
Deferred acquisition costs	578,542	590,614	(12,072)
Compensation and benefits accrual	28,548	31,513	(2,965)
Receivables — nonadmitted	26,307	30,149	(3,842)
Tax credit carry-forward	—	112,480	(112,480)
Corporate Provision	44,634	25,163	19,471
Other (including items <5% of ordinary tax assets)	40,896	55,926	(15,030)

Subtotal	1,092,703	1,162,628	(69,925)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	257,589	535,651	(278,062)

Admitted ordinary deferred tax assets	835,114	626,977	208,137

Capital:
Investments	450,875	636,816	(185,941)
Other (including items <5% of total total capital tax assets)	—	—	—

Subtotal	450,875	636,816	(185,941)

Statutory valuation allowance adjustment	—	81,188	(81,188)
Nonadmitted	—	8,992	(8,992)

Admitted capital deferred tax assets	450,875	546,636	(95,761)

Admitted deferred tax assets	$1,285,989	$1,173,613	$112,376

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)

	Year Ended December 31
	2010	2009	Change

Deferred Tax Liabilities:
Ordinary
Investments	$118,738	$126,913	$(8,175)
§807(f) adjustment	71,810	46,221	25,589
Separate account adjustments	—	—	—
Other (including items <5% of total ordinary tax liabilities)	10,171	11,519	(1,348)

Subtotal	200,719	184,653	16,066
Capital
Investments	278,967	339,404	(60,437)
Separate account adjustments	—	—	—
Other (including items <5% of total capital tax liabilities)	13,895	—	13,895

Subtotal	292,862	339,404	(46,542)

Deferred tax liabilities	493,581	524,057	(30,476)

Net deferred tax assets/liabilities	$792,408	$649,556	$142,852

The Company did not report a valuation allowance for deferred income taxes as of December 31, 2010. The valuation allowance for deferred tax assets as of December 31, 2009 was $81,188. The valuation allowance is primarily related to deferred tax assets of a capital character that in the judgment of management, are not more likely than not to be realized.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
As discussed in Note 1, the Company has elected to admit deferred tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2010 and 2009 reporting periods. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

		December 31, 2010
	Ordinary	Capital	Total

Admission Calculation Componentsc SSAP No. 10R, Paragraphs 10.a., 10.b.,and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$140,068	$95,031	$235,099
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and 10.b.ii. below)	—	2,386	2,386
SSAP No. 10R, Paragraph 10.b.i.	—	2,386	2,386
SSAP No. 10R, Paragraph 10.b.ii.	—	457,414	457,414
SSAP No. 10R, Paragraph 10.c.	200,719	292,862	493,581

Total	$340,787	$390,279	$731,066

Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$52,010	$196,472	$248,482
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	442,606	101,320	543,926
SSAP No. 10R, Paragraph 10.e.ii.a.	442,606	101,320	543,926
SSAP No. 10R, Paragraph 10.e.ii.b.	558,314	127,807	686,121
SSAP No. 10R, Paragraph 10.e.iii.	340,498	153,083	493,581

Total	$835,114	$450,875	$1,285,989

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)

		December 31, 2009
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b.,and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$70,812	$6,281	$77,093
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and 10.b.ii. below)	166,410	110,793	277,203
SSAP No. 10R, Paragraph 10.b.i.	166,410	110,793	277,203
SSAP No. 10R, Paragraph 10.b.ii.	229,106	152,536	381,642
SSAP No. 10R, Paragraph 10.c.	184,653	339,404	524,057

Total	$421,875	$456,478	$878,353

Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$70,812	$6,281	$77,093
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	371,512	200,951	572,463
SSAP No. 10R, Paragraph 10.e.ii.a.	371,512	200,951	572,463
SSAP No. 10R, Paragraph 10.e.ii.b.	371,512	200,951	572,463
SSAP No. 10R, Paragraph 10.e.iii.	184,653	339,404	524,057

Total	$626,977	$546,636	$1,173,613

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)

		Change
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b.,and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$69,256	$88,750	$158,006
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and 10.b.ii. below)	(166,410)	(108,407)	(274,817)
SSAP No. 10R, Paragraph 10.b.i.	(166,410)	(108,407)	(274,817)
SSAP No. 10R, Paragraph 10.b.ii.	(229,106)	304,878	75,772
SSAP No. 10R, Paragraph 10.c.	16,066	(46,542)	(30,476)

Total	$(81,088)	$(66,199)	$(147,287)

Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$(18,802)	$190,191	$171,389
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	71,094	(99,631)	(28,537)
SSAP No. 10R, Paragraph 10.e.ii.a.	71,094	(99,631)	(28,537)
SSAP No. 10R, Paragraph 10.e.ii.b.	186,802	(73,144)	113,658
SSAP No. 10R, Paragraph 10.e.iii.	155,845	(186,321)	(30,476)

Total	$208,137	$(95,761)	$112,376

•	10.a. — Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year

•	10.b.i. — Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year

•	10.b.ii. — 10% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.c. — Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs

•	10.d. — If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

•	10.e.i. — Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

•	10.e.ii.(a) — Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years

•	10.e.ii.(b) — 15% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.e.iii. — Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
Total increased admitted adjusted gross DTA’s as the result of the application of paragraph 10.e. SSAP No. 10R:

		December 31, 2010
	Ordinary	Capital	Total

Total increased admitted deferred tax asset	$494,327	$60,596	$554,923

		December 31, 2009
	Ordinary	Capital	Total

Total increased admitted deferred tax asset	$205,102	$90,158	$295,260

		Change
	Ordinary	Capital	Total

Total increased admitted deferred tax asset	$289,225	$(29,562)	$259,663

Used in SSAP No. 10R, paragraph 10.d.:

	December 31, 2010
	Ordinary	Capital	Total

Total Adjusted Capital	XXX	XXX	4,667,170
Authorized Control Level	XXX	XXX	636,411

	December 31, 2009
	Ordinary	Capital	Total

Total Adjusted Capital	XXX	XXX	5,600,252
Authorized Control Level	XXX	XXX	678,529

		Change
	Ordinary	Capital	Total

Total Adjusted Capital	XXX	XXX	(933,082)
Authorized Control Level	XXX	XXX	(42,118)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)

		December 31, 2010
	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$340,787	$390,279	$731,066
Admitted Assets	XXX	XXX	106,331,752
Adjusted Statutory Surplus*	XXX	XXX	3,743,200
Total Adjusted Capital from DTAs	XXX	XXX	4,667,170

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$494,327	$60,596	$554,923
Admitted Assets	494,327	60,596	554,923
Statutory Surplus	494,327	60,596	554,923

		December 31, 2009
	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$421,875	$456,478	$878,353
Admitted Assets	XXX	XXX	101,159,928
Adjusted Statutory Surplus*	XXX	XXX	4,731,565
Total Adjusted Capital from DTAs	XXX	XXX	5,600,252

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$205,102	$90,158	$295,260
Admitted Assets	205,102	90,158	295,260
Statutory Surplus	205,102	90,158	295,260

		Change
	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$(81,088)	$(66,199)	$(147,287)
Admitted Assets	XXX	XXX	5,171,824
Adjusted Statutory Surplus*	XXX	XXX	(988,365)
Total Adjusted Capital from DTAs	XXX	XXX	(933,082)

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$289,225	$(29,562)	$259,663
Admitted Assets	289,225	(29,562)	259,663
Statutory Surplus	289,225	(29,562)	259,663

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, paragraph 10.b.ii.

•	XXX denotes breakout between ordinary and capital is not applicable to this information.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
The impact of tax planning strategies at December 31, 2010 was as follows:

	December 31, 2010
	Ordinary	Capital
	Percent	Percent	Total Percent

Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	7%	7%	14%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	14%	13%	27%

Current year income taxes incurred consist of the following major components:

	Year Ended December 31
	2010	2009	Change

Current Income Tax

Federal	$(268,109)	$(104,925)	$(163,184)
Foreign	(2,119)	(17)	(2,102)

Subtotal	(270,228)	(104,942)	(165,286)

Federal income tax on net capital gains	450,184	(235,951)	686,135
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$179,956	$(340,893)	$520,849

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2010	2009	2008

Current income taxes incurred	$179,956	$(340,893)	$(151,595)

Change in deferred income taxes (without tax on unrealized gains and losses)	126,689	251,128	208,565

Total income tax reported	$306,645	$(89,765)	$56,970

Income before taxes	$1,443,732	$(523,918)	$(824,446)
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$505,306	$(183,371)	$(288,556)

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(27,413)	(23,617)	(19,749)
Tax credits	(57,815)	(61,814)	(82,095)
Tax-exempt income	(90)	(605)	(681)
Tax adjustment for IMR	(1,513)	(1,213)	(10,260)
Surplus adjustment for in-force ceded	(22,522)	25,009	336,881
Nondeductible expenses	3,213	3,626	2,717
Deferred tax benefit on other items in surplus	35,989	14,424	134,480
Provision to return	(5,730)	(25,350)	(2,188)
Life-owned life insurance	(3,741)	(4,051)	(3,955)
Dividends from certain foreign corporations	374	448	805
Statutory valuation allowance	(81,188)	81,188	—
Prior period adjustment	(57,775)	68,049	5,799
Intercompany dividends	(11,620)	(256)	—
Pretax income of Single Member Limited Liability Companies (SMLLC’s)	32,281	16,027	—
Partnership permanent adjustment	2,402	2,526	—
Other	(3,513)	(785)	(16,228)

Total income tax reported	$306,645	$(89,765)	$56,970

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2010.
As of December 31, 2010, the Company has no tax credit carryforwards. The Company had tax credit carryforwards at December 31, 2009 of $112,480. As of December 31, 2010 and 2009, the Company had no operating loss or capital loss carryforwards available for tax purposes.
The Company incurred income taxes of $248,482 and $146 during 2010 and 2008, respectively, which will be available for recoupment in the event of future net losses. The Company did not incur income taxes during 2009 which will be available for recoupment in the event of future net losses.
The amount of tax contingencies calculated for the Company as of December 31, 2010 and 2009 is $44,265 and $73,038, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $44,265. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the years ending December 31, 2010, 2009 and 2008 is $12,048, $5,088 and $4,111, respectively. The total interest payable balance as of December 31, 2010 and 2009 is $9,830 and $21,878, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.
The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. An examination is currently underway for the years 2007 and 2008.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes
Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.06% and 0.07% of ordinary life insurance in force at December 31, 2010 and 2009, respectively.
For the years ended December 31, 2010, 2009 and 2008, premiums for life participating policies were $18,274, $21,721 and $18,433, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $10,074, $11,010 and $12,165 to policyholders during 2010, 2009 and 2008, respectively, and did not allocate any additional income to such policyholders.
A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31		December 31
	2010		2009
	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal
With fair value adjustment	$2,074,251	3%	$2,362,527	3%
At book value less surrender charge of 5% or more	11,051,155	15	12,077,452	17
At fair value	30,171,132	41	24,823,739	35

Total with adjustment or at fair value	43,296,538	59	39,263,718	55
At book value without adjustment (with minimal or no charges or adjustments)	13,913,541	19	13,767,281	19
Not subject to discretionary withdrawal	16,081,041	22	18,345,290	26

Total annuity reserves and deposit fund liabilities — before reinsurance	73,291,120	100%	71,376,289	100%

Less reinsurance ceded	18,062,445		18,657,485

Net annuity reserves and deposit fund liabilities	$55,228,675		$52,718,804

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
Included in the liability for deposit-type contracts at December 31, 2010 and 2009 are $413,274 and $468,917, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders.
At December 31, 2010, the contractual maturities were as follows:

Year	Amount

2011	$125,606
2012	54,233
2013	—
2014	233,434
2015	—
Thereafter	—
The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC. The liabilities assumed are $1,896,737 and $2,702,888 at December 31, 2010 and 2009, respectively.
Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.
Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
Information regarding the separate accounts of the Company as of and for the years ended December 31, 2010, 2009 and 2008 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2010	$—	$14,373	$12,735	$6,368,599	$6,395,707

Reserves for separate accounts as of December 31, 2010 with assets at:
Fair value	$—	$18,416	$45,818	$35,632,948	$35,697,182
Amortized cost	—	589,789	—	—	589,789

Total as of December 31, 2010	$—	$608,205	$45,818	$35,632,948	$36,286,971

Reserves for separate accounts by withdrawal characteristics as of December 31, 2010:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$80,801	$—	$—	$80,801
At fair value	—	—	—	35,595,332	35,595,332
At book value without fair value adjustment and with current surrender charge of less than 5%	—	508,989	—	—	508,989

Subtotal	—	589,790	—	35,595,332	36,185,122
Not subject to discretionary withdrawal	—	18,415	45,818	37,616	101,849

Total separate account liabilities at December 31, 2010	$—	$608,205	$45,818	$35,632,948	$36,286,971

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2009	$—	$25,111	$11,535	$4,277,875	$4,314,521

Reserves for separate accounts as of December 31, 2009 with assets at:
Fair value	$—	$23,701	$43,846	$30,630,714	$30,698,261
Amortized cost	—	564,835	—	—	564,835

Total as of December 31, 2009	$—	$588,536	$43,846	$30,630,714	$31,263,096

Reserves for separate accounts by withdrawal characteristics as of December 31, 2009:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$76,570	$—	$—	$76,570
At fair value	—	—	—	30,630,714	30,630,714
At book value without fair value adjustment and with current surrender charge of less than 5%	—	488,265	—	—	488,265

Subtotal	—	564,835	—	30,630,714	31,195,549
Not subject to discretionary withdrawal	—	23,701	43,846	—	67,547

Total separate account liabilities at December 31, 2009	$—	$588,536	$43,846	$30,630,714	$31,263,096

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2008	$—	$63,549	$36,534	$4,145,459	$4,245,542

Reserves for separate accounts as of December 31, 2008 with assets at:
Fair value	$—	$32,841	$351,543	$23,812,058	$24,196,442
Amortized cost	—	548,144	—	—	548,144

Total as of December 31, 2008	$—	$580,985	$351,543	$23,812,058	$24,744,586

Reserves for separate accounts by withdrawal characteristics as of December 31, 2008:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$61,733	$—	$—	$61,733
At fair value	—	—	—	23,812,058	23,812,058
At book value without fair value adjustment and with current surrender charge of less than 5%	—	486,411	—	—	486,411

Subtotal	—	548,144	—	23,812,058	24,360,202
Not subject to discretionary withdrawal	—	32,841	351,543	—	384,384

Total separate account liabilities at December 31, 2008	$—	$580,985	$351,543	$23,812,058	$24,744,586

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2010	2009	2008

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$6,369,429	$4,414,472	$4,199,455
Transfers from separate accounts	(4,622,672)	(2,297,193)	(3,658,761)

Net transfers to separate accounts	1,746,757	2,117,279	540,694
Miscellaneous reconciling adjustments	(82,626)	(270)	(11,259)

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$1,664,131	$2,117,009	$529,435

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2010 and 2009, the Company’s separate account statement included legally insulated assets of $38,370,952 and $33,205,532, respectively. The assets legally insulated from general account claims at December 31, 2010 are attributed to the following products:

Legally
Insulated
Product	Assets

Group annuities	$12,233,633
Variable annuities	18,848,339
Fixed universal life	555,267
Variable universal life	6,472,224
Variable life	173,383
Modified separate accounts	88,106

Total separate account assets	$38,370,952

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $1,954,169. To compensate the general account for the risk taken, the separate account paid risk charges of $107,662 to the general account in 2010. As of December 31, 2010, the general account of the Company had paid $76,405 toward separate account guarantees.
The Company reported guaranteed separate account assets at amortized cost in the amount of $68,840 based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $71,653 at December 31, 2010, which would have resulted in an unrealized gain of $2,813 had these assets been reported at fair value.
The Company reported additional separate account assets at amortized cost in the amount of $505,926 due to a practice prescribed by the State of Iowa, as discussed in Note 2. These assets had a fair value of $528,910 at December 31, 2010, which would have resulted in an unrealized gain of $22,984 had these assets been reported at fair value.
The Company does not participate in securities lending transactions within the separate account.
Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA). The Company reported an increase in reserves and a decrease in net income of $17,571 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.
To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
At December 31, 2010 and 2009, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

	Subjected		Reinsurance
	Account	Amount of	Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit

December 31, 2010
Minimum guaranteed death benefit	$9,490,182	$1,177,396	$864,478
Minimum guaranteed income benefit	5,577,295	849,211	800,705
Guaranteed premium accumulation fund	136,292	10,717	—
Minimum guaranteed withdrawal benefit	9,433,267	960	960

December 31, 2009
Minimum guaranteed death benefit	$9,406,064	$1,253,807	$918,570
Minimum guaranteed income benefit	5,504,688	892,435	830,185
Guaranteed premium accumulation fund	63,644	8,388	—
Minimum guaranteed withdrawal benefit	6,431,653	56,028	40,560
Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2010 and 2009, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net

December 31, 2010
Life and annuity:
Ordinary first-year business	$14,252	$479	$13,773
Ordinary renewal business	482,857	7,405	475,452
Group life direct business	9,163	2,132	7,031
Credit life business	(8,524)	—	(8,524)
Reinsurance ceded	(288,150)	—	(288,150)

	209,598	10,016	199,582
Accident and health	24,304	—	24,304

	$233,902	$10,016	$223,886

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)

	Gross	Loading	Net

December 31, 2009
Life and annuity:
Ordinary first-year business	$12,260	$325	$11,935
Ordinary renewal business	528,884	12,610	516,274
Group life direct business	15,896	2,309	13,587
Credit life business	(12,865)	—	(12,865)
Reinsurance ceded	(264,249)	—	(264,249)

	279,926	15,244	264,682
Accident and health	15,520	—	15,520

	$295,446	$15,244	$280,202

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2010 and 2009, the Company had insurance in force aggregating $465,525,557 and $361,829,973, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $907,228 and $675,762 to cover these deficiencies at December 31, 2010 and 2009, respectively.
For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.
9. Capital and Surplus
The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2011, without the prior approval of insurance regulatory authorities, is $474,517.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
9. Capital and Surplus (continued)
Prior to merging into the Company during 2009, IFLIC was partially owned by unaffiliated participating common shareholders. At December 31, 2008, IFLIC had 3,000 participating common shares authorized and 1,500 shares issued and outstanding. Participating shareholders’ surplus is segregated from unassigned surplus on the balance sheet to disclose the surplus required by mandatory participating voting common stock redemption provisions of the Company bylaws. At December 31, 2008, IFLIC had Participating shareholders’ surplus of $378. Participating common shareholders were redeemed for cash consideration of $421 during 2009 prior to the merger of IFLIC into the Company, resulting in a reduction of common stock and additional paid-in capital of $2 each and a reduction of unassigned surplus of $417.
On December 30, 2009, the Company received a capital contribution of $500,000 from its parent company.
The Company paid a common stock dividend of $1,260,830 to its common stock shareholder, TIHI on December 23, 2010. The Company paid preferred stock dividends of $36,260 and $102,910 to its preferred stock shareholders, AEGON and Transamerica, respectively, on December 23, 2010.
The Company paid a dividend to its parent company of $10,031 in the form of 1,000 shares of stock of TPIC on June 25, 2009.
On December 31, 2008, the Company received a contribution of $9,300 from its parent company in the form of 1,000 shares of TPIC. Prior to the merger of LIICA into the Company, LIICA received a capital contribution from its parent, AEGON of $408,438 on June 2, 2008. On June 3, 2008, LIICA repurchased 504,033 of its Series A preferred shares for $392,000 from AEGON. Net impact to gross paid-in and contributed surplus for the Company was $16,438. The Company received a capital contribution of $481,500 from its parent company, TIHI, on December 30, 2008.
The Company paid a common stock dividend of $268,580 to its common stock shareholder, TIHI, on December 29, 2008.
The Company paid preferred stock dividends of $18,750 and $12,670 to its preferred stock shareholders, AEGON and Transamerica, respectively, on December 29, 2008. Prior to its merger with the Company, in conjunction with the redemption of its 504,033 shares of its Series A preferred stock, LIICA paid a dividend of $16,438 to its preferred stock shareholder, AEGON, on June 3, 2008.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
9. Capital and Surplus (continued)
Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2010, the Company meets the minimum RBC requirements.
On September 30, 2002, LIICA received $150,000 from AEGON in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.
Additional information related to the outstanding surplus notes at December 31, 2010 and 2009 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2010	$150,000	$9,000	$72,000	$2,250
2009	150,000	6,750	63,000	2,250
10. Securities Lending
The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
10. Securities Lending (continued)
At December 31, 2010 and 2009, respectively, securities in the amount of $3,841,442 and $827,408 were on loan under securities lending agreements as a part of this program. At December 31, 2010, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $3,954,149 and $836,069 at December 31, 2010 and 2009, respectively.
The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$3,956,579
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	3,956,579

Securities received	—

Total collateral received	$3,956,579

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value

Open	$281,436	$281,436
30 days or less	2,534,617	2,534,617
31 to 60 days	728,905	728,905
61 to 90 days	267,667	267,667
91 to 120 days	22,448	22,217
121 to 180 days	40,525	40,450
181 to 365 days	21,038	21,064
1 to 2 years	15,915	15,552
Greater than 3 years	44,329	42,241

Total	3,956,880	3,954,149

Securities received	—	—

Total collateral reinvested	$3,956,880	$3,954,149

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
10. Securities Lending (continued)
For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $3,957,791 (fair value of $3,954,149) that are currently tradable securities that could be sold and used to pay for the $3,956,579 in collateral calls that could come due under a worst-case scenario.
11. Retirement and Compensation Plans
The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $18,324, $17,949 and $16,434 for the years ended December 31, 2010, 2009 and 2008, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.
The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $10,390, $9,654 and $9,795, for the years ended December 31, 2010, 2009 and 2008, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
11. Retirement and Compensation Plans (continued)
AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2010, 2009 and 2008 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.
In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $4,609, $4,254 and $1,382 related to these plans for the years ended December 31, 2010, 2009 and 2008, respectively.
12. Related Party Transactions
The Company shares certain officers, employees and general expenses with affiliated companies.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions (continued)
The Company is party to a common cost allocation service agreement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to two additional service agreements with Transamerica Advisors Life Insurance Company of New York (TALICNY) and TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The net amount received by the Company as a result of being a party to these agreements was $46,373, $32,580 and $19,737 during 2010, 2009 and 2008, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $51,177, $40,040 and $44,122 for these services during 2010, 2009 and 2008, respectively.
Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $67,790, $73,721 and $74,156 for the years ended December 31, 2010, 2009 and 2008, respectively.
At December 31, 2010 and 2009, respectively, the Company reported a net amount of payables to affiliates of $228,137 and $82,670. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions (continued)
At December 31, 2010, the Company had short-term intercompany notes receivable of $270,000 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

Transamerica Corporation	$75,500	July 19, 2011	0.35%
AEGON	69,500	December 22, 2011	0.25
AEGON	18,000	December 24, 2011	0.25
AEGON	76,000	December 27, 2011	0.25
AEGON	31,000	December 29, 2011	0.25
At December 31, 2009, the Company had short-term intercompany notes receivable of $880,200 as follows. All of these notes were repaid prior to their due date.

Receivable from	Amount	Due By	Interest Rate

AEGON	$6,600	June 1, 2010	0.30%
AEGON	14,000	June 2, 2010	0.30
AEGON	17,700	June 15, 2010	0.30
AEGON	6,700	June 19, 2010	0.30
AEGON	39,200	June 24, 2010	0.30
AEGON	20,900	June 25, 2010	0.30
AEGON	67,600	June 26, 2010	0.30
AEGON	7,900	July 2, 2010	0.32
Transamerica Corporation	123,800	July 24, 2010	0.32
AEGON	11,700	July 27, 2010	0.32
AEGON	17,500	July 28, 2010	0.32
AEGON	89,700	July 29, 2010	0.32
AEGON	30,800	July 30, 2010	0.32
AEGON	26,100	October 29, 2010	0.22
AEGON	330,000	December 11, 2010	0.20
AEGON	70,000	December 15, 2010	0.20
During 2010, 2009 and 2008, the Company paid (received) net interest of $142, $(1,193) and $3,223, respectively, to affiliates.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions (continued)
During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $143,563 and $138,726 at December 31, 2010 and 2009, respectively.
In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2010 and 2009, the cash surrender value of these policies was $148,756 and $143,644, respectively.
13. Commitments and Contingencies
At December 31, 2010 and 2009, the Company has mortgage loan commitments of $37,624 and $211,491, respectively. The Company has contingent commitments for $457,326 and $686,426 as of December 31, 2010 and 2009, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $29,934 and $45,413, respectively.
There were no private placement commitments outstanding as of December 31, 2010. Private placement commitments outstanding as of December 31, 2009 were $18,000.
There were no securities being acquired on a “to be announced” (TBA) basis as of December 31, 2010. TBA securities outstanding as of December 31, 2009 were $5,049.
The Company may pledge assets as collateral for derivative transactions. At December 31, 2010 and 2009, the Company has pledged invested assets with a carrying value of $210,686 and $366,806, respectively, and fair value of $208,328 and $400,679, respectively, in conjunction with these transactions. Also in conjunction with the derivative transactions, cash in the amount of $215,045 and securities in the amount of $259 were posted to the Company as of December 31, 2009, which were not included in the financials of the Company. A portion of the cash posted to the Company was reposted as collateral by the Company in the amount of $13,309 as of December 31, 2009.
As mentioned in Note 1, amendments to SSAP No. 91R during 2010 resulted in the cash collateral received from derivative counterparties being recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2010 was $240,335. In addition, securities in the amount of $104,186 were also posted to the Company as of December 31, 2010, which were not included in the financials of the Company. In accordance with amended SSAP No. 91R, noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2010 and 2009, the Company has pledged invested assets with a carrying amount of $182,365 and $243,127, respectively, and fair value of $190,511 and $244,838, respectively, in conjunction with these transactions.
The Company had outstanding funding agreements totaling $4,500,724 and $5,450,716 at December 31, 2010 and 2009, respectively, to the FHLB, and the funds received are reported as deposit-type liabilities per SSAP No. 52, Deposit-Type Contracts. Total reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to the FHLB are classified in the general account as it is a general obligation of the Company.
Collateral is required by the FHLB to support repayment of the funding agreements. The amount of pledged collateral at December 31, 2010 and 2009 was $6,607,053 and $6,922,409, respectively. In addition, the FHLB requires their common stock to be purchased. The Company owns $210,250 and $252,525 of FHLB common stock at December 31, 2010 and 2009, respectively. The FHLB has set funding capacity limits on the Company which are significantly higher than the current funding agreement level; however, the FHLB is under no obligation to extend additional capacity.
The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $2,034,558 and $4,201,338 as of December 31, 2010 and 2009, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve of $3,000 has been established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2010 and 2009.
The Company has guaranteed that TFLIC, an affiliate, will maintain capital and surplus amounts in excess of the statutory minimum requirements of $3,000. At December 31, 2010, TFLIC had capital and surplus of $794,667. The Company has recorded no liability for this guarantee.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in guaranteed sales of investments in LIHTC partnerships. These partnerships are partially or majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor’s capital account covered by this transaction is $349,609 as of December 31, 2010. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor’s inability to fully utilize tax benefits. Accordingly, the Company believes the likelihood of having to make material payments under the guarantee is remote.
As of December 31, 2010 and 2009, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $535 and $1,105, respectively, for which it was paid a fee. Prior to a change in the remarketing agent, this agreement was drawn upon and repaid during 2009. The Company does not believe there will be an additional draw under this agreement. However, if there were, any such draws would be purchases of municipal bonds, which would be repaid with interest.
At December 31, 2009, the Company had entered into multiple agreements with commitment amounts of $142,425 for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. A draw was made under one of these liquidity facilities in January 2008 for approximately $1,900, which was repaid in full with interest. This agreement was unwound during 2010, so the Company no longer holds a contingent reserve related to this agreement as of December 31, 2010.
The Company serves as guarantor for an affiliate’s guarantees of the principal value of loans made to entities which invest in certain investment funds. There was no notional amount associated with these guarantees as of December 31, 2010 or 2009. The investment funds’ assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor’s principal protection liability. There are no expected payments associated with these guarantees.
The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.
The Company recorded a one-time provision to general insurance expenses of $140,000 for settlement of a dispute related to a Bank Owned Life Insurance (BOLI) policy in the United States. Subsequent to the disruption in the credit market, which affected the investment value of the policy’s underlying assets, a suit was filed alleging that the policy terms were not sufficiently fulfilled by AEGON.
The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $37,041 and $34,814 and an offsetting premium tax benefit of $3,550 and $4,309 at December 31, 2010 and 2009, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $2,465, $460 and $1,720, for the years ended December 31, 2010, 2009 and 2008, respectively.
14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities
The Company has recorded liabilities of $200,977 and $632,109 for municipal repurchase agreements as of December 31, 2010 and 2009, respectively. The repurchase agreements are collateralized by securities with book values of $235,220 and $637,109 as of December 31, 2010 and 2009, respectively. These securities have maturity dates that range from 2011 to 2029 and have a weighted average interest rate of 5.37%.
The Company did not participate in dollar repurchase agreements at December 31, 2010 or 2009.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
14.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities (continued)
In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2010 and reacquired within 30 days of the sale date are:

		Book Value of	Cost of
	Number of	Securities	Securities
	Transactions	Sold	Repurchased	Gain/(Loss)

Bonds:
NAIC 3	1	$1,840	$1,879	$(25)
NAIC 4	1	4,177	4,728	646
NAIC 5	4	2,453	2,590	190
NAIC 6	6	4,232	4,460	176
15. Reconciliation to Statutory Statement
The 2008 Annual Statement did not include the appropriate tax effect on the mark to market income on a derivative as of December 31, 2008. This item was adjusted for in the 2008 financial statements, as discussed further below, and was corrected through federal income tax expense in the 2009 Annual Statement. There were no reconciling items at December 31, 2010 or for the year then ended. The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2009 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2009
Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(99,471)
Increase federal income tax benefit	93,046

Total statutory net loss per financial statements	$(6,425)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
15. Reconciliation to Statutory Statement (continued)
The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2008
Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(528,468)
Reduce federal income tax benefit	(93,046)
Restatement to reflect IFLIC merger	96

Total statutory net income (loss) per financial statements	$(621,418)

16. Subsequent Events
The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 8, 2011, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). As of April 8, 2011, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2010.
17. Unaudited Subsequent Events
Subject to regulatory approval, the Company will be a party to a series of reinsurance agreements to support the divestment of its life reinsurance business to SCOR that will transpire either in the second or third quarter of 2011. In conjunction with this transaction, certain blocks of business will be recaptured from affiliates. The net surplus impact to the Company will not be known until the transaction is closed with SCOR; however the negative surplus impact is expected to be approximately $400,000.

Transamerica Life Insurance Company
Summary of Investments — Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2010
SCHEDULE I

			Amount at
			Which Shown
		Market	in the
Type of Investment	Cost (1)	Value	Balance Sheet

Fixed maturities
Bonds:
United States government and government agencies and authorities	$3,920,855	$3,927,101	$3,920,855
States, municipalities and political subdivisions	1,069,997	1,081,867	1,069,997
Foreign governments	717,413	737,784	717,413
Hybrid securities	1,559,172	1,349,230	1,559,172
All other corporate bonds	39,653,906	39,880,621	39,653,906
Preferred stocks	123,925	121,878	123,925

Total fixed maturities	47,045,268	47,098,481	47,045,268

Equity securities
Common stocks:
Industrial, miscellaneous and all other	307,132	358,631	358,631

Total equity securities	307,132	358,631	358,631

Mortgage loans on real estate	8,027,115		8,027,115
Real estate	120,965		120,965
Policy loans	746,677		746,677
Other long-term investments	1,399,892		1,399,892
Cash, cash equivalents and short-term investments	1,303,081		1,303,081

Total investments	$58,950,130		$59,001,629

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company
Supplementary Insurance Information
(Dollars in Thousands)
SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*

Year ended December 31, 2010
Individual life	$14,015,969	$—	$256,354	$1,411,484	$993,846	$1,938,525	$1,109,156
Individual health	2,906,758	102,601	137,513	492,364	199,500	437,569	150,292
Group life and health	1,413,616	15,466	96,571	330,139	75,398	281,807	114,825
Annuity	17,990,509	—	26,915	6,931,132	1,650,427	5,616,190	3,283,491

	$36,326,852	$118,067	$517,353	$9,165,119	$2,919,171	$8,274,091	$4,657,764

Year ended December 31, 2009
Individual life	$13,898,182	$—	$273,389	$1,286,997	$900,907	$1,408,720	$986,135
Individual health	2,801,188	116,341	121,468	470,438	179,158	411,103	158,964
Group life and health	1,409,957	16,322	103,431	344,829	92,181	270,852	135,934
Annuity	19,080,480	—	22,049	5,997,868	1,900,911	1,404,938	6,767,121

	$37,189,807	$132,663	$520,337	$8,100,132	$3,073,157	$3,495,613	$8,048,154

Year ended December 31, 2008
Individual life	$14,091,494	$—	$235,075	$1,945,171	$1,004,973	$1,663,836	$4,643,176
Individual health	2,663,242	133,885	125,768	501,797	189,285	425,938	183,199
Group life and health	1,416,556	17,766	108,339	370,647	102,526	300,950	178,562
Annuity	23,412,004	—	15,183	4,700,329	2,590,142	5,947,854	9,408,003

	$41,583,296	$151,651	$484,365	$7,517,944	$3,886,926	$8,338,578	$14,412,940

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company
Reinsurance
(Dollars in Thousands)
SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2010
Life insurance in force	$459,820,666	$969,368,385	$731,229,732	$221,682,013	330%

Premiums:
Individual life	2,631,499	3,101,663	1,881,648	1,411,484	133%
Individual health	536,163	154,031	110,232	492,364	22%
Group life and health	398,638	87,932	19,433	330,139	6%
Annuity	7,197,141	334,516	68,507	6,931,132	1%

	$10,763,441	$3,678,142	$2,079,820	$9,165,119	23%

Year ended December 31, 2009
Life insurance in force	$450,746,436	$908,732,362	$677,546,211	$219,560,285	309%

Premiums:
Individual life	$2,466,652	$2,799,049	$1,619,394	$1,286,997	126%
Individual health	540,470	189,419	119,387	470,438	25%
Group life and health	389,911	74,823	29,741	344,829	9%
Annuity	9,312,898	3,355,296	40,266	5,997,868	1%

	$12,709,931	$6,418,587	$1,808,788	$8,100,132	22%

Year ended December 31, 2008
Life insurance in force	$443,518,542	$837,623,161	$634,973,061	$240,868,442	264%

Premiums:
Individual life	$2,471,167	$2,071,576	$1,545,580	$1,945,171	79%
Individual health	573,587	205,331	133,541	501,797	27%
Group life and health	422,904	83,809	31,552	370,647	9%
Annuity	9,841,785	5,242,316	100,860	4,700,329	2%

	$13,309,443	$7,603,032	$1,811,533	$7,517,944	24%

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	SecurePath
	for Life		SecurePath		SecurePath		SecurePath		SecurePath
	Retirement		for Life		for Life		for Life		for Life
	Income		2010		2015		2020		2025
Assets:
Investment in mutual funds, Level 1 quoted price at net asset value	$1,014		$1,028		$1,037		$1,043		$1,050

Liabilities:
Accrued guaranteed income benefit charge	1		1		1		1		1
Accrued administrative fees		^		^		^		^		^
Accrued mortality and expense risk	—		—		—		—		—

Total liabilities	1		1		1		1		1

Net assets attributable to annuity contractholders	$1,013		$1,027		$1,036		$1,042		$1,049

Accumulation units outstanding	100		100		100		100		100

Accumulation unit value	$10.13		$10.27		$10.36		$10.42		$10.49

Investment in securities:
Number of shares	90		46		84		47		83

Cost	$1,011		$1,025		$1,024		$1,022		$1,022

^	Amount rounds to less than $1.00.
The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
STATEMENTS OF OPERATIONS
For the Period Ended December 31, 2010*

	SecurePath
	for Life		SecurePath		SecurePath		SecurePath		SecurePath
	Retirement		for Life		for Life		for Life		for Life
	Income		2010		2015		2020		2025
Investment income (loss):
Dividend income	$9		$23		$22		$20		$20

Expenses:
Guaranteed income benefit charge	1		1		1		1		1
Administrative fees		^		^		^		^		^
Mortality and expense risk	—		—		—		—		—

Net expenses	1		1		1		1		1

Net investment income (loss)	8		22		21		19		19

Net realized and unrealized gains (losses) on investments:
Realized gain distributions	2		2		2		2		1
Change in net unrealized appreciation (depreciation) from investments	3		3		13		21		29

Net realized and unrealized gains (losses) on investments	5		5		15		23		30

Net increase (decrease) in net assets resulting from operations	$13		$27		$36		$42		$49

*	Commencement of Operations was December 1, 2010.

^	Amount rounds to less than $1.00.
The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended December 31, 2010*

	SecurePath
	for Life	SecurePath	SecurePath	SecurePath	SecurePath
	Retirement	for Life	for Life	for Life	for Life
	Income	2010	2015	2020	2025
From operations:
Net investment income (loss)	$8	$22	$21	$19	$19
Realized gain distributions	2	2	2	2	1
Change in net unrealized appreciation (depreciation) from investments .	3	3	13	21	29

Net increase (decrease) in net assets resulting from operations.	13	27	36	42	49

From unit transactions:
Units sold.	1,000	1,000	1,000	1,000	1,000
Units redeemed	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	1,000	1,000	1,000	1,000	1,000

Total increase (decrease) in net assets	1,013	1,027	1,036	1,042	1,049
Net assets:
Beginning of year	—	—	—	—	—

End of year	$1,013	$1,027	$1,036	$1,042	$1,049

Units outstanding beginning of period	—	—	—	—	—
Units sold	100	100	100	100	100
Units redeemed	—	—	—	—	—

Units outstanding end of period	100	100	100	100	100

*	Commencement of Operations was December 1, 2010.
The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
NOTES TO FINANCIAL STATEMENTS
NOTE 1. Organization and Significant Accounting Policies
Separate Account VA FF (the “Separate Account”) is a separate investment account established on September 1, 2010, by Transamerica Life Insurance Company, Inc. (“TLIC”), a wholly-owned subsidiary of AEGON USA, LLC (“AEGON”). AEGON is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON NV, a corporation based in the Netherlands which is a publicly traded international insurance group.
The Separate Account is registered with the Securities and Exchange Commission and operates as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended. The Separate Account holds assets that are segregated from all of TLIC’s other assets and, at present, is used as a funding vehicle under certain tax-deferred annuity contracts issued by TLIC to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). TLIC is the legal holder of the assets in the Separate Account.
The Separate Account commenced operations on December 1, 2010. There are currently five Subaccounts within the Separate Account which are available to contract holders of Group Plans: SecurePath for Life Retirement Income (“SPL Retirement Income”), SecurePath for Life 2010 (“SPL 2010”), SecurePath for Life 2015 (“SPL 2015”), SecurePath for Life 2020 (“SPL 2020”) and SecurePath for Life 2025 (“SPL 2025”). Each Subaccount invests in one of a series of Vanguard Target Retirement Funds (the “Target Retirement Funds”), which are mutual funds offered through the Vanguard Group, Inc. The financial statements of the Target Retirement Funds should be read in conjunction with the Separate Account’s financial statements.

Subaccount	Underlying Investment
SPL Retirement Income	Vanguard Target Retirement Income Fund
SPL 2010	Vanguard Target Retirement 2010 Fund
SPL 2015	Vanguard Target Retirement 2015 Fund
SPL 2020	Vanguard Target Retirement 2020 Fund
SPL 2025	Vanguard Target Retirement 2025 Fund
From time to time, the Subaccounts may have a concentration of several unit holders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Subaccounts.
In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies consistently followed by the Separate Account.
Security Transactions: The investments in the Target Retirement Funds are valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date. A description of the portfolio valuation policy for the Target Retirement Funds can be found in the Target Retirement Funds’ Notes to Financial Statements.
Investment Income: Dividend income from the investment in the Target Retirement Vanguard Funds is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost. Dividend received from the Target Retirement Fund investments are reinvested to purchase additional mutual fund shares.

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY NOTES TO
FINANCIAL STATEMENTS (Continued)
NOTE 1. Organization and Significant Accounting Policies (continued)
Contributions and Withdrawals: The unit value of each of the Subaccounts is determined as of the close of business of the New York Stock Exchange (“NYSE”) (normally, 4:00 P.M. Eastern time) each day the NYSE is open for business. Participants may contribute to or withdraw from the Subaccounts at the stated unit value on a particular day based upon the terms described in the prospectus.
Federal Income Taxes: The operations of the Separate Account form a part of, and are taxed with, the operations of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). TLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charges are currently being deducted from the separate Account for federal income tax purposes.
NOTE 2. Security Valuations
All investments in securities are recorded at their estimated fair value. The investments in the Target Retirement Funds are valued at the net asset value per share at the close of business of the New York Stock Exchange (“NYSE”), normally, 4:00 P.M. Eastern time, each day the NYSE is open for business. The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:
Level 1 — Unadjusted quoted prices in active markets for identical securities.
Level 2 — Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 — Unobservable inputs, to the extent that relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
Fair value measurement: Investment company securities are stated at fair value and are based upon daily unadjusted quoted prices. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.
NOTE 3. Fees
Daily charges to the Separate Account for the Guaranteed Income Benefit Charge paid to TLIC were computed at the annual rate of 0.90%; however, TLIC reserves the right to charge maximum fees of 1.40% upon 90 days’ prior written notice. Daily charges to the Separate Account for mortality and expense risk fees payable to TLIC

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
NOTES TO FINANCIAL STATEMENTS (Continued)
NOTE 3. Fees (continued)
were computed at an annual rate of 0.10%. Daily charges to the Separate Account for administrative fees payable to TLIC were computed at an annual rate of 0.45%. Total annual expenses for each Subaccount are currently 1.45%.
Each Subaccount was seeded with $1000 from TLIC.
TLIC reserves the right to deduct an annual contract charge from a participant’s account to reimburse TLIC for administrative expenses relating to the maintenance of the group variable annuity contracts. TLIC has no present intention to impose such a charge, but may do so in the future. Any such annual charge will not exceed $50.
The value of the assets in each Subaccount reflects the fees and expenses paid by the underlying Target Retirement Fund, including investment advisory fees and other expenses.
NOTE 4. Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
SPL Retirement Income	$1,011	$—
SPL 2010	1,025	—
SPL 2015	1,024	—
SPL 2020	1,022	—
SPL 2025	1,022	—
At December 31, 2010, SPL Retirement Income, SPL 2010, SPL 2015, SPL 2020 and SPL 2025 held 90, 46, 84, 47 and 83 units of their corresponding Target Retirement Fund investments, respectively. The Target Retirement Funds each invest in an array of other Vanguard fund investments (“Acquired Funds”) at the Acquired Funds’ net asset values on valuation date.
NOTE 5. Financial Income Tax Matters
The Separate Account recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, the Separate Account recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statements of Operations. The Separate Account has no open tax years, as 2010 has not yet been filed, and has concluded that no provision for income tax is required in the Separate Account’s financial statements.
NOTE 6. Subsequent Events
Management has evaluated subsequent events through March 1, 2011, the date the financial statements were available to be issued, and has determined that no other material events or transactions would require recognition or disclosure in the Separate Account’s financial statements.

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
NOTES TO FINANCIAL STATEMENTS (Continued)
NOTE 7. Financial Highlights
For an accumulation unit outstanding throughout the period:

		Income (Loss) from
		Investment Operations						Ratios to Average Net Assets
				Total
	Unit	Net	Net Realized	Income	Unit	Net
	Value,	Investment	and Unrealized	(Loss) from	Value,	Assets,			Net
For the	Beginning of	Income	Gains (Losses)	Investment	End of	End of	Total		Investment	Portfolio
Period Ended	Period	(Loss)(a)	on Investments	Operations	Period	Period	Return	Expenses (b)*	Income (Loss)	Turnover(c)
SPL Retirement Income
12/31/2010^	$10.00	$0.08	$0.05	$0.13	$10.13	$1,013	1.30%	1.09%	9.33%	—%

SPL 2010
12/31/2010^	10.00	0.22	0.05	0.27	10.27	1,027	2.70	1.38	25.24	—

SPL 2015
12/31/2010^	10.00	0.21	0.15	0.36	10.36	1,036	3.60	1.40	24.46	—

SPL 2020
12/31/2010^	10.00	0.19	0.23	0.42	10.42	1,042	4.20	1.39	22.06	—

SPL 2025
12/31/2010^	10.00	0.19	0.30	0.49	10.49	1,049	4.90	1.40	21.77	—

^	Commencement of Operations was December 1, 2010.

(a)	Calculated based upon average accumulation units outstanding.

(b)	Ratios exclude expenses incurred by the underlying Target Retirement Fund.

*	Actual expense ratio experienced is not equal to the contracted ratio for each Fund of 1.45% due to rounding. TCM and TLIC waived $0.31, $0.06, $0.04, $0.05 and $0.04 for SPL Retirement Income, SPL 2010, SPL 2015, SPL 2020 and SPL 2025, respectively.

(c)	Portfolio turnover is zero due to only having an initial investment of seed money.

Report of Independent Registered Public Accounting Firm
To the Directors of Transamerica Life Insurance Company and Contractholders of Separate Account VA FF
We have audited the accompanying statements of assets and liabilities of Separate Account VA FF (comprising, respectively, SecurePath for Life Retirement Income, SecurePath for Life 2010, SecurePath for Life 2015, SecurePath for Life 2020 and SecurePath for Life 2025) (collectively, the “Subaccounts”), as of December 31, 2010, and the related statements of operations and changes in net assets and the financial highlights for the period from December 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Subaccounts’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Separate Account VA FF at December 31, 2010 and the results of operations, changes in their net assets and the financial highlights for the period from December 1, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
March 1, 2011

PART C OTHER INFORMATION
Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements to be filed by Pre-Effective Amendment.

(b)	Exhibits:

	(1)	(a)	Resolution of the Board of Directors of Transamerica Life Insurance Company authorizing establishment of the Separate Account. Note 5.

	(2)		Not Applicable.

	(3)	(a)	Amended and Reinstated Principal Underwriting Agreement by and between Transamerica Life Insurance Company on its own behalf and on behalf of the Separate Account, and Transamerica Capital, Inc. Note 8.

		(b)	Form of Broker Dealer and Life Insurance Company Product Sales Agreement. Note 6.

	(4)	(a)	Form of Group Variable Annuity Contract. Note 7.

		(b)	Form of Individual Variable Annuity Contract. Note 10.

	(5)	(a)	Enrollment Form (Group). Note 7.

		(b)	Enrollment Form (Individual). Note 10.

	(6)	(a)	Articles of Incorporation of Transamerica Life Insurance Company. Note 3.

		(a)(i)	Articles of Incorporation of Transamerica Life Insurance Company. Note 9.

		(b)	ByLaws of Transamerica Life Insurance Company. Note 3.

		(b)(i)	ByLaws of Transamerica Life Insurance Company. Note 9.

	(7)	(a)	Reinsurance Agreement No. FUV-1 between Transamerica Life Insurance Company and Union Hamilton Reinsurance Limited dated April 1, 2001. Note. 4.

		(b)	Reinsurance agreement Amendment No. 1 to Agreement FUV-1 between Transamerica Life Insurance Company and Union Hamilton Reinsurance Limited dated April 1, 2001. Note 4.

	(8)	(a)	Daily Valuation Agency Agreement (Vanguard). Note 7.

		(b)	Vanguard DCC&S Agreement (Individual). Note 10.

	(9)	(a)	Opinion and Consent of Counsel. Note 10.

	(10)	(a)	Consent of Independent Registered Public Accounting Firm. Note 10.

	(11)		Not applicable.

	(12)		Not applicable.

	(13)		Powers of Attorney. (M.W. Mullin, C.D. Vermie, A.C. Schneider, E.J. Martin, B.K. Clancy, (D.D. Button) Note 10.

Note 1.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-98891) on August 29, 2002.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 6 to form N-4 Registration Statement (File No. 333-110049) on April 26, 2007.

Note 3.	Incorporated herein by reference to initial filing of form N-4 Registration Statement (File No. 333-62738) on June 11, 2001.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-110049) filed on April 29, 2009.

Note 5.	Filed with Initial Filing of Form N-4 Registration Statement (File No. 333-163878) on December 21, 2009.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-125817) filed on February 15, 2008.

Note 7.	Filed with Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-163878) on August 16, 2010.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 50 to Form N-4 Registration Statement (File No. 33-33085) filed on February 15, 2011.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-131987) filed on November 5, 2010.

Note 10.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Life Insurance Company) -

Name and Business Address	Principal Positions and Offices with Depositor

Mark W. Mullin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and Chief Executive Officer

Craig D. Vermie 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, Secretary and General Counsel

Arthur C. Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President and Chief Tax Officer

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Senior Vice President and Corporate Controller

Brenda K. Clancy 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, President and Chairman of the Board

Darryl D. Button 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499-0001	Director, Chief Financial Officer, Executive Vice President

ITEM 26 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B — Series I Preferred stock.	Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	General Partner — AEGON-CMF GP, LLC	Investment in mortgages
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

As of 1/1/2011	Page 1

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.2543%) ; Monumental Life Insurance Company (9.7457%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member — AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

As of 1/1/2011	Page 2

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners — Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
CC Matteson, LLC	Illinois	Members: Monumental Life Insurance Company (83.03%); Pan-American Life Insurance Company, a non-affiliate of AEGON (9.75%); Nationwide Life Insurance Company, a non-affiliate of AEGON (7.22%)	Ownership of commercial real estate acquired via remedies enforcement.
Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member — Diverisified Investment Advisors, Inc.	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

As of 1/1/2011	Page 3

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, LIMITED LIABILITY COMPANY	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

As of 1/1/2011	Page 4

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

As of 1/1/2011	Page 5

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

As of 1/1/2011	Page 6

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	Sole Member — Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware	Sole Member — Garnet Community Investments XXVIII, LLC	Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Managing Member — Garnet Community Investments XXIX, LLC	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member — Garnet Community Investments XXX, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Horizons Acquisition 5, LLC	Florida	Sole Member — PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member — PSL Acquisitions Operating, LLC	Development company
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

As of 1/1/2011	Page 7

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member — Life Investors Financial Group, Inc.	Direct sales of term life insurance
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

As of 1/1/2011	Page 8

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management
Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member — PSL Acquisitions Operating, LLC	Development company

As of 1/1/2011	Page 9

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member — Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member — Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Investor Member: Monumental Life Insurance Company	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member — Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member — Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member — Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Tradition Development Company, LLC	Florida	Sole Member — PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member — PSL Acquisitions Operating, LLC	Irrigation company
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

As of 1/1/2011	Page 10

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant
Transamerica Distribution Finance — Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc. (f/k/a InterSecurities, Inc.)	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Holdings, LLC	Delaware	100 shares of Class A stock owned by Transamerica Investment Services, Inc.; 1,902.82 shares of Class B stock owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Holding company

As of 1/1/2011	Page 11

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, LLC	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company — sole Member	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator

As of 1/1/2011	Page 12

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

As of 1/1/2011	Page 13

Item 27. Number of Contract Owners
As of March 31, 2011, there were 9 Contract owners.
Item 28. Indemnification
The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters—
(a) Transamerica Capital, Inc. serves as the principal underwriter for:
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1, Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Variable Life Account A, and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

     (b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

Blake S. Bostwick	(2)	Chief Operations Officer and Chief Marketing Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Executive Sales Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Frank A. Camp	(1)	Secretary

John W. Fischer	(4)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Karen D. Heburn	(4)	Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Elizabeth Belanger	(6)	Assistant Vice President

Arthur D. Woods	(4)	Assistant Vice President

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Wesley J. Hodgson	(2)	Vice President

Karen R. Wright	(3)	Treasurer

Margaret A. Cullem-Fiore	(4)	Assistant Vice President

Shelley A. Mossman	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	440 Mamaroneck Avenue, Harrison, NY 10528

(c) Compensation to Principal Underwriter:

	Net Underwriting
	Discounts and	Compensation on	Brokerage
Name of Principal Underwriter	Commissions(1)	Redemption	Commissions	Compensation
Transamerica Capital, Inc.	$0	0	0	0

(1)	Fiscal Year 2010
Item 30. Location of Accounts and Records
The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.
Item 31. Management Services.
All management Contracts are discussed in Part A or Part B.
Item 32. Undertakings
(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.
SECTION 403(B) REPRESENTATIONS
Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.
TEXAS ORP REPRESENTATION
The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) — (d) of that Rule.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 28th day of April, 2011.

SEPARATE ACCOUNT VA FF

TRANSAMERICA LIFE INSURANCE COMPANY Depositor

*
Brenda K. Clancy
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director, Senior Vice President, Secretary, and General Counsel	, 2011
Craig D. Vermie

*	Director, Chief Tax Officer, and Senior Vice President	, 2011
Arthur C. Schneider

*	Director, President, and Chairman of the Board	, 2011
Brenda K. Clancy

*	Senior Vice President and Corporate Controller	, 2011
Eric J. Martin

*	Chief Executive Officer and Director	, 2011
Mark W. Mullin

*	Chief Financial Officer, Director, and Executive Vice President	, 2011
Darryl D. Button

/s/ Shane E. Daly *By: Shane E. Daly	Vice President, Assistant Secretary, and General Counsel	April 28, 2011

*      By: Shane E. Daly — Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 333-163878
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

EXHIBITS
TO
FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
FOR
SEPARATE ACCOUNT VA FF

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

4(b)	Form of Individual Variable Annuity Contract
5(b)	Enrollment Form (Individual)
8(b)	DCC&S Agreement (Vanguard)
9(a)	Opinion and Consent of Counsel
10(a)	Consent of Independent Registered Public Accounting Firm
13	Powers of Attorney

*	Page numbers included only in manually executed original.